UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21732

MGI FUNDS
(Exact name of registrant as specified in charter)

1166 Avenue of the Americas New York, NY			10036
(Address of principal executive offices)			(Zip code)

Cynthia Lo Bessette, Esq. Mercer Global Investments, Inc. 1166 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 345-6531

Date of fiscal year end:	March 31, 2007

Date of reporting period:	March 31, 2007

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

MGI Funds™
Annual Report
MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

“This report has been prepared for MGI Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current MGI Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing”.

March 31, 2007

MGI FUNDS
TABLE OF CONTENTS

MGI US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are believed to possess superior potential for long-term capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Index.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 1.28% compared to its benchmark return of 11.84%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed two sub-advisors, INTECH and Sands Capital Management. INTECH manages a diversified portfolio of securities using a quantitative approach that utilizes a mathematical investment process. Sands manages a concentrated portfolio using a fundamental, bottom-up approach looking for leading companies. The Sands portfolio is diversified by business lines.

Market Commentary and Fund Performance

After a poor second quarter, domestic equity markets rose strongly through the end of 2006 rewarding the combination of the end of Federal Reserve interest rate hikes, better than expected earnings, a sharp increase in mergers and acquisitions, and increasing corporate dividends and share repurchases. The markets slowed in the first quarter of 2007 as investors became concerned over a slowing economy and weakness in the housing market. For the April 2006-March 2007 year, the Russell 1000® Index advanced 11.8%. Within the Russell 1000® Index, returns were driven by the utilities, telecomm, and materials sectors. The technology, healthcare and industrial sectors underperformed the broader market. Growth companies continued to underperform value companies, as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index, which posted returns of 16.8% and 7.1%, respectively, for the period.

The MGI Large Capitalization Growth Equity Fund trailed the benchmark during the period, reflecting the relative underperformance of large capitalization growth stocks. Relative to the Russell 1000® Index, an overweight to, and poor stock selection in, the healthcare sector detracted from results with holdings such as TEVA Pharmaceutical, Genzyme and Medtronic, which declined by -8.4%, -10.7% and -2.5%, respectively. The portfolio exhibited strong relative stock selection within the financials sector. In particular, financials sector holdings Intercontinental Exchange and Chicago Mercantile Exchange, two exchanges that deal primarily in futures, advanced 84.7% and 19.6%, respectively, during the period. These holdings represented, on average, 4.4% of the portfolio for the period. The INTECH portion of the Fund underperformed primarily due to an overweight and stock selection in the healthcare sector. In particular, healthcare holdings Express Scripts and UnitedHealth Group detracted from results, declining -8.2% and -9.8%, respectively over the period and representing, on average, 2.2% of the INTECH portfolio. In contrast, Sands Capital underperformed primarily due to stock selection in the consumer discretionary sector. In particular, consumer discretionary holdings Starbucks and Apollo Group, declined by 16.7% and 32.7%, respectively over the period and represented, on average, 10.8% of the Sands portfolio for the one-year period ending March 31, 2007.

This graph shows the performance of the MGI US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 11.98% compared to its benchmark return of 11.84%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed three sub-advisors, Lord Abbett & Company, Numeric Investors and Pzena Investment Management. Lord Abbett utilizes a relative value investing philosophy and invests in companies with attractive valuations and positive fundamentals. Numeric’s highly quantitative process utilizes three primary stock selection models to take advantage of short term inefficiencies in the pricing of large capitalization stocks. Pzena uses a classic value philosophy, investing in stocks whose prices are low relative to their long-term normal earnings power.

Market Commentary and Fund Performance

After a poor second quarter, domestic equity markets rose strongly through the end of 2006 rewarding the combination of the end of Federal Reserve interest rate hikes, better than expected earnings, a sharp increase in mergers and acquisitions, and increasing corporate dividends and share repurchases. The markets slowed in the first quarter of 2007 as investors became concerned over a slowing economy and weakness in the housing market. For the April 2006-March 2007 year, the Russell 1000® Index advanced 11.8%. Within the Russell 1000® Index, returns were driven by the utilities, telecom, and materials sectors. The technology, healthcare and industrial sectors underperformed the broader market. Value companies continued to outperform growth companies, as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index, which posted returns of 16.8% and 7.1%, respectively, for the period.

The MGI Large Capitalization Value Equity Fund outperformed the benchmark, reflecting the favorable performance of large capitalization value stocks during the period and investment decisions made by the Fund’s subadvisors.

The Fund benefited from strong stock selection and an underweight in the information technology sector. In particular, Oracle Corporation and Affiliated Computer posting returns of 32.4% and 20.6%, respectively, boosted results. These holdings represented, on average, 1.4% of the portfolio. In addition, strong stock selection in the healthcare sector also helped results, with healthcare holding Bristol Myers Squibb posting a one-year return of 17.9% and representing, on average, 1.8% of the portfolio. Lord Abbett outperformed due to stock selection and weighting decisions in four sectors: information technology, telecommunications, consumer discretionary and consumer staples. The strongest absolute sector return for the portfolio was the telecom sector, which posted a return of 43.3% for the period. The telecom holdings AT&T and BellSouth posted returns of 52.6% and 36.9%, respectively and represented, on average, 3.8% of the portfolio over the period. Stock selection in the financials (Mitsubishi UFJ declined 10.9%) and materials sectors (Newmont Mining declined 18.4%) detracted from results. In general, Pzena outperformed due to strong stock selection, including overweight positions in Morgan Stanley, MetLife and Sempra Energy, up 27.3%, 31.9% and 34.4%, respectively. Numeric was funded on March 22, 2007 and posted a return of -0.65% for this nine-day period, outperforming the Russell 1000 Index return of -0.93%.

This graph shows the performance of the MGI US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index.

Investment Strategy

The Fund invests in a diversified portfolio of small and medium sized U.S. companies that are believed to offer superior potential for capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Index.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 2.75% compared to its benchmark return of 8.23%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2006, the Fund employed two sub-advisors, Westfield Capital Management and Mazama Capital Management. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Mazama uses a combination of fundamental, bottom-up stock selection as well as a proprietary, model driven framework for security selection and portfolio construction. They focus on companies with strong business momentum.

Market Commentary and Fund Performance

After a poor second quarter, domestic equity markets rose strongly through the end of 2006 rewarding the combination of the end of Federal Reserve interest rate hikes, better than expected earnings, a sharp increase in mergers and acquisitions, and increasing corporate dividends and share repurchases. The markets slowed in the first quarter of 2007 as investors became concerned over a slowing economy and weakness in the housing market. For the April 2006-March 2007 year, the Russell 2500® Index advanced 8.2%. Within the Russell 2500® Index, returns were driven by the utilities, consumer staples, and telecomm sectors. The technology and healthcare sectors underperformed the broader market. Growth companies continued to underperform value companies, as measured by the Russell 2500® Value Index and the Russell 2500® Growth Index, which posted returns of 12.2% and 4.4%, respectively, for the period.

The MGI Small/Mid Capitalization Growth Equity Fund underperformed primarily due to sector positioning relative the Russell 2500® Index. The lack of representation in the utilities sector, which comprised on average 5.3% of the Index, contributed a negative 94 basis points of relative return over the period. In addition, weighting decisions in the information technology, materials and healthcare sectors detracted from results. Stock selection in the financials sector hurt relative returns with holdings Accredited Home Lenders and Wintrust Financials, which returned -41.6% and -23.7%, respectively, and represented on average 0.9% of the portfolio over this period. Strong stock selection in the information technology sector was able to offset some of these detractors. Notably, information technology stock Polycom posted a return of 53.7% and was the top contributor to overall performance. Mazama underperformed the benchmark for the period and particular areas of weakness were the financials, information technology and healthcare sectors. Despite underperforming the benchmark as well, an area of strength for Westfield Capital was strong stock selection in the information technology, healthcare, and consumer discretionary sectors. Westfield’s two largest contributing holdings were Sotheby’s, and Varian Semiconductor Equipment, which returned 54.7% and 90.1%, respectively, for the period. Westfield Capital’s strong positive stock selection was not enough to offset weak sector positioning.

This graph shows the performance of the MGI US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index.

Investment Strategy

The Fund invests in common stocks of small and medium sized U.S. companies that offer the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to current market prices.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 7.90% compared to its benchmark return of 8.23%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed three sub-advisors, AQR Capital Management, NWQ Investment Management Company and Wells Capital Management (Benson Value Team). AQR’s process is largely quantitative with traditional factors as inputs and weightings partially determined through qualitative analysis. AQR’s basic philosophy combines concepts of value and momentum. NWQ is a strong, fundamental value shop focusing on “Value with a Catalyst”. The Benson Value Team manages a portfolio of micro capitalization stocks using a bottom-up, value oriented investment strategy and seeks stocks that have positive cash flow, improving fundamentals and inexpensive valuations relative to peers.

Market Commentary and Fund Performance

After a poor second quarter, domestic equity markets rose strongly through the end of 2006 rewarding the combination of the end of Federal Reserve interest rate hikes, better than expected earnings, a sharp increase in mergers and acquisitions, and increasing corporate dividends and share repurchases. The markets slowed in the first quarter of 2007 as investors became concerned over a slowing economy and weakness in the housing market. For the April 2006-March 2007 year, the Russell 2500® Index advanced 8.2%. Within the Russell 2500® Index, returns were driven by the utilities, consumer staples, and telecomm sectors. The technology and healthcare sectors underperformed the broader market. Value companies continued to outperform growth companies, as measured by the Russell 2500® Value Index and the Russell 2500® Growth Index, which posted returns of 12.2% and 4.4%, respectively, for the period.

The MGI Small/Mid Capitalization Value Equity Fund slightly underperformed the benchmark on a net-of-fee basis. The Fund benefited from sector positioning relative to the Russell 2500® Index, particularly in the overweight to the materials sector, one of the better performing sectors of the Index. The portfolio’s average weight in the materials sector was 14.2% versus the benchmark’s average weight of 6.1% for the period. The Fund exhibited strong stock selection in the industrials and energy sectors. In particular, industrial holdings Clean Harbors and General Cable advanced 35.9% and 70.5%, respectively, over the period and represented on average 1.6% of the portfolio. Energy holdings Maverick Tube and Noble Energy advanced 21.1% and 37.1%, respectively, over the period and represented 1.5% of the portfolio. These four holdings were among the top five contributors to overall performance for the period. Stock selection in the financials sector detracted from results as the portfolio held several companies with exposure to the sub-prime mortgage market. In particular, financial sector holdings Friedman Billings Ramsey and Indymac Bancorp, which posted returns of -51.9% and -25.1%, and represented on average 1.3% of the Fund, were detractors to performance.

Subadvisors AQR and NWQ were funded on June 27, 2006. AQR underperformed the benchmark from inception to March 31, 2007. Stock selection was generally weak, while sector positioning was positive for this period. In particular, AQR’s portfolio was hurt by stock selection in the financials and information technology sectors. An average overweight to the materials sector (11.2% versus 6.1%), helped results for the period. NWQ underperformed the benchmark from inception to March 31, 2007. The primary reason for underperformance was stock selection in the financials sector. Four of the top five contributors to underperformance for the period were financials sector holdings. NWQ exhibited strong stock selection in the energy sector posting a return of 32.5% versus the Index return of 9.8% for this sector. The Benson Value portion of the Fund underperformed the benchmark due to stock selection in the information technology and consumer discretionary sectors. In particular, information technology holdings AnswerThink and Plato Learning declined 50.1% and 55.7%, respectively, over the period and represented on average 1.6% of Benson’s portfolio. The portfolio’s consumer discretionary sector returned 1.5% during the period versus the Index return of 6.8% for this sector.

This graph shows the performance of the MGI US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any size, located in the world’s developed and emerging capital markets.

Performance

Since the inception of the Fund on August 17, 2006, the Y-3 share class performance was 13.24% compared to its benchmark return of 15.09%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed three sub-advisors, AllianceBernstein, Grantham, Mayo, Van Otterloo & Company, and Lazard Asset Management. AllianceBernstein manages both a growth portfolio, which focuses on stocks with strong growth characteristics at reasonable prices, and a value portfolio, which consists of mispriced stocks identified through the firm’s bottom-up fundamental research and a disciplined valuation process. GMO manages a diversified portfolio of stocks from the developed non-U.S. markets using a quantitative process. Lazard manages a portfolio of stocks from the emerging markets that are identified as having strong financial productivity and are believed to trade at attractive valuations.

Market Commentary and Fund Performance

The global economy saw sustained expansion in 2006 and the trend continued into 2007. Economic growth in Europe accelerated while the Japanese economy regained traction after a mid-year slow down in 2006, as business and consumer confidence continued to improve. Strength in developing economies contributed significantly to global economic growth, as growth continued to be robust. China and India led the pack, while some economies benefited from high commodity prices. Inflation remained subdued and energy prices fell from the peak in the summer of 2006. The U.S. dollar generally fell against major currencies, resulting in higher returns in U.S. dollar terms than in local currencies. In this environment, both the developed and emerging equity markets posted strong gains from the inception of the Fund through the end of the first quarter of 2007, despite a brief global sell-off in early 2007. The MSCI EAFE® Index posted a 15.1% gain over the period, while the MSCI Emerging Markets® Index advanced 19.7%.

The MGI Non-U.S. Core Equity Fund trailed the MSCI EAFE® Index primarily due to weak stock selection in the financials sector and an overweight to the energy sector. Issue selection in France and the Netherlands combined with an underweight to Australia and below-benchmark exposure to the UK pound sterling also hindered performance. Holdings such as Sumitomo Mitsui Financial Group, Mitsubishi UFJ Financial Group, and Nitto Denko Corp suffered significant losses and detracted from the Fund’s results. On the flip side, favorable stock selection in the materials sector, coupled with an overweight to this sector, helped results, as did an underweight to Japan and strong security selection in Brazil and the UK. The AllianceBernstein growth portfolio posted disappointing results for the period, as growth stocks generally underperformed. The AllianceBernstein value portfolio and GMO lagged the MSCI EAFE® Index due largely to the negative impact from country and currency allocations, which was partially offset by favorable stock selection. Lazard, the Fund’s dedicated emerging markets manager, posted strong gains, outperforming the MSCI EAFE® Index as well as the MSCI Emerging Markets® Index.

This graph shows the performance of the MGI Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI Core Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both current income and capital appreciation. The benchmark for the Fund is the Lehman Brothers Aggregate Bond™ Index.

Investment Strategy

The Fund invests primarily in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund may also invest a significant portion of assets in any combination of non-investment grade bonds, non-U.S. dollar denominated bonds and bonds issued by issuers of emerging capital markets.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 6.30% compared to its benchmark return of 6.59%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed two sub-advisors, BlackRock Financial Management and Western Asset Management Company. BlackRock manages its allocated portion of the Fund using a relative value strategy to determine the tradeoff between risk and potential return. This philosophy emphasizes research and analysis of specific sectors and securities along with the risks associated with the fixed income markets, including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. WAMCo manages its allocated portion of the Fund with a diversified, tightly controlled, value-oriented portfolio. The Firm’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark.

Market Commentary and Fund Performance

The investment grade bond market generated attractive returns during the period stemming from two main areas: a modest decline in U.S. Treasury yields and a general spread tightening within the non-Treasury or spread sectors. The lower yields, especially in the latter half of 2006, were due in part to investor’s expectations that the Federal Reserve would cease raising the benchmark Federal funds rate and remain on the sidelines indefinitely while the economy digested the impact of steadily higher short term rates over the past several years. Amid this period of below average volatility and robust corporate cash flow, investors continued to seek incremental return in many areas, though most notably in the lower credit quality segments of the corporate bond market. The residential mortgage market also benefited during this period as some investors, weary of increasingly expensive valuation levels in some areas of the bond market, sought incremental return opportunities in this high quality, AAA - rated market.

Factors that weighed on the market included stubborn inflation pressures resulting from a declining U.S. dollar, persistently high energy costs, modest wage pressures as a result of steady and low unemployment levels and, more recently, weakness in the sub-prime mortgage lending arena. The latter concern was most evident in the lower quality home equity loan segment of the asset-backed and the commercial mortgage-backed markets as well as a ripple effect among the financial institutions segment of the corporate bond market. Investors are wondering if this was an isolated phenomenon contained to mortgage originators and a few pockets of real estate or perhaps this suggests broad-based weakness and if so, what impact might it have on consumers, who remain a key driver of economic growth.

Performance results for the past 12 months were slightly ahead of the Fund’s benchmark, on a gross basis, however behind net of fees. Broadly speaking, the Fund’s two sub-advisors featured opposing strategies with respect to interest rates, sector allocations, and credit quality with the net effect a slight positive. The Western Asset Management portion was positioned favorably with respect to the declining interest rate environment in the latter half of 2006. In addition, the sector strategy was an overall positive as was the focus on discrete lower quality corporate names such as GM and Ford that rebounded sharply during the year. In addition, WAMCo’s investment strategy capitalized on the positive performance within the high yield and emerging bond markets. BlackRock’s investment strategy was more defensive with respect to interest rates, the spread sectors, and credit quality. The duration strategy anticipated continued rising interest rates, especially long-term rates given their outlook for deteriorating inflationary conditions and persistent dollar weakness. The spread sector strategy benefited from the strength in the residential mortgage market however, these gains were more than offset by an underweight strategy in corporate bonds, based on full valuation levels, and a defensive profile therein with respect to credit quality. Fortunately, MGI increased the Fund’s exposure to WAMCo early in the period by 10% with proceeds from a comparable reduction for BlackRock.

This graph shows the performance of the MGI Core Opportunistic Fixed Income Fund Class Y-3 shares versus the Lehman Brothers US Aggregate Bond™ Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Short Maturity Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is safety of principal with a moderate level of income. The benchmark for the Fund is the Lehman Brothers Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund’s duration will typically fall between one and three years. Duration measures the potential price sensitivity of a bond with respect to change in interest rates.

Performance

For the fiscal year ended March 31, 2007, the Fund’s Y-3 share class performance was 5.51% compared to its benchmark return of 5.30%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed one sub-advisor, Aberdeen Asset Management. Aberdeen manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are priced inefficiently. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

The investment grade bond market generated attractive returns during the period stemming from two main areas, a modest decline in U.S. Treasury yields and a general spread tightening within the non-Treasury or spread sectors. The lower yields, especially in the latter half of 2006, were due in part to investor’s expectations that the Federal Reserve would cease raising the benchmark Federal funds rate and remain on the sidelines indefinitely while the economy digested the impact of steadily higher short term rates over the past several years. Amid this period of below average volatility and robust corporate cash flow, investors continued to seek incremental return in many areas, though most notably in the lower credit quality segments of the corporate bond market. The residential mortgage market also benefited during this period as some investors, weary of increasingly expensive valuation levels in some areas of the bond market, sought incremental return opportunities in this high quality, AAA - rated market.

Factors that weighed on the market included stubborn inflation pressures resulting from a declining U.S. dollar, persistently high energy costs, modest wage pressures as a result of steady and low unemployment levels and, more recently, weakness in the sub-prime mortgage lending arena. The latter concern was most evident in the lower quality home equity loan segment of the asset-backed and the commercial mortgage-backed markets as well as a ripple effect among the financial institutions segment of the corporate bond market. Investors are wondering if this was an isolated phenomenon contained to mortgage originators and a few pockets of real estate or perhaps this suggests broad-based weakness and if so, what impact might it have on consumers, who remain a key driver of economic growth.

The investment strategy followed by the Fund’s sub-advisor, Aberdeen, worked well during this period as the Fund’s performance results outperformed the benchmark. Key attributes of the investment strategy include a neutral duration and a meaningful exposure to multiple sectors within the investment grade fixed income market with a particular emphasis on security selection within these sectors. This “bottom-up” approach featured broadly diversified exposures to several high quality areas including AAA rated asset-backed securities, collateralized mortgage obligations, and commercial mortgage-backed bonds. Within these sectors, Aberdeen was adept at avoiding the negative impacts associated with the sub-prime lending saga and, in some cases, benefited since some of their investments gained in value amid an investor bias to move up the quality spectrum. While maintaining an overweight exposure to the corporate bond sector, the strategy within this market, which emphasized securities issued by companies with above average credit quality, did not benefit from the superior performance of lower rated credits. Nonetheless, the Fund’s overall strategy was rewarded during the past 12 months.

This graph shows the performance of the MGI US Short Maturity Fixed Income Fund Class Y-3 shares versus the Lehman Brothers Government/Credit 1-3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2007. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Past performance does not guarantee future performance. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Growth Equity Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 99.2%
	Advertising — 0.6%
20,300	Interpublic Group of Cos., Inc.* **	249,893
15,100	Omnicom Group	1,545,938
		1,795,831
	Aerospace & Defense — 2.3%
23,175	Boeing Co.	2,060,489
29,500	General Dynamics Corp.	2,253,800
13,500	Lockheed Martin Corp.	1,309,770
17,820	Rockwell Collins, Inc.	1,192,693
4,000	United Technologies Corp.	260,000
		7,076,752
	Agriculture — 1.8%
41,600	Altria Group, Inc.	3,652,896
8,000	Monsanto Co.	439,680
27,500	UST, Inc.	1,594,450
		5,687,026
	Apparel — 0.7%
9,200	Coach, Inc.*	460,460
600	Liz Claiborne, Inc.	25,710
5,600	Nike, Inc. Class B	595,056
5,200	Polo Ralph Lauren Corp.	458,380
9,000	VF Corp.**	743,580
		2,283,186
	Banks — 0.3%
6,500	Compass Bancshares, Inc.	447,200
11,100	Mellon Financial Corp.	478,854
1,100	Northern Trust Corp.	66,154
300	State Street Corp.	19,425
1,000	Synovus Financial Corp.	32,340
		1,043,973
	Beverages — 1.2%
10,500	Anheuser-Busch Cos., Inc.	529,830
2,100	Coca-Cola Co. (The)	100,800
1,000	Constellation Brands, Inc. Class A*	21,180
4,200	Pepsi Bottling Group, Inc.	133,938
45,800	PepsiCo, Inc.	2,911,048
		3,696,796

                                                             See accompanying notes to the financial statements.                                                         17

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Biotechnology — 6.1%
51,600	Celgene Corp.*	2,706,936
115,500	Genentech, Inc.*	9,484,860
110,000	Genzyme Corp.*	6,602,200
		18,793,996
	Chemicals — 1.4%
36,950	Ecolab, Inc.**	1,588,850
13,500	Hercules, Inc.*	263,790
20,100	International Flavors & Fragrances, Inc.**	949,122
17,420	Sherwin-Williams Co. (The)	1,150,417
11,300	Sigma-Aldrich Corp.	469,176
		4,421,355
	Commercial Services — 2.6%
700	Apollo Group, Inc. Class A*	30,730
21,700	Convergys Corp.*	551,397
2,000	H&R Block, Inc.	42,080
68,200	Iron Mountain, Inc.* **	1,782,066
89,855	Moody’s Corp.	5,576,401
		7,982,674
	Computers — 4.1%
98,485	Apple, Inc.*	9,150,241
18,400	Cognizant Technology Solutions Corp.*	1,624,168
26,700	Lexmark International, Inc.*	1,560,882
200	NCR Corp.*	9,554
7,800	Network Appliance, Inc.*	284,856
		12,629,701
	Cosmetics & Personal Care — 2.2%
26,800	Avon Products, Inc.	998,568
49,300	Colgate-Palmolive Co.	3,292,747
11,000	Estee Lauder Cos. (The), Inc. Class A	537,350
29,280	Procter & Gamble Co.	1,849,325
		6,677,990
	Diversified Financial Services — 6.2%
9,600	Ameriprise Financial, Inc.	548,544
19,500	Chicago Mercantile Exchange	10,382,970
2,300	Countrywide Financial Corp.	77,372
950	Franklin Resources, Inc.	114,788
3,600	Goldman Sachs Group, Inc.	743,868
55,700	IntercontinentalExchange, Inc.* **	6,807,097
500	Lehman Brothers Holdings, Inc.	35,035
7,800	T Rowe Price Group, Inc.	368,082
		19,077,756

18                                                         See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Electric — 1.8%
121,500	AES Corp. (The)*	2,614,680
9,700	Allegheny Energy, Inc.* **	476,658
13,100	Constellation Energy Group, Inc.	1,139,045
4,000	Edison International	196,520
14,300	Exelon Corp.	982,553
		5,409,456
	Electronics — 1.1%
40,300	Applera Corp. - Applied Biosystems Group	1,191,671
36,400	Thermo Fisher Scientific, Inc.*	1,701,700
6,300	Waters Corp.*	365,400
		3,258,771
	Entertainment — 0.9%
69,300	International Game Technology	2,798,334
	Food — 2.1%
52,925	Campbell Soup Co.	2,061,429
6,100	Dean Foods Co.*	285,114
32,600	General Mills, Inc.	1,897,972
17,770	Kellogg Co.	913,911
28,000	McCormick & Co., Inc.	1,078,560
7,900	Sysco Corp.	267,257
900	WM Wrigley Jr. Co.	45,837
		6,550,080
	Health Care-Products — 8.8%
33,725	Baxter International, Inc.	1,776,296
3,100	Becton Dickinson & Co.	238,359
7,400	Biomet, Inc.	314,426
10,200	CR Bard, Inc.	811,002
28,700	Intuitive Surgical, Inc.* **	3,489,059
77,320	Johnson & Johnson	4,659,303
1,465	Medtronic, Inc.	71,873
56,200	Patterson Cos., Inc.*	1,994,538
78,300	Stryker Corp.**	5,192,856
86,500	Varian Medical Systems, Inc.*	4,125,185
51,200	Zimmer Holdings, Inc.*	4,372,992
		27,045,889
	Health Care-Services — 1.8%
37,000	Humana, Inc.*	2,146,740
30,400	Laboratory Corp. of America Holdings* **	2,207,952
11,000	Manor Care, Inc.**	597,960
7,500	Quest Diagnostics, Inc.**	374,025

                                                             See accompanying notes to the financial statements.                                                         19

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Health Care-Services — continued
1,200	UnitedHealth Group, Inc.	63,564
700	WellPoint, Inc.*	56,770
		5,447,011
	Household Products & Wares — 0.3%
4,895	Clorox Co.	311,763
7,200	Kimberly-Clark Corp.	493,128
		804,891
	Insurance — 0.8%
1,900	AMBAC Financial Group, Inc.	164,141
9,400	American International Group, Inc.	631,868
5,100	Cigna Corp.	727,566
9,200	Metlife, Inc.	580,980
1,500	Principal Financial Group	89,805
4,400	Torchmark Corp.	288,596
		2,482,956
	Internet — 7.1%
2,800	Amazon.Com, Inc.*	111,412
34,900	Google, Inc. Class A*	15,989,784
34,000	Symantec Corp.* **	588,200
167,200	Yahoo!, Inc.*	5,231,688
		21,921,084
	Iron & Steel — 0.4%
6,900	Allegheny Technologies, Inc.**	736,161
6,400	Nucor Corp.	416,832
		1,152,993
	Leisure Time — 0.6%
33,100	Harley-Davidson, Inc.	1,944,625
	Lodging — 0.9%
600	Harrah’s Entertainment, Inc.	50,670
36,500	Hilton Hotels Corp.	1,312,540
26,630	Marriott International, Inc. Class A	1,303,805
		2,667,015
	Machinery - Construction & Mining — 0.2%
9,700	Terex Corp.*	696,072
	Machinery - Diversified — 0.1%
3,300	Deere & Co.	358,512

20                                                         See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Media — 3.2%
26,500	Clear Channel Communications, Inc.	928,560
114,700	Comcast Corp. Class A*	2,976,465
67,900	DIRECTV Group (The), Inc.*	1,566,453
26,510	McGraw-Hill Cos. (The), Inc.	1,666,949
78,700	News Corp. Class A	1,819,544
29,500	Walt Disney Co.	1,015,685
		9,973,656
	Mining — 0.3%
9,916	Freeport-McMoRan Copper & Gold, Inc. Class B	656,340
2,100	Vulcan Materials Co.**	244,608
		900,948
	Miscellaneous - Manufacturing — 0.9%
1,000	Danaher Corp.	71,450
72,030	General Electric Co.	2,546,981
1,300	Pall Corp.	49,400
		2,667,831
	Oil & Gas — 2.7%
13,300	Chevron Corp.	983,668
600	ENSCO International, Inc.	32,640
93,625	Exxon Mobil Corp.	7,064,006
700	Transocean, Inc.*	57,190
900	XTO Energy, Inc.	49,329
		8,186,833
	Oil & Gas Services — 2.5%
3,745	Baker Hughes, Inc.	247,657
108,650	Schlumberger, Ltd.	7,507,715
300	Weatherford International, Ltd.*	13,530
		7,768,902
	Packaging & Containers — 0.3%
30,600	Pactiv Corp.*	1,032,444
	Pharmaceuticals — 6.3%
23,200	Abbott Laboratories	1,294,560
61,600	Abraxis BioScience, Inc.* **	1,645,336
71,600	Allergan, Inc.	7,934,712
200	Cardinal Health, Inc.	14,590
475	Express Scripts, Inc.*	38,342
24,750	Forest Laboratories, Inc.*	1,273,140
12,600	Gilead Sciences, Inc.*	963,900
16,600	Pfizer, Inc.	419,316

                                                             See accompanying notes to the financial statements.                                                         21

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Pharmaceuticals — continued
16,990	Schering-Plough Corp.	433,415
114,700	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	4,293,221
22,520	Wyeth	1,126,676
		19,437,208
	Pipelines — 0.1%
700	Questar Corp.	62,447
1,700	Spectra Energy Corp.	44,659
2,500	Williams Cos., Inc.	71,150
		178,256
	Real Estate — 0.2%
21,600	CB Richard Ellis Group, Inc. Class A*	738,288
	REITS — 1.2%
3,600	AvalonBay Communities, Inc. REIT**	468,000
10,400	Kimco Realty Corp. REIT**	506,896
13,150	Public Storage, Inc. REIT**	1,244,910
13,400	Vornado Realty Trust REIT	1,599,156
		3,818,962
	Retail — 11.7%
8,000	Autozone, Inc.*	1,025,120
9,700	Big Lots, Inc.* **	303,416
67,764	CVS/Caremark Corp.**	2,313,463
1,125	Darden Restaurants, Inc.	46,339
7,800	Dollar General Corp.**	164,970
7,900	Family Dollar Stores, Inc.	233,998
49,200	Kohl’s Corp.*	3,769,212
230,300	Lowe’s Cos., Inc.**	7,252,147
31,700	McDonald’s Corp.	1,428,085
10,900	Nordstrom, Inc.	577,046
19,100	Office Depot, Inc.*	671,174
19,300	RadioShack Corp.	521,679
353,570	Starbucks Corp.*	11,087,955
15,000	TJX Cos., Inc.	404,400
116,640	Walgreen Co.	5,352,610
7,395	Wal-Mart Stores, Inc.	347,195
6,900	Wendy’s International, Inc.	215,970
9,995	Yum! Brands, Inc.	577,311
		36,292,090

22                                                         See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Savings & Loans — 0.1%
4,100	Hudson City Bancorp, Inc.	56,088
15,000	Sovereign Bancorp, Inc.**	381,600
		437,688
	Semiconductors — 2.7%
192,700	Broadcom Corp. Class A*	6,179,889
8,400	Novellus Systems, Inc.* **	268,968
62,500	Nvidia Corp.*	1,798,750
9,200	QLogic Corp.*	156,400
		8,404,007
	Software — 4.2%
500	Adobe Systems, Inc.*	20,850
1,740	Automatic Data Processing, Inc.	84,216
20,400	BMC Software, Inc.*	628,116
43,000	Cerner Corp.* **	2,341,350
1,450	Citrix Systems, Inc.*	46,443
5,700	Fiserv, Inc.*	302,442
900	IMS Health, Inc.	26,694
23,200	Intuit, Inc.*	634,752
115,190	Microsoft Corp.	3,210,345
152,616	Oracle Corp.*	2,766,928
66,400	Salesforce.com, Inc.* **	2,843,248
		12,905,384
	Telecommunications — 5.0%
134,800	America Movil SA de CV-Series L, ADR	6,442,092
14,200	Avaya, Inc.*	167,702
78,000	Cisco Systems, Inc.*	1,991,340
159,300	Qualcomm, Inc.	6,795,738
		15,396,872
	Toys, Games & Hobbies — 0.3%
38,600	Mattel, Inc.	1,064,202
	Transportation — 1.1%
3,300	CH Robinson Worldwide, Inc.	157,575
76,900	Expeditors International Washington, Inc.	3,177,508
400	FedEx Corp.	42,972
		3,378,055
	TOTAL COMMON STOCKS (COST $294,077,613)	306,286,351

                                                             See accompanying notes to the financial statements.                                                         23

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 10.2%
	Repurchase Agreements — 3.5%
5,946,598	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $6,065,548. Repurchase proceeds are $5,949,288), 5.43%, due 04/02/07***	5,946,598
4,955,498	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 0.00%, with a maturity date 03/20/08, valued at $5,054,651. Repurchase proceeds are $4,957,740), 5.43%, due 04/02/07***	4,955,498
		10,902,096
	Certificates of Deposit — 6.7%
991,099	Bank of America Corp., 5.31%, due 05/17/07***	991,099
991,099	Barclays, 5.31%, due 04/09/07***	991,099
991,099	Barclays, 5.31%, due 04/02/07***	991,099
991,099	BNP Paribas, 5.42%, due 04/02/07***	991,099
594,660	Calyon, 5.31%, due 05/24/07***	594,660
991,100	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	991,100
991,100	Citigroup Corp., 5.31%, due 05/04/07***	991,100
991,100	Erste Bank, 5.28%, due 04/04/07***	991,100
991,100	Fortis Bank, 5.27%, due 04/12/07***	991,100
991,100	Fortis Bank, 5.30%, due 06/25/07***	991,100
991,100	Lloyds TSB Bank, 5.27%, due 04/05/07***	991,100
594,660	Lloyds TSB Bank, 5.28%, due 04/27/07***	594,660
991,100	Rabobank Nederland, 5.27%, due 04/10/07***	991,100
991,100	Rabobank Nederland, 5.40%, due 04/02/07***	991,100
991,100	Regions Bank, 5.30%, due 04/23/07***	991,100
1,982,200	Royal Bank of Canada, 5.39%, due 04/02/07***	1,982,200
991,100	Royal Bank of Scotland, 5.30%, due 05/08/07***	991,100
1,566,304	Svenska Handelsbanken, 5.38%, due 04/02/07***	1,566,304
991,100	Toronto Dominion Bank, 5.27%, due 04/27/07***	991,100
991,100	UBS AG, 5.29%, due 04/06/07***	991,100
		20,595,420
	TOTAL SHORT-TERM INVESTMENTS (COST $31,497,516)	31,497,516
	TOTAL INVESTMENTS — 109.4%
	(Cost $325,575,129)	337,783,867
	Other Assets and Liabilities (net) — (9.4%)	(28,904,453)
	TOTAL NET ASSETS — 100.0%	$308,879,414
	Notes to Schedule of Investments:
	ADR - American Depository Receipt
	REIT - Real Estate Investment Trust

24                                                         See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

*	Non-income producing security.
**	All or a portion of this security is out on loan.
***	Represents an investment of securities lending collateral.

                                                             See accompanying notes to the financial statements.                                                         25

MGI US Large Cap Growth Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	99.2
Short-Term Investments	10.2
Other Assets and Liabilities (net)	(9.4)
100.0%

26                                                         See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%
	Aerospace & Defense — 1.9%
8,959	General Dynamics Corp.	684,468
30,000	Northrop Grumman Corp.	2,226,600
53,104	Raytheon Co.	2,785,836
3,785	Rockwell Collins, Inc.	253,330
		5,950,234
	Agriculture — 0.4%
9,350	Archer-Daniels-Midland Co.	343,145
15,861	Monsanto Co.	871,721
		1,214,866
	Auto Parts & Equipment — 1.3%
55,475	Magna International, Inc. Class A**	4,166,727
	Banks — 7.1%
167,481	Bank of America Corp.	8,544,881
33,720	Bank of New York Co. (The), Inc.	1,367,346
52,900	BB&T Corp.	2,169,958
60,550	Comerica, Inc.	3,579,716
6,768	Fifth Third Bancorp	261,854
12,698	Marshall & IIsley Corp.	588,044
19,481	Mellon Financial Corp.	840,410
15,687	Regions Financial Corp.	554,849
5,437	SunTrust Banks, Inc.	451,488
89,873	US Bancorp	3,142,859
6,900	Wachovia Corp.	379,845
4,650	Zions Bancorporation	393,018
		22,274,268
	Beverages — 1.5%
54,091	Anheuser-Busch Cos., Inc.	2,729,432
16,274	Coca-Cola Co. (The)	781,152
34,907	Coca-Cola Enterprises, Inc.	706,867
8,824	PepsiCo, Inc.	560,853
		4,778,304
	Biotechnology — 0.9%
49,850	Amgen, Inc.*	2,785,618
	Chemicals — 0.8%
36,723	Praxair, Inc.	2,312,080
7,300	RPM, Inc.	168,630
		2,480,710

                                                             See accompanying notes to the financial statements.                                                         27

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Commercial Services — 0.6%
28,114	Gannett Co	1,582,537
18,549	Hertz Global Holdings, Inc.*	439,611
		2,022,148
	Computers — 2.3%
76,750	Affiliated Computer Services, Inc. Class A*	4,519,040
9,800	Computer Sciences Corp.*	510,874
15,702	Hewlett-Packard Co.	630,278
7,247	International Business Machines Corp.	683,102
153,314	Sun Microsystems, Inc.*	921,417
		7,264,711
	Cosmetics & Personal Care — 1.0%
52,316	Procter & Gamble Co.	3,304,279
	Diversified Financial Services — 12.6%
5,500	American Express Co.	310,200
8,600	Charles Schwab Corp. (The)	157,294
29,000	CIT Group, Inc.	1,534,680
247,632	Citigroup, Inc.	12,713,427
7,300	Countrywide Financial Corp.	245,572
130,460	Fannie Mae	7,120,507
108,918	Freddie Mac	6,479,532
100,991	JPMorgan Chase & Co.	4,885,945
32,200	Merrill Lynch & Co., Inc.	2,629,774
46,500	Morgan Stanley	3,662,340
		39,739,271
	Electric — 3.8%
4,550	Ameren Corp.	228,865
8,619	Consolidated Edison, Inc.**	440,086
12,863	Dominion Resources, Inc.	1,141,849
12,486	FPL Group, Inc.	763,769
39,100	Mirant Corp.*	1,581,986
22,344	PG&E Corp.	1,078,545
17,278	PPL Corp.	706,670
27,600	Public Service Enterprise Group, Inc.	2,291,904
10,735	Southern Co. (The)	393,438
65,400	Wisconsin Energy Corp.	3,173,208
		11,800,320
	Electrical Components & Equipment — 1.8%
428,749	Alcatel-Lucent Sponsored ADR**	5,067,813
17,047	Emerson Electric Co.	734,555
		5,802,368

28                                                         See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Electronics — 0.2%
15,700	Dolby Laboratories, Inc. Class A*	541,807
	Environmental Control — 0.4%
18,350	Republic Services, Inc.	510,497
18,300	Waste Management, Inc.	629,703
		1,140,200
	Food — 2.3%
22,741	Campbell Soup Co.	885,762
2,300	General Mills, Inc.	133,906
55,507	Kraft Foods, Inc. Class A**	1,757,352
56,730	Kroger Co. (The)	1,602,622
136,325	Sara Lee Corp.	2,306,619
13,521	Supervalu, Inc.	528,265
		7,214,526
	Forest Products & Paper — 0.3%
23,926	International Paper Co.	870,906
	Gas — 1.0%
50,025	Sempra Energy	3,052,025
	Health Care-Products — 1.5%
24,449	Baxter International, Inc.	1,287,729
74,607	Boston Scientific Corp.*	1,084,786
38,975	Johnson & Johnson	2,348,633
		4,721,148
	Health Care-Services — 0.5%
24,700	Humana, Inc.*	1,433,094
	Home Builders — 0.7%
61,600	DR Horton, Inc.	1,355,200
3,400	KB Home	145,078
1,000	NVR, Inc.*	665,000
		2,165,278
	Home Furnishings — 1.5%
54,950	Whirlpool Corp.**	4,665,804
	Household Products & Wares — 1.4%
21,600	Avery Dennison Corp.	1,388,016
4,896	Clorox Co.	311,826
37,354	Kimberly-Clark Corp.	2,558,375
		4,258,217

                                                             See accompanying notes to the financial statements.                                                         29

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Insurance — 12.8%
129,600	Allstate Corp. (The)	7,783,776
29,119	American International Group, Inc.	1,957,379
93,170	AON Corp.	3,536,733
15,900	Axis Capital Holdings, Ltd.	538,374
7,700	Chubb Corp.	397,859
127,668	Fidelity National Financial, Inc.**	3,065,309
46,000	Genworth Financial, Inc. Class A	1,607,240
2,099	Hartford Financial Services Group, Inc.	200,622
4,705	Lincoln National Corp.	318,952
6,264	MBIA, Inc.	410,229
75,450	Metlife, Inc.	4,764,667
10,500	RenaissanceRe Holdings, Ltd.	526,470
69,750	Torchmark Corp.	4,574,902
45,700	Travelers Cos., Inc. (The)	2,365,889
44,300	WR Berkley Corp.	1,467,216
97,575	XL Capital, Ltd. Class A	6,826,347
		40,341,964
	Internet — 0.8%
33,065	IAC/InterActiveCorp.* **	1,246,881
23,900	McAfee, Inc.*	695,012
15,050	Yahoo!, Inc.*	470,915
		2,412,808
	Leisure Time — 1.5%
41,100	Carnival Corp.	1,925,946
87,000	Tyco International Ltd.	2,744,850
		4,670,796
	Media — 0.8%
44,468	Comcast Corp. Class A*	1,132,600
17,181	News Corp. Class B	420,419
8,100	Time Warner Cable, Inc. Class A*	303,507
29,756	Time Warner, Inc.	586,788
		2,443,314
	Metal Fabricate & Hardware — 0.2%
25,400	Commercial Metals Co.	796,290
	Mining — 0.6%
28,452	Barrick Gold Corp.	812,305
7,200	Freeport-McMoRan Copper & Gold, Inc. Class B	476,568
15,220	Newmont Mining Corp.	639,088
		1,927,961

30                                                         See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Miscellaneous - Manufacturing — 2.6%
800	Cooper Industries, Ltd. Class A	35,992
7,125	Eaton Corp.	595,365
193,627	General Electric Co.	6,846,651
10,855	Illinois Tool Works, Inc.	560,118
		8,038,126
	Office & Business Equipment — 0.2%
12,650	Pitney Bowes, Inc.	574,184
	Oil & Gas — 5.9%
44,400	BP Plc, Sponsored ADR	2,874,900
6,024	Devon Energy Corp.	416,981
149,115	Exxon Mobil Corp.	11,250,727
28,300	Occidental Petroleum Corp.	1,395,473
3,500	Unit Corp.*	177,065
39,200	Valero Energy Corp.	2,528,008
		18,643,154
	Oil & Gas Services — 0.4%
9,248	Schlumberger, Ltd.	639,037
11,200	Smith International, Inc.	538,160
		1,177,197
	Pharmaceuticals — 9.4%
15,415	Abbott Laboratories	860,157
57,000	AmerisourceBergen Corp.	3,006,750
217,061	Bristol-Myers Squibb Co.	6,025,613
1,400	Eli Lilly & Co.	75,194
14,500	Endo Pharmaceuticals Holdings, Inc.*	426,300
27,100	Forest Laboratories, Inc.*	1,394,024
2,817	Medco Health Solutions, Inc.*	204,317
25,825	Novartis AG, ADR	1,410,820
388,050	Pfizer, Inc.	9,802,143
26,143	Sanofi-Aventis ADR**	1,137,482
35,774	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,339,021
76,157	Wyeth	3,810,135
		29,491,956
	Pipelines — 0.2%
27,940	El Paso Corp.	404,292
14,500	Spectra Energy Corp.	380,915
		785,207

                                                             See accompanying notes to the financial statements.                                                         31

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	REITS — 0.6%
2,400	CBL & Associates Properties, Inc. REIT	107,616
8,400	Prologis REIT	545,412
8,500	SL Green Realty Corp. REIT	1,166,030
		1,819,058
	Retail — 6.4%
24,775	Autozone, Inc.* **	3,174,669
4,200	Costco Wholesale Corp.	226,128
51,601	CVS/Caremark Corp.**	1,761,658
15,247	Federated Department Stores, Inc.	686,877
64,250	Home Depot, Inc.	2,360,545
115,475	TJX Cos., Inc.	3,113,206
185,282	Wal-Mart Stores, Inc.	8,698,990
		20,022,073
	Savings & Loans — 1.1%
84,600	Washington Mutual, Inc.	3,416,148
	Semiconductors — 0.2%
12,200	Microchip Technology, Inc.	433,466
3,400	Texas Instruments, Inc.	102,340
		535,806
	Software — 4.0%
7,301	Automatic Data Processing, Inc.	353,368
181,150	CA, Inc.	4,693,597
36,232	Fidelity National Information Services, Inc.	1,647,107
122,750	Microsoft Corp.	3,421,043
143,750	Oracle Corp.*	2,606,188
		12,721,303
	Telecommunications — 4.1%
214,879	AT&T, Inc.	8,472,679
58,400	Cisco Systems, Inc.*	1,490,952
4,850	Juniper Networks, Inc.*	95,448
14,950	Qualcomm, Inc.	637,767
59,940	Verizon Communications, Inc.	2,272,925
		12,969,771
	Transportation — 0.8%
26,400	Union Pacific Corp.	2,680,920
	TOTAL COMMON STOCKS (COST $288,479,127)	309,114,865

32                                                         See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.5%
	Repurchase Agreements — 2.3%
3,835,185	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $3,911,900. Repurchase proceeds are $3,836,920), 5.43%, due 04/02/07***	3,835,185
3,195,987	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 0.00%, with a maturity date 03/20/08, valued at $3,259,934. Repurchase proceeds are $3,197,433), 5.43%, due 04/02/07***	3,195,987
		7,031,172
	Certificates of Deposit — 4.2%
639,197	Bank of America Corp., 5.31%, due 05/17/07***	639,197
639,198	Barclays, 5.31%, due 04/09/07***	639,198
639,197	Barclays, 5.31%, due 04/02/07***	639,197
639,198	BNP Paribas, 5.42%, due 04/02/07***	639,198
383,518	Calyon, 5.31%, due 05/24/07***	383,518
639,197	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	639,197
639,198	Citigroup Corp., 5.31%, due 05/04/07***	639,198
639,198	Erste Bank, 5.28%, due 04/04/07***	639,198
639,198	Fortis Bank, 5.27%, due 04/12/07***	639,198
639,198	Fortis Bank, 5.30%, due 06/25/07***	639,198
639,198	Lloyds TSB Bank, 5.27%, due 04/05/07***	639,198
383,519	Lloyds TSB Bank, 5.28%, due 04/27/07***	383,519
639,198	Rabobank Nederland, 5.27%, due 04/10/07***	639,198
639,198	Rabobank Nederland, 5.40%, due 04/02/07***	639,198
639,197	Regions Bank, 5.30%, due 04/23/07***	639,197
1,278,395	Royal Bank of Canada, 5.39%, due 04/02/07***	1,278,395
639,197	Royal Bank of Scotland, 5.30%, due 05/08/07***	639,197
1,010,168	Svenska Handelsbanken, 5.38%, due 04/02/07***	1,010,168
639,197	Toronto Dominion Bank, 5.27%, due 04/27/07***	639,197
639,197	UBS AG, 5.29%, due 04/06/07***	639,197
		13,282,761
	TOTAL SHORT-TERM INVESTMENTS (COST $20,313,933)	20,313,933
	TOTAL INVESTMENTS — 104.9%
	(Cost $308,793,060)	329,428,798
	Other Assets and Liabilities (net) — (4.9%)	(15,390,800)
	TOTAL NET ASSETS — 100.0%	$314,037,998
	Notes to Schedule of Investments:
	ADR - American Depository Receipt
	REIT - Real Estate Investment Trust

                                                             See accompanying notes to the financial statements.                                                         33

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

*	Non-income producing security.
**	All or a portion of this security is out on loan.
***	Represents an investment of securities lending collateral.

34                                                         See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.4
Short-Term Investments	6.5
Other Assets and Liabilities (net)	(4.9)
100.0%

                                                             See accompanying notes to the financial statements.                                                         35

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 99.3%
	Aerospace & Defense — 1.0%
14,500	Empresa Brasileira de Aeronautica SA, ADR**	664,970
15,100	Esterline Technologies Corp.*	620,157
		1,285,127
	Airlines — 0.2%
7,900	Alaska Air Group, Inc.*	300,990
	Apparel — 2.9%
600	Columbia Sportswear Co.**	37,386
44,000	CROCS, Inc.* **	2,079,000
143,000	Quiksilver, Inc.*	1,658,800
		3,775,186
	Banks — 1.4%
47,400	East-West Bancorp, Inc.	1,742,898
4,500	Signature Bank/New York, NY*	146,430
		1,889,328
	Biotechnology — 3.3%
46,400	Affymetrix, Inc.* **	1,395,248
21,188	Alexion Pharmaceuticals, Inc.* **	916,169
20,700	Charles River Laboratories International, Inc.*	957,582
23,500	Geron Corp.* **	164,500
15,700	Invitrogen Corp.*	999,305
		4,432,804
	Chemicals — 0.9%
43,800	Symyx Technologies*	776,136
34,900	US BioEnergy Corp.*	400,303
		1,176,439
	Coal — 1.5%
27,600	Consol Energy, Inc.	1,079,988
35,400	Massey Energy Co.	849,246
		1,929,234
	Commercial Services — 3.9%
2,500	Advisory Board Co. (The)*	126,550
22,000	Alliance Data Systems Corp.* **	1,355,640
47,200	Corinthian Colleges, Inc.*	649,000
4,300	Corporate Executive Board Co.	326,628
3,400	Huron Consulting Group, Inc.*	206,856
3,400	Morningstar, Inc.*	175,576

36                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Commercial Services — continued
4,800	New Oriental Education & Technology Group, ADR*	194,544
3,900	Pharmaceutical Product Development, Inc.	131,391
40,900	Sotheby’s Holdings Class A**	1,819,232
1,900	Strayer Education, Inc.**	237,500
		5,222,917
	Computers — 1.7%
1,900	Factset Research Systems, Inc.	119,415
12,100	Jack Henry & Associates, Inc.	291,005
2,400	Manhattan Associates, Inc.*	65,832
23,200	SRA International, Inc. Class A* **	565,152
36,900	Synopsys, Inc.*	967,887
10,800	Western Digital Corp.*	181,548
		2,190,839
	Cosmetics & Personal Care — 0.4%
13,700	Bare Escentuals, Inc.* **	491,419
	Distribution & Wholesale — 0.9%
19,600	WESCO International, Inc.*	1,230,488
	Diversified Financial Services — 7.6%
21,200	Affiliated Managers Group* **	2,297,020
121,000	E*Trade Financial Corp.*	2,567,620
6,800	Federated Investors, Inc. Class B	249,696
32,300	Fortress Investment Group LLC Class A**	926,364
9,900	Greenhill & Co., Inc.**	607,761
60,000	Jefferies Group, Inc.	1,737,000
41,000	Nasdaq Stock Market Inc (The)*	1,205,810
8,700	Nuveen Investments, Inc. Class A	411,510
		10,002,781
	Electrical Components & Equipment — 1.5%
55,900	Ametek, Inc.	1,930,786
3,000	Energy Conversion Devices, Inc.* **	104,820
		2,035,606
	Electronics — 3.2%
21,800	Cymer, Inc.*	905,790
9,800	FEI Co.* **	353,388
169,300	Flextronics International, Ltd.* **	1,852,142
18,342	L-1 Identity Solutions, Inc.* **	302,826
162,100	Solectron Corp.*	510,615
19,000	Sonic Solutions, Inc.* **	267,900
		4,192,661

                                                             See accompanying notes to the financial statements.                                                         37

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Energy - Alternate Sources — 0.4%
2,900	Headwaters, Inc.* **	63,365
6,000	Sunpower Corp. Class A* **	273,000
10,500	VeraSun Energy Corp.* **	208,635
		545,000
	Engineering & Construction — 0.3%
5,700	Washington Group International, Inc.*	378,594
	Entertainment — 1.0%
23,100	DreamWorks Animation SKG, Inc. Class A*	706,398
19,700	Pinnacle Entertainment, Inc.*	572,679
		1,279,077
	Environmental Control — 0.6%
25,050	Waste Connections, Inc.*	749,997
	Food — 0.2%
6,400	Whole Foods Market, Inc.	287,040
	Health Care-Products — 2.1%
37,000	Cytyc Corp.*	1,265,770
7,600	Mindray Medical International, Ltd., ADR	180,956
2,100	Patterson Cos., Inc.*	74,529
15,500	Ventana Medical Systems*	649,450
35,400	Volcano Corp.*	637,554
		2,808,259
	Health Care-Services — 2.1%
2,500	Kindred Healthcare, Inc.*	81,950
1,700	Lincare Holdings, Inc.*	62,305
22,700	Manor Care, Inc.**	1,233,972
16,100	Nighthawk Radiology Holdings, Inc.* **	292,859
19,900	Pediatrix Medical Group, Inc.*	1,135,494
		2,806,580
	Home Builders — 0.1%
2,900	Ryland Group, Inc.**	122,351
	Home Furnishings — 1.0%
14,500	Harman International Industries, Inc.	1,393,160
	Household Products & Wares — 0.7%
23,400	Jarden Corp.* **	896,220

38                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Insurance — 0.2%
11,600	OneBeacon Insurance Group, Ltd.	290,000
	Internet — 6.5%
12,700	Advent Software, Inc.* **	442,849
49,300	aQuantive, Inc.* **	1,375,963
31,600	Avocent Corp.*	852,252
39,300	Checkfree Corp.*	1,457,637
121,000	CNET Networks, Inc.* **	1,053,910
12,200	Cogent Communications Group, Inc.*	288,286
73,900	eResearch Technology, Inc.* **	580,854
28,000	Monster Worldwide, Inc.*	1,326,360
131,400	Move, Inc.*	727,956
14,600	Sina Corp.* **	490,706
		8,596,773
	Machinery - Diversified — 2.9%
44,000	Grant Prideco, Inc.*	2,192,960
32,200	Idex Corp.	1,638,336
		3,831,296
	Media — 2.5%
28,300	CKX, Inc.* **	314,130
35,500	Dow Jones & Co., Inc.**	1,223,685
35,000	Martha Stewart Living Omnimedia Class A**	595,350
21,100	Meredith Corp.	1,210,929
		3,344,094
	Miscellaneous - Manufacturing — 1.0%
10,000	Actuant Corp. Class A**	507,600
40,900	Hexcel Corp.* **	811,865
		1,319,465
	Office Furnishings — 1.3%
19,300	Herman Miller, Inc.	646,357
45,700	Knoll, Inc.	1,089,031
		1,735,388
	Oil & Gas — 2.5%
34,800	Chesapeake Energy Corp.**	1,074,624
38,900	Denbury Resources, Inc.*	1,158,831
5,500	Patterson-UTI Energy, Inc.	123,420
8,700	Range Resources Corp.	290,580
29,200	TETRA Technologies, Inc.*	721,532
		3,368,987

                                                             See accompanying notes to the financial statements.                                                         39

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Oil & Gas Services — 2.4%
49,200	Cal Dive International, Inc.*	600,732
9,600	FMC Technologies, Inc.*	669,696
12,600	Helix Energy Solutions Group, Inc.*	469,854
29,100	Smith International, Inc.**	1,398,255
		3,138,537
	Pharmaceuticals — 13.2%
78,200	Alkermes, Inc.* **	1,207,408
39,000	Cephalon, Inc.* **	2,777,190
73,900	Cubist Pharmaceuticals, Inc.* **	1,630,973
12,000	Dendreon Corp.* **	155,160
55,100	Depomed, Inc.* **	196,707
159,000	Elan Corp. Plc, Sponsored ADR* **	2,113,110
162,800	Medarex, Inc.* **	2,106,632
8,100	Medicis Pharmaceutical Corp Class A**	249,642
51,600	MGI Pharma, Inc.*	1,159,452
34,600	Omnicare, Inc.**	1,376,042
51,800	OSI Pharmaceuticals, Inc.* **	1,709,400
51,200	Respironics, Inc.*	2,149,888
91,700	Santarus, Inc.* **	645,568
		17,477,172
	Real Estate — 0.4%
56,700	Meruelo Maddux Properties, Inc.*	496,125
	REITS — 0.5%
20,019	CapitalSource, Inc. REIT	503,078
12,100	NorthStar Realty Finance Corp. REIT	184,041
		687,119
	Retail — 4.5%
3,400	AnnTaylor Stores Corp.*	131,852
7,500	Cheesecake Factory (The)*	199,875
36,400	Circuit City Stores, Inc.	674,492
19,700	Dick’s Sporting Goods, Inc.* **	1,147,722
4,200	Panera Bread Co. Class A* **	248,052
42,400	Petsmart, Inc.**	1,397,504
13,100	PF Chang’s China Bistro, Inc.* **	548,628
115,200	Rite Aid Corp.*	664,704
16,300	Urban Outfitters, Inc.*	432,113
51,000	Wet Seal (The), Inc. Class A*	334,050
3,700	Williams-Sonoma, Inc.**	131,202
		5,910,194

40                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Semiconductors — 5.5%
133,000	Atmel Corp.*	668,990
24,300	ATMI, Inc.* **	742,851
86,100	Brooks Automation, Inc.*	1,476,615
15,400	Intersil Corp. Class A	407,946
124,900	Lattice Semiconductor Corp.*	730,665
6,700	ON Semiconductor Corp.*	59,764
3,800	QLogic Corp.*	64,600
43,300	Silicon Laboratories, Inc.*	1,295,536
135,800	Skyworks Solutions, Inc.*	780,850
19,100	Varian Semiconductor Equipment Associates, Inc.*	1,019,558
		7,247,375
	Software — 10.5%
27,100	Business Objects SA, Sponsored ADR*	980,749
22,600	Citrix Systems, Inc.*	723,878
48,600	Cognos, Inc.*	1,914,354
47,700	eFunds Corp.*	1,271,682
12,500	Quest Software, Inc.* **	203,375
156,800	Red Hat, Inc.* **	3,595,424
33,300	Satyam Computer Services Ltd., ADR	755,910
42,100	Schawk, Inc.	762,431
25,750	THQ, Inc.* **	880,393
44,800	Transaction Systems Architects, Inc. Class A*	1,451,072
136,400	Wind River Systems, Inc.*	1,355,816
		13,895,084
	Telecommunications — 5.4%
39,700	Avaya, Inc.*	468,857
49,000	Clearwire Corp. Class A* **	1,003,030
29,700	Comverse Technology, Inc.*	634,095
7,500	Harmonic, Inc.*	73,650
82,500	Polycom, Inc.* **	2,749,725
255,000	RF Micro Devices, Inc.* **	1,588,650
19,600	SBA Communications Corp.* **	579,180
		7,097,187
	Transportation — 1.1%
47,600	JB Hunt Transport Services, Inc.**	1,249,024
5,000	Landstar System, Inc.**	229,200
		1,478,224
	TOTAL COMMON STOCKS (COST $123,668,058)	131,335,117

                                                             See accompanying notes to the financial statements.                                                         41

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 30.4%
	Repurchase Agreements — 10.5%
7,581,073	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $7,732,717. Repurchase proceeds are $7,584,502), 5.43%, due 04/02/07***	7,581,073
6,317,561	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 0.00%, with a maturity date 03/20/08, valued at $6,443,966. Repurchase proceeds are $6,320,418), 5.43%, due 04/02/07***	6,317,561
		13,898,634
	Certificates of Deposit — 19.9%
1,263,512	Bank of America Corp., 5.31%, due 05/17/07***	1,263,512
1,263,512	Barclays, 5.31%, due 04/09/07***	1,263,512
1,263,512	Barclays, 5.31%, due 04/02/07***	1,263,512
1,263,512	BNP Paribas, 5.42%, due 04/02/07***	1,263,512
758,107	Calyon, 5.31%, due 05/24/07***	758,107
1,263,512	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	1,263,512
1,263,512	Citigroup Corp., 5.31%, due 05/04/07***	1,263,512
1,263,512	Erste Bank, 5.28%, due 04/04/07***	1,263,512
1,263,513	Fortis Bank, 5.27%, due 04/12/07***	1,263,513
1,263,512	Fortis Bank, 5.30%, due 06/25/07***	1,263,512
1,263,512	Lloyds TSB Bank, 5.27%, due 04/05/07***	1,263,512
758,107	Lloyds TSB Bank, 5.28%, due 04/27/07***	758,107
1,263,512	Rabobank Nederland, 5.27%, due 04/10/07***	1,263,512
1,263,513	Rabobank Nederland, 5.40%, due 04/02/07***	1,263,513
1,263,512	Regions Bank, 5.30%, due 04/23/07***	1,263,512
2,527,025	Royal Bank of Canada, 5.39%, due 04/02/07***	2,527,025
1,263,512	Royal Bank of Scotland, 5.30%, due 05/08/07***	1,263,512
1,996,817	Svenska Handelsbanken, 5.38%, due 04/02/07***	1,996,817
1,263,512	Toronto Dominion Bank, 5.27%, due 04/27/07***	1,263,512
1,263,512	UBS AG, 5.29%, due 04/06/07***	1,263,512
		26,256,250
	TOTAL SHORT-TERM INVESTMENTS (COST $40,154,884)	40,154,884
	TOTAL INVESTMENTS — 129.7%
	(Cost $163,822,942)	171,490,001
	Other Assets and Liabilities (net) — (29.7%)	(39,311,961)
	TOTAL NET ASSETS — 100.0%	$132,178,040
	Notes to Schedule of Investments:
	ADR - American Depository Receipt
	REIT - Real Estate Investment Trust

42                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

*	Non-income producing security.
**	All or a portion of this security is out on loan.
***	Represents an investment of securities lending collateral.

                                                             See accompanying notes to the financial statements.                                                         43

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	99.3
Short-Term Investments	30.4
Other Assets and Liabilities (net)	(29.7)
100.0%

44                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 99.6%
	Advertising — 0.2%
48,800	APAC Customer Services, Inc.*	228,872
	Aerospace & Defense — 1.6%
11,200	Alliant Techsystems, Inc.* **	984,704
12,500	Goodrich Corp.	643,500
9,300	Kaman Corp. Class A	216,783
		1,844,987
	Agriculture — 1.5%
10,100	Loews Corp. - Carolina Group	763,661
15,700	Universal Corp/Richmond, VA	963,195
		1,726,856
	Apparel — 1.4%
13,400	Cutter & Buck, Inc.	158,790
28,400	Jones Apparel Group, Inc.	872,732
11,600	Maidenform Brands, Inc.*	267,612
44,900	Movie Star, Inc.*	105,964
13,700	Stride Rite Corp.	210,843
400	Tefron, Ltd.	3,912
		1,619,853
	Auto Manufacturers — 0.4%
9,400	Oshkosh Truck Corp.**	498,200
	Auto Parts & Equipment — 0.8%
8,000	Aftermarket Technology Corp.*	194,240
52,400	Exide Technologies*	455,880
10,500	Keystone Automotive Industries, Inc.*	353,850
		1,003,970
	Banks — 1.9%
28,400	Bancorpsouth, Inc.	694,380
6,212	First California Financial Group, Inc.*	78,582
21,500	First Horizon National Corp.	892,895
500	First Republic Bank	26,850
27,200	Fremont General Corp.	188,496
5,200	Huntington Bancshares, Inc.	113,620
6,520	Shore Financial Corp.	91,280
3,200	Sky Financial Group, Inc.	85,952
3,800	Susquehanna Bancshares, Inc.	88,122
		2,260,177

                                                             See accompanying notes to the financial statements.                                                         45

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Building Materials — 0.3%
8,400	Interline Brands, Inc.*	184,128
11,200	LSI Industries, Inc.	187,488
700	Mueller Industries	21,070
		392,686
	Chemicals — 4.7%
16,000	Agrium, Inc.	613,280
22,700	Ashland, Inc.	1,489,120
21,600	Celanese Corp. Class A	666,144
24,100	Eastman Chemical Co.**	1,526,253
23,400	Ferro Corp.**	505,674
12,800	ICO, Inc.*	78,592
11,100	Landec Corp.*	157,398
18,900	Rockwood Holdings, Inc.*	523,152
		5,559,613
	Commercial Services — 3.2%
2,800	Adesa, Inc.	77,364
39,300	Avis Budget Group, Inc.*	1,073,676
17,600	Cenveo, Inc.*	427,680
26,800	Convergys Corp.*	680,988
4,400	Electro Rent Corp.*	63,360
12,700	Healthcare Services Group	363,855
2,700	HMS Holdings Corp.*	59,130
8,800	Learning Tree International, Inc.*	99,000
5,900	Monro Muffler, Inc.	207,090
36,000	MPS Group, Inc.*	509,400
800	PHH Corp.*	24,448
4,900	ServiceMaster Co. (The)	75,411
22,400	Source Interlink Cos., Inc.*	150,304
15,987	TeamStaff, Inc.*	18,865
		3,830,571
	Computers — 0.5%
5,325	Brocade Communications Systems, Inc.*	50,694
6,000	Cray, Inc.*	82,740
15,200	Dot Hill Systems Corp.*	55,480
14,600	Pomeroy IT Solutions, Inc.*	131,692
17,100	Qualstar Corp.*	52,839
3,800	Rackable Systems, Inc.*	64,486
4,200	Rimage Corp.*	108,822
2,500	Silicon Graphics, Inc.*	75,350
5,100	STEC, Inc.*	35,904
		658,007

46                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Cosmetics & Personal Care — 0.2%
10,100	Elizabeth Arden, Inc.*	220,382
	Distribution & Wholesale — 0.9%
29,100	Bell Microproducts, Inc.*	186,240
2,300	CDW Corp.**	141,289
15,200	Navarre Corp.* **	57,000
11,300	United Stationers, Inc.*	677,096
		1,061,625
	Diversified Financial Services — 3.3%
3,400	Accredited Home Lenders Holding Co.* **	31,518
58,700	AmeriCredit Corp.* **	1,341,882
4,000	Asta Funding, Inc.**	172,720
8,200	Edwards (A.G.) Inc.	567,276
95,600	Friedman Billings Ramsey Group, Inc. Class A	527,712
38,400	IndyMac Bancorp, Inc.**	1,230,720
		3,871,828
	Electric — 4.6%
30,200	Alliant Energy Corp.	1,353,564
5,900	Aquila, Inc.*	24,662
38,700	Centerpoint Energy, Inc.	694,278
1,000	CH Energy Group Inc.	48,690
2,700	Duquesne Light Holdings, Inc.	53,433
8,300	Energy East Corp.**	202,188
700	Northwestern Corp./Old	24,801
8,100	NRG Energy, Inc.* **	583,524
600	OGE Energy Corp.	23,280
38,300	Pepco Holdings Inc.	1,111,466
20,200	Pinnacle West Capital Corp.**	974,650
6,800	Puget Energy Inc.	174,624
4,800	SCANA Corp.	207,216
1,400	Sierra Pacific Resources*	24,332
		5,500,708
	Electrical Components & Equipment — 0.9%
20,900	General Cable Corp.*	1,116,687
	Electronics — 3.8%
29,800	Arrow Electronics, Inc.*	1,124,950
53,100	Coherent, Inc.*	1,685,394
9,500	Rofin-Sinar Technologies, Inc.*	562,210
38,400	Tektronix, Inc.	1,081,344
		4,453,898

                                                             See accompanying notes to the financial statements.                                                         47

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Engineering & Construction — 0.9%
17,800	Dycom Industries, Inc.*	463,868
3,700	Emcor Group Inc.*	218,226
4,300	Insituform Technologies, Inc. Class A* **	89,397
8,700	Perini Corp.*	320,682
		1,092,173
	Food — 1.9%
129,800	Del Monte Foods Co.	1,490,104
6,500	Ingles Markets, Inc. Class A	265,460
17,200	Smithfield Foods, Inc.*	515,140
		2,270,704
	Forest Products & Paper — 4.5%
52,650	Bowater, Inc.**	1,254,123
19,400	Louisiana-Pacific Corp.	389,164
15,900	MeadWestvaco Corp.	490,356
83,500	Sappi, Ltd., Sponsored ADR**	1,303,435
38,700	Smurfit-Stone Container Corp.*	435,762
102,800	Wausau Paper Corp.	1,476,208
		5,349,048
	Gas — 1.6%
3,700	Atmos Energy Corp.	115,736
2,500	Energen Corp.	127,225
5,500	Nicor, Inc.**	266,310
55,100	NiSource, Inc.	1,346,644
		1,855,915
	Hand & Machine Tools — 3.1%
33,050	Kennametal, Inc.**	2,234,510
23,200	Lincoln Electric Holdings, Inc.	1,381,792
		3,616,302
	Health Care-Products — 0.8%
7,700	Cantel Medical Corp.*	118,503
16,506	Cardiac Science Corp.*	151,030
12,000	DEL Global Technologies Corp.*	24,600
12,200	EDAP TMS SA, ADR*	78,934
22,400	Insight Enterprises, Inc.*	402,752
17,400	Microtek Medical Holdings, Inc.*	82,824
46,600	North American Scientific, Inc.*	45,668
5,300	SeraCare Life Sciences, Inc.*	37,100
2,260	SeraCare Life Sciences, Inc. - Rights	10,735
		952,146

48                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Health Care-Services — 1.0%
22,100	Allied Healthcare International, Inc.*	67,405
6,100	America Service Group, Inc.*	101,687
15,400	Five Star Quality Care, Inc.* **	158,312
400	Genesis HealthCare Corp.*	25,244
7,100	Health Net, Inc.*	382,051
33,000	Hooper Holmes Inc.*	147,510
2,200	Matria Healthcare, Inc.*	57,992
10,400	Option Care, Inc.	138,320
7,300	Rehabcare Group, Inc.*	115,851
400	Universal Health Services, Inc. Class B	22,904
300	WellCare Health Plans, Inc.*	25,575
		1,242,851
	Home Builders — 0.3%
6,700	KB Home**	285,889
3,600	Levitt Corp. Class A	33,516
5,100	Monaco Coach Corp.	81,243
		400,648
	Home Furnishings — 0.6%
5,500	Universal Electronics, Inc.*	153,230
6,000	Whirlpool Corp.**	509,460
		662,690
	Household Products & Wares — 1.6%
7,900	Ennis, Inc.	211,404
49,750	Fossil, Inc.*	1,316,882
6,800	Russ Berrie & Co., Inc.*	95,880
7,200	Wd-40 Co.	228,312
		1,852,478
	Housewares — 1.1%
41,100	Newell Rubbermaid, Inc.**	1,277,799
	Insurance — 8.6%
7,600	Affirmative Insurance Holdings, Inc.	131,480
15,800	AmCOMP, Inc.*	152,628
16,400	American Equity Investment Life Holding Co.	215,332
38,000	American Financial Group, Inc.	1,293,520
8,400	American Safety Insurance Holdings, Ltd.*	160,104
13,600	Amerisafe, Inc.*	256,360
12,900	Assurant, Inc.	691,827
2,700	Castlepoint Holdings, Ltd.**	44,145

                                                             See accompanying notes to the financial statements.                                                         49

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Insurance — continued
16,600	CRM Holdings, Ltd.*	144,420
6,000	Donegal Group, Inc. Class A	101,880
4,200	EMC Insurance Group, Inc.	108,360
2,200	First American Corp.	111,584
20,150	Hanover Insurance Group (The), Inc.	929,318
15,000	KMG America Corp.*	69,450
6,700	Landamerica Financial Group**	495,197
13,400	Meadowbrook Insurance Group, Inc.*	147,266
11,700	MGIC Investment Corp.**	689,364
12,100	Nationwide Financial Services Class A	651,706
64,600	Old Republic International Corp.	1,428,952
12,800	PMA Capital Corp. Class A*	120,192
4,600	PMI Group (The), Inc.**	208,012
14,600	Procentury Corp.	338,720
22,400	Radian Group, Inc.**	1,229,312
1,500	Safeco Corp.	99,645
6,200	Scottish Re Group, Ltd.	24,924
8,600	SeaBright Insurance Holdings, Inc.*	158,240
17,000	Specialty Underwriters’ Alliance, Inc.*	131,410
		10,133,348
	Internet — 0.5%
12,800	i2 Technologies, Inc.* **	307,200
32,700	Lionbridge Technologies*	166,443
23,300	SupportSoft, Inc.*	131,412
		605,055
	Investment Companies — 0.3%
17,700	MCG Capital Corp.**	332,052
	Iron & Steel — 4.1%
6,150	Carpenter Technology Corp.	742,674
19,800	Chaparral Steel Co.	1,151,766
53,550	Gibraltar Industries, Inc.	1,211,301
8,200	Material Sciences Corp.*	81,836
2,400	Novamerican Steel, Inc.*	106,128
31,000	Reliance Steel & Aluminum Co.**	1,500,400
		4,794,105
	Leisure Time — 0.3%
4,900	Arctic Cat, Inc.**	95,501
4,600	Nautilus, Inc.**	70,978
4,300	Sabre Holdings Corp.	140,825
		307,304

50                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of total net assets)
March 31, 2007

	Machinery - Construction & Mining — 0.6%
9,600	Terex Corp.*	688,896
	Machinery - Diversified — 2.3%
29,200	AGCO Corp.* **	1,079,524
8,000	Columbus McKinnon Corp.*	179,120
1,200	Cummins, Inc.	173,664
7,900	Gerber Scientific, Inc.*	83,819
2,400	Kadant, Inc.*	60,864
12,600	Presstek, Inc.*	76,230
35,150	Sauer-Danfoss, Inc.	1,058,015
		2,711,236
	Metal Fabricate & Hardware — 1.7%
25,400	Commercial Metals Co.**	796,290
22,200	NN, Inc.	277,278
5,200	Northwest Pipe Co.*	207,116
4,000	Sun Hydraulics Corp.	106,920
21,400	Timken Co.	648,634
		2,036,238
	Mining — 1.1%
800	Brush Engineered Materials, Inc.*	38,776
25,900	Century Aluminum Co.*	1,214,192
		1,252,968
	Miscellaneous - Manufacturing — 1.8%
5,000	Blount International, Inc.*	62,250
8,600	Flanders Corp.*	62,350
79,400	Griffon Corp.*	1,965,150
		2,089,750
	Oil & Gas — 4.6%
500	Atwood Oceanics, Inc.*	29,345
11,800	Brigham Exploration Co.*	73,396
1,800	Carrizo Oil & Gas, Inc.*	62,928
3,100	Comstock Resources, Inc.*	84,878
29,700	Denbury Resources, Inc.*	884,763
40,900	Grey Wolf, Inc.*	274,030
2,600	Harvest Natural Resources, Inc.*	25,324
500	Houston Exploration Co.*	26,975
28,300	Noble Energy, Inc.**	1,688,095
15,900	Range Resources Corp.	531,060
3,800	Seacor Holdings Inc.*	373,920

                                                             See accompanying notes to the financial statements.                                                         51

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Oil & Gas — continued
31,800	Southwestern Energy Co.*	1,303,164
6,400	Warren Resources, Inc.*	83,392
		5,441,270
	Oil & Gas Services — 1.5%
62,300	Acergy SA, Sponsored ADR*	1,326,367
2,100	Hanover Compressor Co.*	46,725
4,400	Input/Output, Inc.*	60,632
700	Lone Star Technologies Inc.*	46,221
18,300	Newpark Resources*	129,015
9,100	Willbros Group, Inc.* **	205,114
		1,814,074
	Packaging & Containers — 1.3%
14,200	Chesapeake Corp.	214,420
23,400	Packaging Corp. of America	570,960
19,200	Sonoco Products Co.	721,536
		1,506,916
	Pharmaceuticals — 0.2%
25,200	BioScrip, Inc.*	78,876
17,700	Healthtronics, Inc.*	95,403
5,100	King Pharmaceuticals, Inc.*	100,317
		274,596
	Pipelines — 1.7%
1,100	Boardwalk Pipeline Partners, LP	40,535
17,000	National Fuel Gas Co.	735,420
7,700	ONEOK Partners, LP	519,750
14,800	Oneok, Inc.	666,000
		1,961,705
	Real Estate — 0.1%
6,500	Thomas Properties Group, Inc.	100,880
	REITS — 9.4%
4,200	Agree Realty Corp. REIT	143,388
4,600	AMB Property Corp. REIT	270,434
56,950	American Home Mortgage Investment Corp. REIT**	1,537,080
151,300	Anthracite Capital, Inc. REIT	1,815,600
33,600	Anworth Mortgage Asset Corp. REIT	328,272
4,700	Apartment Investment & Management Co. REIT Class A**	271,143
3,200	Bre Properties Inc. REIT**	202,080
2,900	Camden Property Trust REIT	203,899
5,000	CapitalSource, Inc. REIT	125,650
3,500	Deerfield Triarc Capital Corp. REIT	52,465

52                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	REITS — continued
3,900	Diamondrock Hospitality Co. REIT	74,100
6,900	Duke Realty Corp. REIT	299,943
1,100	Essex Property Trust, Inc. REIT	142,428
2,000	Federal Realty Investment Trust REIT	181,240
12,000	Feldman Mall Properties, Inc. REIT	145,680
3,500	Health Care Property Investors, Inc. REIT	126,105
1,100	Highwoods Properties, Inc. REIT**	43,439
2,000	Home Properties Inc. REIT	105,620
4,400	Hospitality Properties Trust REIT	205,920
16,800	HRPT Properties Trust REIT	206,640
15,400	Impac Mortgage Holdings, Inc. REIT**	77,000
6,600	Istar Financial Inc. REIT	309,078
14,400	JER Investors Trust, Inc. REIT	273,888
1,400	Kilroy Realty Corp. REIT	103,250
6,300	Kkr Financial Corp. REIT	172,809
5,100	Lexington Realty Trust REIT	107,763
4,700	Liberty Property Trust REIT**	228,984
400	Longview Fibre Co. REIT	9,852
21,300	Luminent Mortgage Capital, Inc. REIT	190,422
3,800	Mack-Cali Realty Corp. REIT	180,994
11,500	Medical Properties Trust, Inc. REIT	168,935
5,400	New Century Financial Corp. REIT	5,724
2,600	New Plan Excel Realty Trust REIT	85,878
5,900	Newcastle Investment Corp. REIT	163,607
6,700	Novastar Financial, Inc. REIT**	33,500
3,600	Post Properties, Inc. REIT	164,628
3,200	Potlatch Corp. REIT	146,496
39,200	RAIT Financial Trust REIT	1,095,248
4,600	Rayonier, Inc. REIT	197,800
2,600	Redwood Trust, Inc. REIT**	135,668
3,700	Regency Centers Corp. REIT	309,135
443	SL Green Realty Corp. REIT**	60,771
1,700	Spirit Finance Corp. REIT	25,330
2,900	Taubman Centers, Inc. REIT	168,171
7,600	Thornburg Mortgage, Inc. REIT**	197,600
		11,093,657
	Retail — 7.3%
10,400	AC Moore Arts & Crafts, Inc.*	221,936
35,500	Autonation, Inc.*	754,020
27,200	Big Lots, Inc.* **	850,816
18,600	BJ’s Wholesale Club, Inc.*	629,238
34,900	Bombay Co. (The), Inc.*	42,578
76,900	Casey’s General Stores, Inc.	1,923,269
8,200	Cato Corp. Class A	191,798
10,600	Charlotte Russe Holding, Inc.*	306,022

                                                             See accompanying notes to the financial statements.                                                         53

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Retail — continued
24,400	Dillard’s, Inc. Class A**	798,612
15,900	Finlay Enterprises, Inc.*	92,379
6,900	Foot Locker, Inc.	162,495
11,500	Gander Mountain Co.* **	128,340
3,500	Kenneth Cole Productions, Inc. Class A	89,845
2,200	Mothers Work, Inc.*	72,908
600	OSI Restaurant Partners, Inc.	23,700
30,500	Payless Shoesource, Inc.*	1,012,600
6,500	PC Mall, Inc.*	64,805
9,300	Retail Ventures, Inc.*	195,765
5,100	Saks, Inc.**	106,284
5,000	School Specialty, Inc.*	180,550
9,000	Sharper Image Corp.* **	99,450
5,500	Shoe Carnival, Inc.*	183,150
3,300	Sonic Automotive, Inc.	94,050
20,700	Trans World Entertainment*	117,576
8,800	United Retail Group, Inc.*	105,776
22,200	Wet Seal (The), Inc. Class A*	145,410
		8,593,372
	Savings & Loans — 1.1%
3,400	BankFinancial Corp.	55,318
19,800	Downey Financial Corp.**	1,277,892
		1,333,210
	Semiconductors — 0.3%
14,300	Atmel Corp.*	71,929
7,300	Diodes, Inc.*	254,405
		326,334
	Software — 1.1%
600	American Software Class A	4,830
37,000	Borland Software Corp.*	194,990
4,400	Corel Corp.*	56,540
9,300	GSE Systems, Inc.*	59,055
500	Hyperion Solutions Corp.*	25,915
17,600	infoUSA, Inc.	169,312
5,900	Inter-Tel, Inc.	139,476
19,400	JDA Software Group, Inc.*	291,582
13,300	Plato Learning, Inc.*	55,860
9,600	SPSS, Inc.*	346,560
		1,344,120
	Telecommunications — 1.0%
21,000	Adaptec, Inc.*	81,270

54                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

47,750	Avaya, Inc.*	563,928
	Telecommunications — continued
6,400	Eschelon Telecom, Inc.*	184,960
11,200	Mastec, Inc.*	123,312
23,100	Premiere Global Services, Inc.*	259,182
		1,212,652
	Textiles — 0.0%
10,400	Quaker Fabric Corp.*	12,272
	Toys, Games & Hobbies — 0.1%
10,300	Lenox Group, Inc.*	67,774
	Transportation — 1.0%
8,800	Dynamex, Inc.*	223,872
1,900	Laidlaw International	65,740
1,700	Overseas Shipholding Group	106,420
15,500	Ryder System, Inc.**	764,770
800	Swift Transportation Co., Inc.*	24,928
		1,185,730
	TOTAL COMMON STOCKS (COST $110,290,883)	117,641,188

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.0%
	REITS — 0.0%
1,000	Anworth Mortgage Asset Corp. Preferred, Convertible, REIT	26,150
	TOTAL PREFERRED STOCKS (COST $26,040)	26,150

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 20.1%
	Repurchase Agreements — 7.0%
4,493,541	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $4,583,425. Repurchase proceeds are $4,495,573), 5.43%, due 04/02/07***	4,493,541
3,744,617	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 0.00%, with a maturity date 03/20/08, valued at $3,819,501. Repurchase proceeds are $3,746,310), 5.43%, due 04/02/07***	3,744,617
		8,238,158

                                                             See accompanying notes to the financial statements.                                                         55

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)		Description	Value ($)
		Certificates of Deposit — 13.1%
748,923		Bank of America Corp., 5.31%, due 05/17/07***	748,923
748,924		Barclays, 5.31%, due 04/09/07***	748,924
748,923		Barclays, 5.31%, due 04/02/07***	748,923
748,923		BNP Paribas, 5.42%, due 04/02/07***	748,923
449,354		Calyon, 5.31%, due 05/24/07***	449,354
748,923		Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	748,923
748,923		Citigroup Corp., 5.31%, due 05/04/07***	748,923
748,923		Erste Bank, 5.28%, due 04/04/07***	748,923
748,924		Fortis Bank, 5.27%, due 04/12/07***	748,924
748,924		Fortis Bank, 5.30%, due 06/25/07***	748,924
748,924		Lloyds TSB Bank, 5.27%, due 04/05/07***	748,924
449,355		Lloyds TSB Bank, 5.28%, due 04/27/07***	449,355
748,923		Rabobank Nederland, 5.27%, due 04/10/07***	748,923
748,924		Rabobank Nederland, 5.40%, due 04/02/07***	748,924
748,923		Regions Bank, 5.30%, due 04/23/07***	748,923
1,497,847		Royal Bank of Canada, 5.39%, due 04/02/07***	1,497,847
748,923		Royal Bank of Scotland, 5.30%, due 05/08/07***	748,923
1,183,576		Svenska Handelsbanken, 5.38%, due 04/02/07***	1,183,576
748,923		Toronto Dominion Bank, 5.27%, due 04/27/07***	748,923
748,924		UBS AG, 5.29%, due 04/06/07***	748,924
			15,562,906
		TOTAL SHORT-TERM INVESTMENTS (COST $23,801,064)	23,801,064
		TOTAL INVESTMENTS — 119.7%
		(Cost $134,117,987)	141,468,402
		Other Assets and Liabilities (net) — (19.7%)	(23,302,608)
		TOTAL NET ASSETS — 100.0%	$118,165,794
		Notes to Schedule of Investments:
		ADR - American Depository Receipt
		REIT - Real Estate Investment Trust
	*	Non-income producing security.
	**	All or a portion of this security is out on loan.
	***	Represents an investment of securities lending collateral.

56                                                         See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	99.6
Short-Term Investments	20.1
Preferred Stocks	0.0
Other Assets and Liabilities (net)	(19.7)
100.0%

                                                             See accompanying notes to the financial statements.                                                         57

MGI Non-US Core Equity Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%
	Argentina — 0.1%
6,413	Banco Macro ADR	217,657
	Australia — 2.0%
19,216	Austria & New Zealand Banking Group Ltd.	461,052
23,493	BHP Billiton, Ltd.	567,277
9,444	Commonwealth Bank of Australia	383,450
25,053	Foster’s Group, Ltd.	138,638
97,596	Investa Property Group	191,588
46,693	Macquarie Bank, Ltd.	3,121,408
53,503	Mirvac Group	226,485
103,271	QBE Insurance Group, Ltd.	2,631,303
5,811	Rio Tinto, Ltd.	369,967
9,512	Santos, Ltd.	77,995
123,705	Telstra Corp., Ltd.	465,697
7,470	Woodside Petroleum, Ltd.	238,308
24,571	Woolworths, Ltd.	539,713
18,875	Zinifex, Ltd.	240,616
	Total Australia	9,653,497
	Austria — 0.2%
1,644	Boehler-Uddeholm AG	157,566
578	Flughafen Wien AG	56,405
128	Mayr Melnhof Karton AG	28,458
4,078	OMV AG	255,950
4,145	Voestalpine AG	299,607
	Total Austria	797,986
	Bahrain — 0.0%
797	Investcorp Bank BSC, GDR	20,722
7,279	Investcorp Bank BSC, GDR, 144A	172,658
	Total Bahrain	193,380
	Belgium — 1.0%
6,314	AGFA-Gevaert NV	141,958
890	Colruyt SA	202,955
2,604	Delhaize Group	238,517
12,283	Dexia	365,271
75,235	Fortis	3,424,097
3,090	UCB SA	179,214
	Total Belgium	4,552,012
	Bermuda — 0.5%
18,555	Aquarius Platinum, Ltd.	595,387
2,000	Credicorp, Ltd.	97,460

58                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Bermuda — continued
144,000	Esprit Holdings, Ltd.	1,688,914
28,000	Yue Yuen Industrial Holdings	94,955
	Total Bermuda	2,476,716
	Brazil — 2.5%
11,000	Brasil Telecom Participacoes SA ADR	495,990
23,300	Cia de Bebidas das Americas ADR**	1,280,568
114,100	Cia Vale Do Rio Doce ADR**	4,220,559
15,200	CPFL Energia SA	215,816
36,900	Petroleo Brasileiro S.A. ADR	3,297,015
22,736	Souza Cruz SA	461,165
13,900	Tam SA, ADR	369,184
32,416	Tele Norte Leste Participacoes SA Preferred, ADR**	448,637
9,900	Ultrapar Particpac ADR**	291,060
	Total Brazil	11,905,927
	Canada — 0.8%
4,200	Alcan, Inc.	219,092
7,900	BCE, Inc.	223,582
9,600	Canadian Imperial Bank of Commerce	833,723
10,800	Canadian Natural Resources	596,801
7,000	Encana Corp.	354,354
13,700	LionOre Mining International, Ltd.*	228,244
2,500	Magna International, Inc. Class A	187,709
6,700	National Bank of Canada	362,862
6,900	Petro-Canada	270,043
3,100	Research In Motion, Ltd.*	423,222
	Total Canada	3,699,632
	China — 1.1%
3,044,000	China Construction Bank Class H	1,741,265
1,211,000	China Shenhua Energy Co., Ltd.	2,928,995
1,232,000	Industrial and Commercial Bank of China Asia, Ltd. Class H*	690,554
	Total China	5,360,814
	Egypt — 0.3%
5,543	Eastern Tobacco	389,229
9,300	Orascom Construction Industries	466,922
2,012	Orascom Construction Industries, GDR	204,218
7,400	Orascom Telecom Holdings GDR	507,640
	Total Egypt	1,568,009
	Finland — 0.9%
3,900	Kesko OYJ**	207,296
5,373	Neste Oil OYJ**	184,529

                                                             See accompanying notes to the financial statements.                                                         59

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Finland — continued
113,250	Nokia OYJ	2,597,470
14,083	Outokumpu OYJ**	482,350
7,001	Rautaruukki OYJ**	325,153
14,773	Sampo OYJ Class A	446,791
1,470	YIT OYJ	50,485
	Total Finland	4,294,074
	France — 10.6%
23,140	Accor SA	2,203,633
33,200	Air France-KLM	1,509,231
52,561	BNP Paribas	5,470,686
45,241	Cap Gemini SA	3,432,084
4,729	Carrefour A.S.	344,652
5,081	Cie de Saint-Gobain	494,891
27,242	Compagnie Generale des Etablissements Michelin	2,997,878
85,609	Credit Agricole SA	3,326,446
19,414	Essilor International	2,222,493
3,487	Groupe Danone**	567,682
5,256	Lafarge SA	823,421
4,747	L’Oreal	516,449
12,049	Peugeot SA	846,219
48,275	Renault SA**	5,626,074
44,800	Sanofi-Aventis	3,882,272
19,295	Societe Generale	3,322,809
15,139	Suez SA	795,612
114,668	Total SA	8,005,984
25,897	Vinci SA	3,999,533
	Total France	50,388,049
	Germany — 7.6%
1,900	Adidas AG	103,520
1,801	Allianz AG	368,505
17,500	Allianz SE	3,615,403
9,198	Altana AG**	595,299
33,893	BASF AG	3,802,433
43,479	Bayer AG	2,768,839
11,632	Bayerische Motoren Werke AG	683,925
1,968	Bilfinger Berger AG	178,454
1,000	Continental AG	128,802
3,892	DaimlerChrysler AG	318,103
11,473	Deutsche Bank AG	1,540,057
1,037	Deutsche Boerse AG	236,739
71,632	Deutsche Lufthansa	1,938,525
9,523	Deutsche Post AG	287,250
18,708	Deutsche Telekom AG	308,301
27,306	E.ON AG	3,699,538

60                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Germany — continued
6,911	Epcos AG	120,238
25,621	Infineon Technologies AG*	397,328
7,062	Landesbank Berlin Holding AG*	64,864
8,665	Man AG	1,004,648
16,464	Merck Kgaa	2,115,337
3,919	Metro AG	276,541
33,718	Muenchener Rueckver AG	5,682,727
744	Puma AG	271,076
21,160	RWE AG	2,230,555
3,139	Salzgitter AG	456,791
3,225	Stada Arzneimittel AG	195,115
10,655	Suedzucker AG	202,823
1,812	Techem AG	133,024
25,975	Thyssenkrupp AG**	1,280,718
18,902	TUI AG**	465,737
5,604	Volkswagen AG**	839,224
	Total Germany	36,310,439
	Hong Kong — 1.4%
66,400	Bank of East Asia, Ltd.	386,202
172,500	China Mobile, Ltd.	1,568,433
853,700	China Netcom Group Corp Hong Kong, Ltd.	2,228,682
38,000	CLP Holdings, Ltd.	277,429
4,600	CNOOC, Ltd. ADR**	403,098
18,000	Hang Lung Group, Ltd.	63,691
37,500	Hong Kong Exchanges and Clearing, Ltd.	365,438
34,000	Hongkong Electric Holdings	174,476
47,000	Melco International Development	84,566
557,995	Sino Land Co.	1,201,072
	Total Hong Kong	6,753,087
	Hungary — 0.5%
1,430	Gedeon Richter Rt	257,818
15,107	MOL Hungarian Oil and Gas NyRt	1,739,902
1,900	MOL Hungarian Oil and Gas NyRt GDR	213,275
	Total Hungary	2,210,995
	India — 0.3%
1,300	Grasim Industries, Ltd., Sponsored ADR	62,597
22,700	Satyam Computer Services Ltd., ADR	515,290
11,100	State Bank of India, Ltd., GDR	695,970
	Total India	1,273,857
	Indonesia — 0.3%
282,000	Astra International Tbk PT	407,934
1,942,600	Bank Mandiri	532,219

                                                             See accompanying notes to the financial statements.                                                         61

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Indonesia — continued
7,600	PT Telekomunikasi Indonesia ADR	327,864
390,500	United Tractors Tbk PT	316,679
	Total Indonesia	1,584,696
	Ireland — 1.6%
191,877	Anglo Irish Bank Corp. Plc	4,086,673
9,649	CRH Plc (Dublin Exchange)	411,017
48,816	CRH Plc (London Exchange)	2,078,106
6,784	DCC Plc	238,045
37,424	Depfa Bank Plc	666,053
	Total Ireland	7,479,894
	Israel — 0.2%
135,874	Bank Hapoalim, Ltd.	652,404
71,753	Israel Chemicals, Ltd.	490,724
	Total Israel	1,143,128
	Italy — 4.3%
11,835	Banco Popolare Di Verona E N	366,284
24,900	Buzzi Unicem Spa	754,395
119,979	Enel Spa	1,279,277
265,285	ENI Spa	8,602,347
115,959	Fiat Spa*	2,912,751
21,655	Fondiaria-Sai Spa (Ordinary Shares)	990,751
10,100	Fondiaria-Sai Spa (Savings Shares)	364,887
20,700	Italcementi Spa	617,779
419,510	UniCredito Italiano Spa (Milan Exchange)	3,978,819
68,060	UniCredito Italiano Spa (Xetra Exchange)*	641,434
	Total Italy	20,508,724
	Japan — 18.8%
3,360	Acom Co., Ltd.	142,567
11,200	Astellas Pharma, Inc.	481,863
91,800	Canon, Inc.	4,921,397
22	Central Japan Railway, Co.	249,672
17,600	Chubu Electric Power Co., Inc.	603,684
14,600	Daiei, Inc.*	210,205
86,000	Daiichi Sanyko Co., Ltd.	2,629,346
44,000	Daikyo, Inc.	241,474
64,000	Daiwa House Industry Co., Ltd.	1,047,741
4,000	Daiwa Securities Group, Inc.	48,207
59,100	Denso Corp.	2,192,318
31	East Japan Railway, Co.	241,016
4,600	Eisai Co., Ltd.	220,114
9,000	Elpida Memory, Inc.*	348,338

62                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Japan — continued
34,000	Fuji Heavy Industries, Ltd.	176,227
8,400	FUJIFILM Holdings Corp.	342,901
21,000	Fujikura, Ltd.	147,796
98,500	Haseko Corp.*	358,713
72,600	Honda Motor Co., Ltd.	2,527,089
4,000	Hoya Corp.	132,458
56,000	Ishikawajima-Harima Heavy Industries Co., Ltd.	232,395
50,000	Isuzu Motors, Ltd.	250,265
90,000	Itochu Corp.	890,282
601	Japan Tobacco, Inc.	2,947,101
71,200	JFE Holdings, Inc.	4,202,956
21,300	Kansai Electric Power	611,535
6,000	Kao Corp.	175,312
54,000	Kawasaki Kisen Kaisha, Ltd.**	511,302
69	KK DaVinci Advisors*	73,631
7,300	Konami Corp.	194,749
21,500	Konica Minolta Holdings, Inc.	281,872
3,500	Kyocera Corp.	329,325
7,600	Kyushu Electric Power	215,626
19,900	LEOPALACE21 Corp.	657,294
103,000	Marubeni Corp.	624,586
31,000	Mazda Motor Corp.	171,179
107,500	Mitsubishi Chemical Holdings Corp.	913,170
57,400	Mitsubishi Co.	1,329,570
20,000	Mitsubishi Estate Co., Ltd.	655,516
22,000	Mitsubishi Rayon Co., Ltd.	146,263
254,000	Mitsui & Co., Ltd.	4,732,585
118,000	Mitsui Chemicals, Inc.	1,029,346
232,000	Mitsui O.S.K. Lines, Ltd.	2,570,028
51,000	Mitsui Trust Holding, Inc.	501,901
8,500	Mitsumi Electric Co., Ltd.	280,754
48	Mizuho Financial Group Inc.	308,550
2,100	Murata Manufacturing Co., Ltd.	152,954
157,000	NGK Insulators, Ltd.	3,231,082
18,000	Nikon Corp.	378,827
3,700	Nintendo Co., Ltd.	1,073,259
16	Nippon Building Fund, Inc. REIT	264,239
100,000	Nippon Steel Corp.	701,249
30,000	Nippon Suisan Kaisha, Ltd.	195,892
396	Nippon Telegraph & Telephone Corp.	2,089,418
20,000	Nippon Yakin Kogyo Co., Ltd.	184,798
58,000	Nippon Yusen KK	464,196
107,900	Nissan Motor Company, Ltd.	1,154,162
68,200	Nitto Denko Corp.	3,194,122
217,600	Nomura Holdings, Inc.	4,524,311
339	NTT DoCoMo, Inc.	625,890

                                                             See accompanying notes to the financial statements.                                                         63

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

1,700	Ono Pharmaceutical Co., Ltd.	95,024
	Japan — continued
19,370	Orix Corp.	5,036,282
124,000	Osaka Gas Co., Ltd.	479,932
24,000	Pacific Metals Co., Ltd.	334,364
11,300	Pioneer Corp.	147,381
200	Resona Holdings, Inc.**	536,947
36,000	Ricoh Company, Ltd.	809,485
3,400	Seven & I Holdings Co., Ltd.	103,375
130,000	Sharp Corp.	2,499,259
93,600	Sojitz Corp.*	389,224
7,600	Sony Corp.	385,552
9,000	Sumco Corp.	373,491
32,000	Sumitomo Corp.	574,550
71,000	Sumitomo Heavy Industries	705,941
24,000	Sumitomo Light Metal Industries	59,149
21,000	Sumitomo Metal Mining Co., Ltd.	404,616
386	Sumitomo Mitsui Financial Group	3,497,946
15,000	Sumitomo Realty & Development Co., Ltd.	567,859
5,000	Taisho Pharmaceutical Co., Ltd.**	91,467
8,000	Taiyo Yuden Co., Ltd.	166,335
28,700	Takeda Pharmaceutical Co., Ltd.	1,878,899
8,300	Tohoku Electric Power	210,180
17,400	Tokyo Electric Power Company	593,877
7,800	Tokyo Electron, Ltd.	544,332
59,000	Tokyo Gas Co., Ltd.	328,291
14,000	TonenGeneral Sekiyu KK	156,036
26,000	Toray Industries, Inc.	187,610
45,000	Toshiba Corp.**	299,936
117,400	Toyota Motor Corp.	7,506,839
	Total Japan	89,298,797
	Kazakhstan — 0.0%
2,800	KazMunaiGas Exploration Production, GDR*	58,884
200	Razvedka Dobycha KazMunaiGas Exploration, Sponsored GDR, 144A*	4,206
	Total Kazakhstan	63,090
	Luxembourg — 0.2%
18,100	Oriflame Cosmetics SA, SDR	693,961
	Mexico — 1.7%
92,100	America Movil SA de CV-Series L, ADR	4,401,459
22,230	Cemex SAB de CV ADR* **	728,032
6,200	Desarrolladora Homex SA de CV, ADR* **	359,290
2,200	Fomento Economico Mexicano SA de CV, Sponsored ADR	242,858
70,400	Grupo Televisa SA, Sponsored ADR	2,097,920
76,200	Kimberly-Clark de Mexico SAB de CV	340,812

64                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Total Mexico	8,170,371
	Netherlands — 4.8%
49,907	ABN Amro Holding NV	2,140,494
37,263	Aegon NV	740,071
7,313	Akzo Nobel	553,418
86,153	Arcelor Mittal	4,560,926
6,650	Burhmann NV	89,230
832	Corio NV	75,322
2,802	Euronext NV	333,638
73,730	European Aeronautic Defence and Space Co. NV**	2,278,943
53,885	Hagemeyer NV*	255,355
2,216	Heineken Holding NV	97,757
16,651	Heineken NV	867,981
166,145	ING Groep NV	6,999,838
49,637	Koninklijke Ahold NV*	578,150
5,513	Koninklijke DSM NV	246,138
34,923	Reed Elsevier NV	615,498
33,835	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	1,121,483
17,368	Royal Dutch Shell Plc Class A (London Exchange)	576,035
19,628	Royal KPN NV	304,650
7,451	TNT NV	340,499
1,089	Wereldhave NV	167,069
	Total Netherlands	22,942,495
	Norway — 0.1%
11,800	Statoil Asa**	319,933
	Philippines — 0.1%
9,800	Philippine Long Distance Telephone Co., ADR	517,440
	Russia — 1.3%
10,498	Evraz Group SA GDR	351,683
8,100	LUKOIL ADR (London Exchange)	700,650
10,818	LUKOIL ADR (OTC)	946,575
11,319	MMC Norilsk Nickel, ADR	2,184,567
12,500	Mobile Telesystems ADR	699,500
5,200	OAO Gazprom - ADR, Reg S	217,880
26,762	OAO Gazprom, Sponsored ADR**	1,129,356
	Total Russia	6,230,211
	Singapore — 0.4%
71,000	Capitaland, Ltd.	374,078
61,000	DBS Group Holdings, Ltd.	859,721
20,000	MobileOne, Ltd.	28,846
26,000	United Overseas Bank, Ltd.	359,589
	Total Singapore	1,622,234

                                                             See accompanying notes to the financial statements.                                                         65

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	South Africa — 0.6%
31,206	Imperial Holdings, Ltd.	651,873
27,560	Kumba Iron Ore, Ltd.	566,210
41,811	Murray & Roberts Holdings	322,612
10,900	Naspers, Ltd.	263,764
48,600	Salam, Ltd.	134,023
141,283	Steinhoff International Holdings, Ltd.	454,872
65,628	Truworths International, Ltd.	321,240
	Total South Africa	2,714,594
	South Korea — 2.4%
1,422	Hite Brewery Co., Ltd.	170,078
16,710	Hyundai Mobis	1,435,433
5,922	Hyundai Motor Co.	416,164
15,159	Hyundai Motor Co., Ltd. GDR	284,080
23,390	Kangwon Land, Inc.	438,904
6,200	Kookmin Bank	556,326
21,900	Kookmin Bank ADR	1,974,285
9,500	KT Corp., ADR	212,705
23,417	Lotte Shopping Co., GDR, 144A*	412,027
3,000	POSCO	1,259,834
14,100	POSCO ADR**	1,465,695
2,740	Samsung Electronics GDR, 144A (London Exchange)	833,645
3,710	Samsung Electronics GDR, 144A (OTC)	1,110,318
1,600	Shinhan Financial Group ADR* **	182,208
14,520	Shinhan Financial Group Co., Ltd.	833,596
	Total South Korea	11,585,298
	Spain — 2.1%
11,199	Acerinox SA	283,989
5,230	ACS Actividades Cons Y Serv	316,419
18,396	Avanzit SA*	184,883
4,520	Banco Bilbao Bizcaya Argenta	111,130
75,786	Banco Bilbao Vizcaya Argenta	1,854,221
18,787	Banco Popular Espanol SA	386,128
30,732	Banco Santander Central Hispano SA	546,543
837	Fomento De Construc Y Contra	85,736
16,066	Iberdrola SA	756,860
24,495	Inditex SA	1,517,181
61,225	Repsol VPF SA	2,057,051
76,101	Telefonica SA	1,671,480
	Total Spain	9,771,621
	Sweden — 1.3%
52,694	Atlas Copco AB**	1,742,422
12,200	Boliden AB	267,784
17,700	Electrolux AB Class B	446,530

66                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Sweden — continued
29,000	Nordea Bank AB	460,869
22,400	Sandvik AB**	395,889
5,900	Scania AB Class B	460,826
15,600	Skandinaviska Enskilda Banken AB**	496,943
4,400	Svenska Cellulosa AB	234,546
5,700	Swedbank AB	198,636
6,800	Tele2 AB	110,973
85,048	TeliaSonera AB	730,340
5,600	Volvo AB Class B	469,321
	Total Sweden	6,015,079
	Switzerland — 9.6%
218,416	ABB, Ltd.	3,721,374
11,000	Alcon, Inc.**	1,450,020
147,919	Credit Suisse Group	10,565,643
11,789	Nestle SA	4,570,072
7,001	Nobel Biocare Holding AG	2,540,500
23,651	Novartis AG	1,350,323
483	OC Oerlikon Corp. AG Class R*	291,984
25,932	Roche Holding AG	4,566,989
185	Roche Holding AG-Bearer	35,718
37,489	Swiss Reinsurance	3,408,649
64,039	UBS AG	3,787,365
149,245	Xstrata Plc	7,645,890
6,425	Zurich Financial Services	1,845,977
	Total Switzerland	45,780,504
	Taiwan — 2.0%
89,000	Advantech Co., Ltd.	285,084
1,211,000	AU Optronics Corp.	1,730,941
792,000	Chinatrust Financial Holding	618,675
54,999	Fubon Financial Holding GDR	453,742
46,960	HON HAI Precision Industry Co., Ltd. GDR	598,740
80,000	Novatek Microelectronics Corp., Ltd.	345,703
742,000	Siliconware Precision Industries Co.	1,390,185
190,850	Taiwan Semiconductor ADR**	2,051,637
93,000	Taiwan Semiconductor Manufacturing Co. Ltd.	190,823
3,238,000	United Microelectronics Corp.	1,868,905
	Total Taiwan	9,534,435
	Thailand — 0.1%
273,300	Kasikornbank Plc	523,025
155,400	Thai Union Frozen Products Plc	99,871
	Total Thailand	622,896

                                                             See accompanying notes to the financial statements.                                                         67

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Shares	Description	Value ($)
	Turkey — 0.3%
14,998	Enka Insaat Ve Sanayi A.S.	204,297
70,858	Turkcell Iletisim Hizmet AS ADR	938,869
52,700	Turkiye Is Bankasi	254,479
	Total Turkey	1,397,645
	United Kingdom — 13.9%
129,061	3i Group Plc	2,875,600
4,305	Alliance & Leicester Plc	95,751
27,931	Alliance Boots Plc	562,342
25,922	Amec Plc	269,463
8,608	Anglo American Plc	451,966
12,067	Arriva Plc	176,087
68,614	AstraZeneca Plc	3,679,310
215,473	Aviva Plc	3,163,295
281,072	BAE Systems Plc	2,535,891
215,200	Barclays Plc	3,043,215
20,479	Barratt Developments Plc	443,840
30,993	BBA Aviation Plc	170,815
44,521	BG Group Plc	640,065
64,000	BP Plc	692,906
26,885	British American Tobacco Plc	837,894
11,262	Britvic Plc	73,666
310,344	BT Group Plc	1,848,906
15,835	Burberry Group Plc	202,809
126,474	Centrica Plc	958,751
16,102	Cobham Plc	66,321
33,306	Compass Group Plc	222,104
5,332	Cookson Group Plc	64,996
119,576	DSG International Plc	398,702
40,009	EMI Group Plc	178,523
20,690	Firstgroup Plc	269,656
35,905	George Wimpey Plc	447,534
132,516	Glaxosmithkline Plc	3,630,946
168,076	HBOS Plc	3,451,497
18,867	Home Retail Group	164,301
12,162	IMI Plc	138,353
39,071	Imperial Chemical Inds Plc	383,160
14,113	Imperial Tobacco Group Plc	629,732
26,166	Kesa Electricals Plc	173,977
48,464	Kingfisher Plc	264,490
50,187	Ladbrokes Plc	396,198
433,072	Man Group Plc	4,714,202
57,264	Marks & Spencer Group Plc	759,809
17,218	Michael Page International Plc	180,841
59,022	National Grid Plc	923,208
18,125	Next Plc	799,508
66,658	Northern Foods Plc	161,790

68                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	United Kingdom — continued
115,978	Old Mutual Plc	373,284
74,552	Pearson Plc	1,275,061
42,093	Premier Foods Plc	241,692
13,084	Reckitt Benckiser Plc	679,025
24,284	Rio Tinto Plc	1,382,206
171,921	Royal Bank of Scotland Group	6,689,994
26,799	Royal Dutch Shell Plc Class B	888,827
233,339	Sainsbury (J) Plc	2,514,839
24,089	Scottish & Southern Energy Plc	728,076
9,493	Smiths News Plc	25,974
72,497	Stagecoach Group Plc	255,946
44,688	Tate & Lyle Plc	503,981
60,648	Taylor Woodrow Plc	582,270
165,731	Tesco Plc	1,444,063
5,509	The Berkeley Group Holdings Unit*	170,288
39,380	Tomkins Plc	206,225
5,698	Travis Perkins Plc	224,857
14,614	United Utilities Plc	216,550
2,223,748	Vodafone Group Plc	5,909,898
15,446	WH Smith Plc	124,513
95,323	WM Morrison Supermarkets Plc	577,244
	Total United Kingdom	66,157,233
	TOTAL COMMON STOCKS (COST $406,614,039)	455,810,410

Shares	Description	Value ($)
	PREFERRED STOCKS — 1.0%
	Brazil — 0.6%
9,860,400	Aes Tiete SA	313,258
9,102	Bradespar SA	272,259
33,434	Cia Vale Do Rio Doce	1,052,370
22,100	Iochpe Maxion SA	236,662
165,500	Klabin SA	461,070
14,300	Telemar Norte Leste SA	295,645
	Total Brazil	2,631,264
	Germany — 0.2%
2,008	Fresenius AG	159,308
1,564	Henkel Kgaa-Vorzug	230,406
116	Porsche AG Preferred	176,607
5,531	Volkswagen AG	567,141
	Total Germany	1,133,462
	Italy — 0.1%
55,959	Unipol	203,730

                                                             See accompanying notes to the financial statements.                                                         69

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	South Korea — 0.1%
1,300	Samsung Electronics Co., Ltd.	611,578
	TOTAL PREFERRED STOCKS (COST $3,457,047)	4,580,034

Shares	Description	Value ($)
	WARRANTS — 1.2%
	Luxembourg — 1.1%
41,503	Bharti Airtel, Ltd. Warrants, Expires 03/17/2011	734,603
57,571	Infosys Technologies, Ltd. Warrants, Expires 8/21/2009, 144A	2,656,326
234,585	Novatek Microelectronics Corp., Ltd. Warrants, Expires 11/02/2016, 144A	1,013,407
33,933	Tata Motors, Ltd. Warrants, Expires 05/23/2011, 144A	572,789
610,837	United Microelectronics Corp. Warrants, Expires 01/24/2017, 144A	387,882
	Total Luxembourg	5,365,007
	Taiwan — 0.1%
29,000	Foxconn Technology Co., Ltd. Warrants, Expires 08/22/2008, 144A	327,410
	TOTAL WARRANTS (COST $5,730,622)	5,692,417

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.0%
	Repurchase Agreements — 1.4%
3,606,008	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $3,678,138. Repurchase proceeds are $3,607,640), 5.43%, due 04/02/07***	3,606,008
3,005,006	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 0.00%, with a maturity date 03/20/08, valued at $3,065,132. Repurchase proceeds are $3,006,366), 5.43%, due 04/02/07***	3,005,006
		6,611,014
	Certificates of Deposit — 2.6%
601,001	Bank of America Corp., 5.31%, due 05/17/07***	601,001
601,002	Barclays, 5.31%, due 04/02/07***	601,002
601,001	Barclays, 5.31%, due 04/09/07***	601,001
601,001	BNP Paribas, 5.42%, due 04/02/07***	601,001
360,600	Calyon, 5.31%, due 05/24/07***	360,600
601,001	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	601,001
601,001	Citigroup Corp., 5.31%, due 05/04/07***	601,001
601,002	Erste Bank, 5.28%, due 04/04/07***	601,002
601,002	Fortis Bank, 5.27%, due 04/12/07***	601,002
601,002	Fortis Bank, 5.30%, due 06/25/07***	601,002

70                                                         See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

		Certificates of Deposit — continued
601,002		Lloyds TSB Bank, 5.27%, due 04/05/07***	601,002
360,601		Lloyds TSB Bank, 5.28%, due 04/27/07***	360,601
601,000		Rabobank Nederland, 5.27%, due 04/10/07***	601,000
601,001		Rabobank Nederland, 5.40%, due 04/02/07***	601,001
601,001		Regions Bank, 5.30%, due 04/23/07***	601,001
1,202,000		Royal Bank of Canada, 5.39%, due 04/02/07***	1,202,000
601,002		Royal Bank of Scotland, 5.30%, due 05/08/07***	601,002
949,804		Svenska Handelsbanken, 5.38%, due 04/02/07***	949,804
601,002		Toronto Dominion Bank, 5.27%, due 04/27/07***	601,002
601,001		UBS AG, 5.29%, due 04/06/07***	601,001
			12,489,027
		TOTAL SHORT-TERM INVESTMENTS (COST $19,100,041)	19,100,041
		TOTAL INVESTMENTS — 102.1%
		(Cost $434,901,749)	485,182,902
		Other Assets and Liabilities (net) — (2.1%)	(9,831,716)
		TOTAL NET ASSETS — 100.0%	$475,351,186
		Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $7,490,668 or 1.6% of net assets.

		ADR - American Depository Receipt
		GDR - Global Depository Receipt
		REIT - Real Estate Investment Trust
	*	Non-income producing security.
	**	All or a portion of this security is out on loan.
	***	Represents an investment of securities lending collateral.

                                                             See accompanying notes to the financial statements.                                                         71

MGI Non-U.S. Core Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

A summary of outstanding financial instruments at March 31, 2007 is as follows:

Forward Currency Contracts

				Net
				Unrealized
Settlement		Units of		Appreciation
Date	Deliver/Receive	Currency	Value	(Depreciation)
Buys
5/25/07	CHF	15,302,000	$12,590,107	$120,711
5/25/07	GBP	1,204,000	2,361,031	41,039
5/25/07	HKD	4,054,000	519,670	(948)
5/25/07	JPY	954,256,000	8,136,185	81,954
5/25/07	NOK	2,670,000	438,055	10,640
5/25/07	NZD	483,000	344,144	17,935
5/25/07	SEK	33,847,000	4,838,005	(8,695)
				$262,636
Sales
5/25/07	AUD	4,656,000	$3,755,530	$(117,897)
5/25/07	CHF	159,000	130,821	(48)
5/25/07	EUR	7,977,000	10,640,615	(100,751)
5/25/07	GBP	5,986,000	11,738,482	(16,341)
5/25/07	HKD	3,290,000	421,735	239
5/25/07	JPY	189,610,000	1,616,654	7,423
5/25/07	SEK	1,804,000	257,859	(1,776)
				$(229,151)

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Honk Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krona
NZD	New Zealand Dollar
SEK	Swedish Krona

MGI Non-U.S. Core Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Futures Contracts

				Net
Number				Unrealized
of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
11	DAX Index	June 2007	$2,551,115	$73,513
26	DJ EURO STOXX 50 Index	June 2007	1,422,466	35,647
4	Hang Seng Index	April 2007	508,763	1,635
29	MSCI Sing Index	April 2007	1,516,464	7,521
7	SPI 200 Index	June 2007	853,049	21,864
				$140,180
Sales
1	Amsterdam Index	April 2007	$136,110	$(818)
6	CAC 40 Index	April 2007	450,940	(8,896)
14	FTSE 100 Index	June 2007	1,737,050	(25,573)
5	OMXS 30 Index	April 2007	85,144	(811)
22	S&P TSE 60 Index	June 2007	2,884,133	(21,631)
3	TOPIX Index	June 2007	436,121	2,763
				$(54,966)

MGI Non-U.S. Core Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Industry Sector Summary	% of Net Assets
Banks	16.7
Diversified Financial Services	7.5
Oil & Gas	7.3
Insurance	6.4
Chemicals	6.2
Auto Parts & Equipment	5.7
Telecommunications	5.5
Mining	4.0
Machinery - Diversified	3.9
Electric	3.0
Retail	2.4
Iron & Steel	2.4
Electrical Components & Equipment	2.2
Pharmaceuticals	2.2
Building Materials	2.1
Food	1.9
Semiconductors	1.6
Transportation	1.5
Import/Export	1.3
Electronics	1.3
Internet	1.1
Agriculture	1.1
Aerospace & Defense	1.1
Real Estate	0.8
Leisure Time	0.7
Software	0.7
Rubber - Tires	0.7
Coal	0.6
Beverages	0.6
Lodging	0.5
Distribution & Wholesale	0.5
Broadcast Services & Programs	0.4
Engineering & Construction	0.4
Airlines	0.4
Auto Manufacturers	0.3
Media	0.3
Home Builders	0.3
Toys, Games & Hobbies	0.2
Forest Products & Paper	0.2
Home Furnishings	0.2
Entertainment	0.2
Metal Fabricate & Hardware	0.2
Commercial Services	0.2
Miscellaneous - Manufacturing	0.2
Computers	0.2
Cosmetics & Personal Care	0.2
Household Products & Wares	0.1
Health Care-Products	0.1
Apparel	0.1

MGI Non-U.S. Core Equity Fund
Schedule of Investments — (Continued)
March 31, 2007

Photography Equipment & Supplies	0.1
Textiles	0.1
REITS	0.1
Water	0.1
Airport Maintenance & Development	0.0
Short-Term Investments and Other Assets and Liabilities	1.9
100.0%

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 112.6%
	Asset Backed Securities — 18.6%
292,467	Aames Mortgage Investment Trust, Series 2006-1, Class A1, 5.38%, due 04/25/36†	292,682
2,234,688	Accredited Mortgage Loan Trust, Series 2007-1, Class A1, 5.37%, due 02/25/37†	2,235,689
1,241,659	ACE Securities Corp., Series 2006-NC3, Class A2A, 5.37%, due 12/25/36†	1,242,340
1,039,522	Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 5.40%, due 01/25/37†	1,040,018
588,892	Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 5.62%, due 11/25/34†	589,986
946,156	Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 5.38%, due 11/25/36†	946,809
2,000,000	BA Credit Card Trust, Series 2006-A16, Series A16, 4.72%, due 05/15/13	1,988,398
2,050,000	Banc of America Securities Auto Trust, Series 2006-G1, Class A4, 5.17%, due 12/20/10	2,058,987
1,200,000	Bank One Issuance Trust, Series 2003-A6, Class A6, 5.43%, due 02/15/11†	1,202,602
107,475	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 5.77%, due 02/28/44†	107,607
278,679	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 5.74%, due 05/28/44†	279,118
185,767	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A1, 5.48%, due 09/25/35†	185,904
600,000	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2, 5.59%, due 09/25/35†	600,488
600,000	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 5.68%, due 09/25/35†	600,922
232,370	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 5.72%, due 12/25/42†	232,627
2,158,549	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 5.43%, due 12/25/36†	2,159,174
1,044,715	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 2A1, 5.39%, due 12/25/36†	1,044,685
249,077	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4, 4.05%, due 07/15/09	248,006
1,475,395	Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1, 5.37%, due 01/25/37†	1,476,095
475,045	Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A1, 5.36%, due 05/25/36†	475,362
1,992,684	Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A1, 5.37%, due 12/25/36†	1,993,584
250,000	Chase Issuance Trust, Series 2004-9A, Class A, 3.22%, due 06/15/10	247,500
825,000	Chase Issuance Trust, Series 2006-A3, Class A3, 5.31%, due 07/15/11†	826,014
1,000,000	Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3, 5.34%, due 07/15/10	1,003,042
925,000	Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2, 4.85%, due 02/10/11	923,245
1,449,510	Countrywide Asset-Backed Certificates, Series 2002-20, Class 2A1, 5.37%, due 04/25/37†	1,456,516
37,292	Countrywide Asset-Backed Certificates, Series 2004-13, Class AV4, 5.61%, due 06/25/35†	37,329
307,201	Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV1, 5.42%, due 05/25/36†	307,438
153,880	Countrywide Asset-Backed Certificates, Series 2005-AB3, Class 2A1, 5.44%, due 02/25/36†	154,006
1,274,818	Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1, 5.37%, due 03/25/37†	1,275,611

76                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Asset Backed Securities — continued
1,053,882	Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A1, 5.38%, due 07/25/36†	1,054,472
1,015,226	Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1, 5.37%, due 05/25/37†	1,020,110
1,669,246	Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1, 5.39%, due 06/25/37†	1,670,018
1,117,727	Countrywide Asset-Backed Certificates, Series 2006-26, Class 2A1, 5.40%, due 06/25/37†	1,118,332
1,825,000	Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1, 5.42%, due 04/25/29†	1,824,819
377,426	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 5.56%, due 12/15/35†	377,949
950,000	Daimler Chrysler Auto Trust, Series 2006-A, Class A3, 5.00%, due 05/08/10	949,029
1,900,000	Daimler Chrysler Auto Trust, Series 2006-B, Class A3, 5.33%, due 08/08/10	1,905,643
1,275,000	Daimler Chrysler Auto Trust, Series 2006-D, Class A4, 4.94%, due 02/08/12	1,273,634
875,000	Discover Card Master Trust I, Series 2005-1, Class A, 5.33%, due 09/16/10†	875,908
43,116	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A2, 5.72%, due 12/25/32†	43,195
466,706	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A1, 5.39%, due 03/25/36†	466,876
27,255	Ford Credit Auto Owner Trust, Series 2004-A, Class A3, 2.93%, due 03/15/08	27,225
138,369	Ford Credit Auto Owner Trust, Series 2005-A, Class A3, 3.48%, due 11/15/08	137,762
1,550,000	Ford Credit Auto Owner Trust, Series 2005-A, Class A4, 3.72%, due 10/15/09	1,529,268
1,600,000	Ford Credit Auto Owner Trust, Series 2006-A, Class A4, 5.07%, due 12/15/10	1,602,175
1,325,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A3, 5.26%, due 10/15/10	1,328,653
1,045,464	Fremont Home Loan Trust, Series 2005-E, Class 2A2, 5.49%, due 01/25/36†	1,046,330
206,471	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 5.54%, due 07/25/30†	206,641
577,972	GSAA Trust, Series 2006-5, Class 2A1, 5.39%, due 03/25/36†	577,300
588,720	GSAA Trust, Series 2006-9, Class A1, 5.37%, due 06/25/36†	588,623
925,000	Harley-Davidson Motorcycle Trust, Series 2006-3, Class A3, 5.24%, due 01/15/12	927,829
111,752	Honda Auto Receivables Owner Trust, Series 2004-3, Class A3, 2.91%, due 10/20/08	110,999
900,000	Honda Auto Receivables Owner Trust, Series 2005-6, Class A3, 4.85%, due 10/19/09	898,031
1,375,000	Honda Auto Receivables Owner Trust, Series 2006-3, Class A3, 5.12%, due 10/15/10	1,376,650
1,241,256	Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A1, 5.38%, due 04/25/37†	1,241,317
2,071,603	IXIS Real Estate Capital Trust, Series 2007-HE1, Class A1, 5.38%, due 05/25/37†	2,072,776
470,955	JP Morgan Mortgage Acquisition Corp., Series 2006-CW1, Class A2, 5.36%, due 05/25/36†	471,269
814,995	JP Morgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2, 5.39%, due 11/25/36†	815,444
2,088,936	Lehman XS Trust, Series 2007-2N, Class 3A1, 5.41%, due 02/25/37†	2,089,703
1,192,664	Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 5.38%, due 12/25/36†	1,193,406
1,125,000	MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3, 4.10%, due 10/15/12	1,099,965
925,000	MBNA Credit Card Master Note Trust, Series 2006-A1, Class A1, 4.90%, due 07/15/11	924,957

                                                             See accompanying notes to the financial statements.                                                         77

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Asset Backed Securities — continued
1,275,000	MBNA Credit Card Master Note Trust, Series 2006-A4, Class A4, 5.31%, due 09/15/11†	1,276,538
1,035,195	Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A, 5.37%, due 10/25/36†	1,035,769
1,686,106	Morgan Stanley ABS Capital I, Series 2007-NC1, Class A2A, 5.37%, due 11/25/36†	1,687,032
759,424	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-1, Class A1, 5.35%, due 07/25/36†	759,897
1,106,878	Nationstar Home Equity Loan Trust, Series 2006-B, Class AV1, 6.02%, due 09/25/36†	1,107,567
732,484	New Century Home Equity Loan Trust, Series 2005-3, Class A2B, 5.50%, due 07/25/35†	732,879
321,499	Nissan Auto Receivables Owner Trust, Series 2005-A, Class A3, 3.54%, due 10/15/08	320,255
1,150,000	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, due 02/15/10	1,150,085
1,700,000	Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, due 12/31/10	1,777,261
722,045	RAAC Series, Series 2006-RP2, Class A, 144A, 5.57%, due 02/25/37†	721,691
1,083,056	Residential Asset Mortgage Products, Inc., Series 2006-EFC2, Class A1, 5.38%, due 12/25/36†	1,083,730
1,332,357	Residential Asset Mortgage Products, Inc., Series 2007-RZ1, Class A1, 5.39%, due 02/25/37†	1,333,064
150,136	Residential Asset Securities Corp., Series 2005-AHL3, Class A1, 5.42%, due 11/25/35†	150,244
668,695	Residential Asset Securities Corp., Series 2006-EMX4, Class A1, 5.36%, due 06/25/36†	669,142
1,169,430	Residential Asset Securities Corp., Series 2006-EMX6, Class A1, 5.38%, due 07/25/36†	1,170,158
267,666	SACO I, Inc., Series 2005-7, Class A, 5.60%, due 09/25/35†	267,832
1,952,397	SACO I, Inc., Series 2006-5, Class 1A, 5.47%, due 04/25/36†	1,953,449
664,273	SACO I, Inc., Series 2006-6, Class A, 5.45%, due 06/25/36†	664,393
699,977	Securitized Asset Backed Receivables LLC Trust, Series 2006-FR3, Class A1, 5.37%, due 05/25/36†	700,448
1,300,000	SLM Student Loan Trust, Series 2006-5, Class A2, 5.35%, due 07/25/17†	1,300,954
980,049	SLM Student Loan Trust, Series 2006-8, Class A1, 5.34%, due 04/25/12†	980,684
429,095	Structured Asset Investment Loan Trust, Series 2005-10, Class A3, 5.41%, due 12/25/35†	429,427
336,809	Structured Asset Investment Loan Trust, Series 2006-1, Class A1, 5.40%, due 01/25/36†	336,966
205,513	Structured Asset Investment Loan Trust, Series 2006-2, Class A1, 5.38%, due 04/25/36†	205,592
85,395	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	80,270
894,659	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 144A, 5.43%, due 02/25/36†	895,078
1,492,442	Structured Asset Securities Corp., Series 2006-BC6, Class A2, 5.40%, due 01/25/37†	1,493,152
525,000	USAA Auto Owner Trust, Series 2005-3, Class A4, 4.63%, due 05/15/12	521,338
1,125,000	USAA Auto Owner Trust, Series 2006-4, Class A4, 4.98%, due 10/15/12	1,126,286
378,346	World Omni Auto Receivables Trust, Series 2005-A, Class A3, 3.54%, due 06/12/09	376,220
		86,385,493

78                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — 15.5%
30,000	AAC Group Holding Corp., Senior Note, 0.00%, due 10/01/12††	27,074
25,000	AES Corp. (The), Senior Note, 9.38%, due 09/15/10	27,312
30,000	AES Corp. (The), Senior Note, 7.75%, due 03/01/14	31,650
360,000	Aiful Corp., Senior Note, 144A, 5.00%, due 08/10/10	354,924
550,000	Altria Group, Inc., 7.00%, due 11/04/13	598,082
10,000	AMC Entertainment, Inc., Senior Subordinated Note, 11.00%, due 02/01/16	11,437
380,000	Amerada Hess Corp., 7.30%, due 08/15/31	420,120
460,000	American International Group, Inc., Junior Subordinated Note, 6.25%, due 03/15/37	449,216
10,000	American Real Estate Partners, LP, Senior Note, 8.13%, due 06/01/12	10,225
10,000	American Real Estate Partners, LP/ American Real Estate Finance Corp., Senior Note, 7.13%, due 02/15/13	9,925
20,000	Amerigas Partners, LP, Senior Note, 7.25%, due 05/20/15	20,300
290,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	321,053
20,000	Anadarko Petroleum Corp., Senior Note, 5.95%, due 09/15/16	20,078
310,000	Anadarko Petroleum Corp., Senior Note, 5.75%, due 09/15/09†	310,871
21,000	Ashtead Capital, Inc., 144A, 9.00%, due 08/15/16	22,470
425,000	ASIF Global Financing, Senior Note, 144A, 3.90%, due 10/22/08	417,079
110,000	AT&T, Inc., Global Note, 5.10%, due 09/15/14	107,633
75,000	Atlantic Marine Corp. Communities LLC, 144A, 5.34%, due 12/01/50	70,886
680,000	Bank of America Corp., 5.38%, due 08/15/11	688,429
975,000	Bank of America Corp., Senior Note, 5.36%, due 03/24/09(a) †	977,364
50,000	Bank of New York Co. (The), Inc., Senior Note, 3.75%, due 02/15/08	49,352
1,670,000	Barclays Bank PLC/NY, 5.35%, due 03/13/09†	1,671,954
10,000	BellSouth Corp., 4.75%, due 11/15/12	9,757
25,000	Belvoir Land LLC, 144A, 5.27%, due 12/15/47	23,189
445,000	Berkshire Hathaway Finance Corp., Guaranteed Senior Note, 4.13%, due 01/15/10	435,807
5,000	Bio-Rad Laboratories, Inc., Senior Subordinated Note, 7.50%, due 08/15/13	5,175
10,000	Bio-Rad Laboratories, Inc., Senior Subordinated Note, 6.13%, due 12/15/14	9,750
30,000	Boyd Gaming Corp., 7.13%, due 02/01/16	29,550
20,000	Bristol-Myers Squibb Co., 6.88%, due 08/01/97	21,328
225,000	Bristol-Myers Squibb Co., 5.88%, due 11/15/36	221,263
20,000	BSKYB Finance UK PLC, 144A, 6.50%, due 10/15/35	19,881
395,000	Cablevision Systems Corp., Series B, Senior Note, 9.82%, due 04/01/09†	420,675
115,000	Centerpoint Energy, Inc., Series B, Senior Note, 7.25%, due 09/01/10	121,483
55,000	Chesapeake Energy Corp., 6.50%, due 08/15/17	54,588
15,000	Chesapeake Energy Corp., Senior Note, 6.88%, due 11/15/20	15,000
10,000	Chesapeake Energy Corp., Senior Note, 6.38%, due 06/15/15	10,000
5,000	Chesapeake Energy Corp., Senior Note, 6.25%, due 01/15/18	4,963
210,000	Chevrontexaco Capital Co., Guaranteed Senior Note, 3.50%, due 09/17/07	208,464
45,000	Cincinnati Bell, Inc., 7.00%, due 02/15/15	44,887
5,000	Cincinnati Bell, Inc., Senior Note, 7.25%, due 07/15/13	5,213
430,000	Citigroup, Inc., 5.10%, due 09/29/11	430,248
1,390,000	Citigroup, Inc., Global Note, 4.13%, due 02/22/10	1,360,964
80,000	Citigroup, Inc., Global Note, 3.63%, due 02/09/09	78,108
630,000	Citigroup, Inc., Global Senior Note, 3.50%, due 02/01/08	621,508
200,000	Citigroup, Inc., Subordinated Note, 6.13%, due 08/25/36	203,836

                                                             See accompanying notes to the financial statements.                                                         79

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
50,000	Citizens Communications Co., Senior Note, 144A, 7.13%, due 03/15/19	49,750
90,000	Clear Channel Communications, Inc., 6.25%, due 03/15/11	89,643
170,000	Clear Channel Communications, Inc., 5.50%, due 09/15/14	150,724
10,000	Colorado Interstate Gas Co., Senior Note, 6.80%, due 11/15/15	10,685
105,000	Comcast Cable Communications Holdings, Inc., 8.38%, due 03/15/13	120,218
65,000	Comcast Corp., 7.05%, due 03/15/33	69,999
1,020,000	Comcast Corp., 6.50%, due 01/15/15	1,077,478
500,000	Comcast Corp., 6.50%, due 01/15/17	528,659
55,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.75%, due 05/15/17	57,613
40,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.50%, due 05/15/15	41,400
100,000	Complete Production Services, Inc., Senior Note, 144A, 8.00%, due 12/15/16	103,000
10,000	Compton Petroleum Finance Corp., Senior Note, 7.63%, due 12/01/13	9,825
940,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	1,069,005
20,000	Consol Energy, Inc., Senior Note, 7.88%, due 03/01/12	21,400
265,000	Cooper Cos. (The), Inc., Senior Note, 144A, 7.13%, due 02/15/15	270,300
190,000	Credit Suisse USA, Inc., 5.50%, due 08/16/11	193,023
40,000	CSC Holdings, Inc., 7.88%, due 02/15/18	41,300
79,593	CVS Lease Pass Through, 144A, 6.04%, due 12/10/28	80,746
116,908	CVS Lease Pass Through, 144A, 5.88%, due 01/10/28	115,706
220,000	CVS/Caremark Corp., 144A, 9.35%, due 01/10/23	274,886
690,000	DaimlerChrysler NA Holding Corp., Guaranteed Note, 5.88%, due 03/15/11	703,838
120,000	DaVita, Inc., Senior Note, 144A, 6.63%, due 03/15/13	120,600
100,000	Depfa ACS Bank, 3.63%, due 10/29/08	97,907
400,000	Depfa ACS Bank, 144A, 5.13%, due 03/16/37	382,263
20,000	Deutsche Telekom International Finance BV, 8.25%, due 06/15/30	24,845
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	310,531
30,000	DI Finance/Dyncorp International, Series B, 9.50%, due 02/15/13	32,100
35,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Note, 8.38%, due 03/15/13	37,056
560,000	Dominion Resources, Inc., 5.70%, due 09/17/12**	572,756
275,000	Dominion Resources, Inc., Series D, Senior Note, 5.13%, due 12/15/09	275,266
30,000	DRS Technologies, Inc., Senior Note, 6.63%, due 02/01/16	30,450
680,000	Duke Energy Corp., 5.63%, due 11/30/12	696,828
35,000	E*Trade Financial Corp., 7.38%, due 09/15/13	36,750
20,000	Eastman Kodak Co., Senior Note, 7.25%, due 11/15/13	20,300
30,000	Echostar DBS Corp., 6.63%, due 10/01/14	30,262
35,000	Echostar DBS Corp., Senior Note, 7.13%, due 02/01/16	36,313
35,000	Echostar DBS Corp., Senior Note, 7.00%, due 10/01/13	36,225
37,000	El Paso Corp., 7.75%, due 01/15/32**	41,070
190,000	El Paso Natural Gas Co., 8.38%, due 06/15/32	235,039
430,000	El Paso Performance Linked Trust, 144A, 7.75%, due 07/15/11	459,562
550,000	Electronic Data Systems Corp., 7.13%, due 10/15/09	573,858
30,000	Embarq Corp., 8.00%, due 06/01/36	31,067
50,000	Enterprise Products Operating, LP, 4.95%, due 06/01/10	49,605
610,000	Exelon Corp., Senior Note, 5.63%, due 06/15/35	559,995
280,000	Firstenergy Corp., Series B, 6.45%, due 11/15/11	293,777
700,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	797,651

80                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
30,000	Florida Power & Light Co., 4.95%, due 06/01/35	26,685
60,000	Ford Motor Co., Global Note, 7.45%, due 07/16/31**	46,725
90,000	Ford Motor Co., Senior Note, 4.25%, due 12/15/36	99,675
2,080,000	Ford Motor Credit Co., 7.38%, due 10/28/09	2,077,371
170,000	Ford Motor Credit Co., 144A, 9.75%, due 09/15/10	179,198
190,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.38%, due 04/01/17	205,913
25,000	Freescale Semiconductor, Inc., Senior Note, 144A, 9.23%, due 12/15/14†	25,063
165,000	Freescale Semiconductor, Inc., Senior Note, PIK, 144A, 9.13%, due 12/15/14	164,588
3,100	Fresenius Medical Care Capital Trust II, 7.88%, due 02/01/08	31,465
290,000	Gaz Capital for Gazprom, 144A, 6.51%, due 03/07/22	295,075
690,000	Gaz Capital SA, 144A, 6.21%, due 11/22/16	692,070
1,040,000	General Electric Capital Corp., 5.00%, due 11/15/11	1,037,990
2,050,000	General Electric Capital Corp., 4.13%, due 09/01/09	2,012,495
300,000	General Electric Capital Corp., 3.50%, due 08/15/07	298,157
160,000	General Electric Capital Corp., (MTN), 4.25%, due 01/15/08	158,911
1,680,000	General Motors Acceptance Corp., 6.13%, due 08/28/07	1,679,165
60,000	General Motors Acceptance Corp., (MTN), 4.38%, due 12/10/07	59,253
80,000	General Motors Acceptance Corp., Global Note, 5.13%, due 05/09/08	79,087
100,000	General Motors Acceptance Corp., Senior Note, 5.85%, due 01/14/09	98,754
1,300,000	General Motors Acceptance Corp., Senior Note, 5.63%, due 05/15/09**	1,277,038
100,000	General Motors Corp., Senior Note, 8.25%, due 07/15/23**	90,500
30,000	Georgia Gulf Corp., Senior Note, 144A, 9.50%, due 10/15/14	28,950
365,000	Georgia-Pacific Corp., Senior Note, 144A, 7.13%, due 01/15/17	367,737
150,000	Glitnir Banki HF, 144A, 6.33%, due 07/28/11	155,796
320,000	Glitnir Banki HF, Subordinated Note, 144A, 6.69%, due 06/15/16†	335,761
330,000	Goldman Sachs Group LP, Senior Note, 4.50%, due 06/15/10	324,655
70,000	Goldman Sachs Group, Inc., Subordinated Note, 5.00%, due 01/15/11	69,565
30,000	Graham Packaging Co., Inc., Senior Subordinated Note, 9.88%, due 10/15/14**	30,750
15,000	Gulfmark Offshore, Inc., Senior Note, 7.75%, due 07/15/14	15,300
1,220,000	HBOS Treasury Services PLC, 144A, 5.00%, due 11/21/11	1,214,908
55,000	HBOS Treasury Services PLC, 144A, 3.50%, due 11/30/07	54,396
100,000	HBOS Treasury Services PLC/New York, NY, 144A, 5.25%, due 02/21/17	100,953
7,000	HCA, Inc., 6.50%, due 02/15/16	5,994
9,000	HCA, Inc., 6.30%, due 10/01/12	8,437
20,000	HCA, Inc., 5.75%, due 03/15/14	17,125
180,000	HCA, Inc., Senior Note, 144A, 9.25%, due 11/15/16	194,625
20,000	HCA, Inc., Senior Note, 144A, 9.13%, due 11/15/14	21,425
64,000	HCA, Inc., Senior Note, PIK,144A, 9.63%, due 11/15/16	69,280
20,000	Hertz, Corp., Senior Note, 8.88%, due 01/01/14	21,650
50,000	Hess Corp., Note, 7.88%, due 10/01/29	57,838
35,000	Historic TW, Inc., Guaranteed Note, 6.95%, due 01/15/28	36,752
45,000	Horizon Lines LLC, Senior Note, 9.00%, due 11/01/12	47,475
430,000	HSBC Finance Corp., 4.63%, due 09/15/10	422,491
730,000	HSBC Finance Corp., Global Note, 4.63%, due 01/15/08	726,473
248,000	ICICI Bank, Ltd., Subordinated Note, 144A, 6.38%, due 04/30/22** †	246,261
130,000	Idearc, Inc., Senior Note, 144A, 8.00%, due 11/15/16	134,387

                                                             See accompanying notes to the financial statements.                                                         81

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
40,000	Intelsat Bermuda, Ltd., Senior Note, 144A, 9.25%, due 06/15/16	44,500
50,000	Intelsat Bermuda, Ltd., Senior Note, 144A, 8.87%, due 01/15/15†	51,250
47,000	Ispat Inland ULC, Senior Secured Note, 9.75%, due 04/01/14	51,937
90,000	JP Morgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	88,154
1,660,000	JP Morgan Chase & Co., Global Subordinated Note, 5.13%, due 09/15/14	1,636,508
75,000	JP Morgan Chase & Co., Guaranteed Senior Note, 3.63%, due 05/01/08	73,781
210,000	JP Morgan Chase & Co., Senior Note, 5.60%, due 06/01/11	213,742
100,000	Kaupthing Bank Hf, 144A, 7.13%, due 05/19/16	108,356
310,000	Kaupthing Bank Hf, Senior Note, 144A, 6.05%, due 04/12/11†	312,918
5,000	KCS Energy, Inc., Senior Note, 7.13%, due 04/01/12	4,975
650,000	Kerr-McGee Corp., 7.88%, due 09/15/31	758,233
220,000	Kerr-McGee Corp., 6.95%, due 07/01/24	232,377
20,000	Kinder Morgan Energy Partners, LP, 7.13%, due 03/15/12	21,475
40,000	Kinder Morgan Energy Partners, LP, 6.75%, due 03/15/11	42,063
30,000	Kinder Morgan Energy Partners, LP, Senior Note, 6.30%, due 02/01/09	30,542
200,000	Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	202,570
60,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	58,145
5,000	L-3 Communications Corp, Senior Subordinated Note, 6.38%, due 10/15/15	4,981
50,000	Lamar Media Corp., Senior Subordinated Note, 7.25%, due 01/01/13	50,875
5,000	Lamar Media Corp., Series B, Senior Subordinated Note, 6.63%, due 08/15/15	4,900
540,000	Landsbanki Islands HF, 144A, 6.10%, due 08/25/11	554,695
150,000	L-Bank Landeskreditbank Baden-Wuerttemberg Foerderbank, Guaranteed Note, 4.25%, due 09/15/10	147,297
210,000	Lehman Brothers Holdings, Inc., (MTN), 5.50%, due 04/04/16	209,181
370,000	Lehman Brothers Holdings, Inc., (MTN), 5.25%, due 02/06/12	370,051
85,000	Level 3 Financing, Inc., Senior Note, 144A, 8.75%, due 02/15/17	86,063
700,000	Liberty Media Corp., Senior Note, 7.88%, due 07/15/09	737,870
75,000	Lyondell Chemical Co., Senior Note, 8.25%, due 09/15/16	80,625
60,000	Lyondell Chemical Co., Senior Note, 8.00%, due 09/15/14	63,150
50,000	MassMutual Global Funding II, 144A, 2.55%, due 07/15/08	48,168
25,000	Metlife, Inc., Senior Note, 6.38%, due 06/15/34	26,381
20,000	MGM Mirage, Guaranteed Senior Subordinated Note, 9.75%, due 06/01/07	20,200
25,000	MGM Mirage, Senior Note, 7.63%, due 01/15/17	25,437
85,000	MGM Mirage, Senior Subordinated Note, 8.38%, due 02/01/11	89,887
100,000	Momentive Performance Materials, Inc., Senior Note, PIK, 144A, 10.13%, due 12/01/14**	104,500
790,000	Morgan Stanley, 5.63%, due 01/09/12	801,209
1,075,000	Morgan Stanley, 5.61%, due 01/09/12†	1,076,194
245,000	Morgan Stanley, 5.05%, due 01/21/11	244,078
90,000	Morgan Stanley, 3.63%, due 04/01/08	88,587
130,000	Morgan Stanley, (MTN), 5.81%, due 10/18/16†	130,495
175,000	Morgan Stanley, Global Note, 6.75%, due 04/15/11	185,256
100,000	MUFG Capital Finance 1, Ltd., Secured Note, 6.35%, due 07/29/49†	102,325
130,000	Nationwide Building Society, 144A, 4.25%, due 02/01/10	126,961
40,000	New England Telephone & Telegraph Co., 7.88%, due 11/15/29	45,096
50,000	News America, Inc., 6.20%, due 12/15/34	48,655

82                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
50,000	News America, Inc., Senior Note, 7.28%, due 06/30/28	54,172
60,000	Norfolk Southern Corp., Senior Note, 7.25%, due 02/15/31	66,554
20,000	Northwest Pipeline Corp., Senior Note, 8.13%, due 03/01/10	20,913
30,000	NRG Energy, Inc., Senior Note, 7.38%, due 02/01/16	30,900
10,000	NXP BV, Senior Note, 144A, 7.88%, due 10/15/14	10,375
55,000	OPTI Canada, Inc., Senior Note, 144A, 8.25%, due 12/15/14	57,475
45,000	Oxford Industries, Inc., Senior Note, 8.88%, due 06/01/11	46,800
10,000	Pacific Energy Partners, LP / Pacific Energy Finance Corp., Senior Note, 7.13%, due 06/15/14	10,454
300,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	301,731
80,000	Pacific Gas & Electric Co., Senior Note, 5.80%, due 03/01/37	77,395
60,000	PanAmSat Corp., Senior Note, 144A, 9.00%, due 06/15/16	66,375
30,000	Peabody Energy Corp., Senior Note, 6.88%, due 03/15/13	30,675
20,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	20,625
270,000	Petrobras International Finance Co., 6.13%, due 10/06/16	276,750
30,000	Pride International, Inc., Senior Note, 7.38%, due 07/15/14	30,900
20,000	Qwest Corp., 8.60%, due 06/15/13†	21,900
15,000	Qwest Corp., 7.88%, due 09/01/11	16,013
45,000	Qwest Corp., 7.50%, due 10/01/14	47,700
370,000	Rabobank Nederland, 144A, 5.36%, due 04/06/09†	370,345
29,000	Raytheon Co., 6.75%, due 08/15/07	29,127
50,000	Reliant Energy, Inc., Senior Secured Note, 6.75%, due 12/15/14	53,062
1,150,000	Residential Capital Corp., Senior Note, 6.00%, due 02/22/11	1,135,349
280,000	Resona Preferred Global Securities, 144A/Cayman, 7.19%, due 12/31/49†	296,214
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	40,800
85,000	Rogers Wireless Communications, Inc., Senior Secured Note, 7.50%, due 03/15/15	92,544
475,000	Rouse Co. (The), 3.63%, due 03/15/09	455,215
40,000	Rouse Co. (The) REIT, 5.38%, due 11/26/13	37,840
150,000	Rouse Co., LP (The)/TRC Co-Issuer, Inc. REIT, Senior Note, 144A, 6.75%, due 05/01/13	153,620
420,000	Royal KPN NV, 8.00%, due 10/01/10	455,938
225,000	Sabine Pass LNG, LP, Senior Secured Note, 144A, 7.50%, due 11/30/16	227,250
20,000	Seagate Technology HDD Holdings, 6.80%, due 10/01/16	20,200
30,000	SemGroup, LP, Senior Note, 144A, 8.75%, due 11/15/15	30,600
110,000	Service Corp International/US, Senior Note, 144A, 7.50%, due 04/01/27	110,550
10,000	Service Corp. International/US, Senior Note, 7.63%, due 10/01/18	10,625
20,000	Service Corp. International/US, Senior Note, 7.00%, due 06/15/17	20,250
230,000	Shaw Communications, Inc., Senior Note, 7.20%, due 12/15/11	244,950
310,000	Shinsei Finance Cayman, Ltd., 144A, 6.42%, due 07/20/49†	313,665
500,000	Sigma Finance, Inc., 144A, 8.50%, due 08/11/16†	500,300
40,000	Southern Natural Gas Co., Note, 144A, 5.90%, due 04/01/17	40,200
280,000	Sprint Capital Corp., 8.75%, due 03/15/32	331,186
230,000	Sprint Capital Corp., 8.38%, due 03/15/12	256,880
270,000	Sprint Nextel Corp., 6.00%, due 12/01/16	266,189
60,000	Station Casinos, Inc., 7.75%, due 08/15/16	61,875
50,000	Station Casinos, Inc., Senior Note, 6.00%, due 04/01/12	48,687

                                                             See accompanying notes to the financial statements.                                                         83

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
95,000	Steel Dynamics, Inc., Senior Note, 144A, 6.75%, due 04/01/15	95,594
70,000	Suburban Propane Partners, 6.88%, due 12/15/13	69,300
15,000	Sun Media Corp., Senior Note, 7.63%, due 02/15/13	15,300
30,000	Sungard Data Systems, Inc., 9.13%, due 08/15/13	32,325
95,000	SunTrust Banks, Inc., Senior Note, 4.00%, due 10/15/08	93,347
70,000	SunTrust Banks, Inc., Senior Note, 3.63%, due 10/15/07	69,360
3,100,000	Svensk Exportkredit AB, Series G, Global Note, (MTN), 4.88%, due 09/29/11	3,097,628
10,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	11,829
10,000	TDS Investor Corp., Senior Note, 144A, 9.88%, due 09/01/14	10,525
60,000	Telecom Italia Capital SA, Guaranteed Senior Note, 6.00%, due 09/30/34	54,505
770,000	Telecom Italia Capital SA, Guaranteed Senior Note, 5.25%, due 10/01/15	731,761
330,000	Tele-Communications-TCI Group, Senior Note, 7.13%, due 02/15/28	351,187
75,000	Telefonica Emisones SAU, Guaranteed Senior Note, 7.05%, due 06/20/36	80,349
150,000	Telefonica Emisones SAU, Guaranteed Senior Note, 6.42%, due 06/20/16	156,831
20,000	Tennessee Gas Pipeline Co., 7.63%, due 04/01/37	23,079
75,000	Tennessee Gas Pipeline Co., 7.00%, due 10/15/28	80,675
60,000	Texas Industries, Inc., Senior Note, 7.25%, due 07/15/13	62,100
50,000	TIAA Global Markets, Inc., 144A, 3.88%, due 01/22/08	49,374
90,000	Time Warner Cos., Inc., 7.57%, due 02/01/24	99,694
240,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	292,582
110,000	Time Warner, Inc., 7.70%, due 05/01/32	125,081
50,000	Time Warner, Inc., 7.63%, due 04/15/31	56,355
330,000	Time Warner, Inc., 6.88%, due 05/01/12	352,030
160,000	Time Warner, Inc., 6.50%, due 11/15/36	160,069
410,000	TNK-BP Finance SA, 144A, 7.50%, due 07/18/16	433,575
100,000	TNK-BP Finance SA, 144A, 6.63%, due 03/20/17	99,500
5,000	Transcontinental Gas Pipe Line Corp., Senior Note, 8.88%, due 07/15/12	5,713
560,000	TuranAlem Finance BV, Note, 144A, 8.25%, due 01/22/37	564,200
60,000	TXU Corp., Series O, 6.50%, due 11/15/24	50,869
25,000	TXU Corp., Series O, Senior Note, 4.80%, due 11/15/09	24,683
190,000	TXU Corp., Series P, Senior Note, 5.55%, due 11/15/14	169,229
595,000	TXU Corp., Series R, Senior Note, 6.55%, due 11/15/34	501,227
1,050,000	Tyco International Group SA, 6.00%, due 11/15/13	1,105,257
50,000	Tyco International Group SA, Guaranteed Note, 6.88%, due 01/15/29	59,193
75,000	Tyco International Group SA, Senior Note, 6.38%, due 10/15/11	79,335
30,000	UGS Corp., 10.00%, due 06/01/12	32,962
10,000	United Rentals North America, Inc., Senior Note, 6.50%, due 02/15/12	10,025
250,000	US Bancorp, (MTN), 3.95%, due 08/23/07	248,667
920,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	954,672
45,000	Ventas Realty, LP/Ventas Capital Corp. REIT, Senior Note, 7.13%, due 06/01/15	47,363
270,000	Verizon Global Funding Corp., Global Note, 7.38%, due 09/01/12	297,039
25,000	Verizon Maryland, Inc., Series B, 5.13%, due 06/15/33	20,929
120,000	Verizon Virginia, Inc., 4.63%, due 03/15/13	114,234
115,000	Visteon Corp., 8.25%, due 08/01/10	117,875
105,000	Vodafone Group PLC, 7.75%, due 02/15/10	112,148
495,000	Vodafone Group PLC, 5.44%, due 12/28/07†	495,353

84                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
500,000	Vodafone Group PLC, 5.41%, due 06/29/07†	500,067
50,000	Vodafone Group PLC, 5.00%, due 09/15/15	48,050
575,000	Wachovia Bank NA, 5.39%, due 03/23/09†	575,221
110,000	Wachovia Capital Trust III, Secured Note, 5.80%, due 03/15/42†	111,409
210,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	211,297
1,060,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	1,049,214
550,000	Waste Management, Inc., Senior Note, 6.38%, due 11/15/12	577,939
25,000	WellPoint, Inc., 5.95%, due 12/15/34	24,614
930,000	Wells Fargo & Co., 5.30%, due 08/26/11	938,161
465,000	Wells Fargo & Co., 4.63%, due 08/09/10	460,161
65,000	Wells Fargo & Co., Senior Note, 4.88%, due 01/12/11	64,693
55,000	Wells Fargo & Co., Series J, (MTN), 4.20%, due 01/15/10	53,844
100,000	Wells Fargo Capital X, 5.95%, due 12/15/36	96,669
50,000	Western Oil Sands, Inc., Senior Secured Note, 8.38%, due 05/01/12	56,125
30,000	Westlake Chemical Corp., Senior Note, 6.63%, due 01/15/16	29,400
440,000	Weyerhaeuser Co., 6.75%, due 03/15/12	462,672
590,000	Williams Cos., Inc. Series A, 7.50%, due 01/15/31	628,350
55,000	Wind Acquisition Finance SA, Senior Note, 144A, 10.75%, due 12/01/15	63,250
140,000	Windstream Corp., Senior Note, 8.63%, due 08/01/16	153,825
90,000	Windstream Corp., Senior Note, 8.13%, due 08/01/13	97,875
75,000	Wyeth, 6.00%, due 02/15/36	74,840
360,000	Wyeth, 5.95%, due 04/01/37	355,773
530,000	XTO Energy, Inc., Senior Note, 7.50%, due 04/15/12	580,764
		72,303,459
	Mortgage Backed Securities — 58.3%
419,513	ACE Securities Corp., Series 2005-SD3, Class A, 5.72%, due 08/25/45†	419,688
449,811	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.29%, due 06/25/45†	450,442
195,710	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 5.61%, due 11/25/45†	196,537
750,000	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A, 7.33%, due 11/15/31	783,540
188,874	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2, 6.50%, due 04/15/36	196,532
1,255,000	Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, due 07/11/43	1,253,206
700,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, due 06/11/35	729,798
240,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3, 4.62%, due 07/10/43	234,486
210,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.12%, due 09/10/15†	206,973
910,000	Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.36%, due 10/10/45	909,061
346,192	Banc of America Funding Corp., Series 2005-E, Class 8A1, 5.83%, due 06/20/35†	347,497

                                                             See accompanying notes to the financial statements.                                                         85

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
674,453	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, 4.46%, due 02/25/35†	663,886
1,808,948	BCAP LLC Trust, Series 2007-AA1, Class 1A1, 5.42%, due 02/25/47†	1,808,586
225,930	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA, 4.00%, due 07/25/34†	221,662
160,000	Bear Stearns Commercial Mortgage Securities, Series 2000-WF2, Class A2, 7.32%, due 10/15/32	169,707
60,000	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, 4.83%, due 11/11/41	58,402
1,892,586	Bear Stearns Mortgage Funding Trust, 5.48%, due 12/25/36†	1,894,208
1,184,325	Capco America Securitization Corp., Series 1998-D7, Class A1B, 6.26%, due 10/15/30	1,197,624
1,525,000	Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class A2, 7.44%, due 08/15/31	1,592,303
34,542	Chevy Chase Master Credit Card Trust, Series 2003-3 Class A1, 144A, 5.67%, due 07/25/34†	34,554
1,372,182	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 144A, 5.52%, due 11/25/45†	1,372,115
90,460	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2, 6.03%, due 09/15/30	90,761
53,688	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 2A5, 5.77%, due 09/25/34†	53,943
935,224	Countrywide Alternative Loan Trust, Series 2005-30CB, Class 1A2, 5.25%, due 08/25/35	930,070
674,785	Countrywide Alternative Loan Trust, Series 2005-34CB, Class 1A6, 5.50%, due 09/25/35	678,833
214,590	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 5.68%, due 11/20/35†	215,483
252,302	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 5.58%, due 12/25/35†	252,895
215,683	Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, 5.59%, due 08/25/35†	216,339
847,288	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A1, 5.41%, due 11/25/36†	847,517
1,589,394	Countrywide Alternative Loan Trust, Series 2006-OC11, Class 2A1, 5.42%, due 01/25/37†	1,590,053
1,536,632	Countrywide Alternative Loan Trust, Series 2006-OC8, Class 2A1A, 5.41%, due 11/25/36†	1,538,060
125,232	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 5.55%, due 12/15/35†	125,401
39,355	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-29, Class 1A1, 5.59%, due 02/25/35†	39,430
201,980	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2, 5.61%, due 04/25/35†	202,448
192,762	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1, 5.62%, due 05/25/35†	193,738
208,769	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, AF, 144A, 5.72%, due 09/25/35†	210,121

86                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Mortgage Backed Securities — continued
368,751	Credit Suisse Mortgage Capital Certificates, Series 2006-3, Class 1A1A, 5.41%, due 04/25/36†	369,046
842,873	CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B, 6.48%, due 05/17/40	851,929
1,320,181	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, due 11/15/30	1,337,790
320,000	CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, due 12/15/35	315,792
860,000	CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, due 05/15/38	804,538
1,662,687	DF, Series 2006-SRS12, Class AF, 144A, 6.00%, due 05/25/35****	1,665,946
118,948	DLJ Commercial Mortgage Corp., Series 1998-CF1, Class A1B, 6.41%, due 02/18/31	119,502
132,364	DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A1B, 6.24%, due 11/12/31	133,832
780,000	DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B1, 6.91%, due 06/10/31	795,265
369,231	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, due 06/10/32	383,247
625,000	DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B, 7.34%, due 10/10/32	654,093
1,068,478	FHLMC, 5.89%, due 01/01/37†	1,082,308
82,594	FHLMC, 5.50%, due 05/01/35	81,837
84,340	FHLMC, 5.50%, due 10/01/35	83,568
79,237	FHLMC, 5.00%, due 07/01/20	78,202
143,648	FHLMC, 5.00%, due 08/01/20	141,771
394,332	FHLMC, 5.00%, due 05/01/36	381,228
268,107	FHLMC, 4.50%, due 05/01/18	260,435
159,745	FHLMC, 4.50%, due 03/01/20	154,728
160,500	FHLMC, 4.50%, due 08/01/20	155,638
1,200,000	FHLMC, 4.50%, due 04/01/22	1,161,750
932,811	FHLMC, 4.50%, due 04/01/35	881,309
98,431	FHLMC, 4.50%, due 05/01/36	92,599
3,000,000	FHLMC TBA, 6.00%, due 05/01/37†††	3,023,436
10,000,000	FHLMC TBA, 5.50%, due 05/01/37†††	9,893,750
1,100,000	FHLMC TBA, 5.00%, due 04/01/22†††	1,084,875
3,600,000	FHLMC TBA, 5.00%, due 04/01/37†††	3,479,623
180,000	FHLMC, Series 2531, Class HN, 5.00%, due 12/15/17	178,278
78,840	FHLMC, Series 2630, Class FJ, 5.67%, due 06/15/18†	79,020
151,018	FHLMC, Series 2927, Class BA, 5.50%, due 10/15/33	152,329
121,701	FHLMC, Series 2996, Class MK, 5.50%, due 06/15/35	122,915
936,695	FHLMC, Series 3137, Class XP, 6.00%, due 04/15/36	959,931
783,282	FHLMC, Series 3138, Class PA, 5.50%, due 02/15/27	786,312
984,288	FHLMC, Series 3153, Class NB, 5.50%, due 02/15/27	988,698
593,930	FHLMC, Series 3165, Class NA, 5.50%, due 02/15/26	596,292
2,448,124	FHLMC, Series 3200, Class AD, 5.50%, due 05/15/29	2,454,678
1,094,581	FHLMC, Series 3210, Class PA, 6.00%, due 03/15/29	1,105,598
1,515,270	FHLMC, Series 3242, Class QA, 5.50%, due 03/15/30	1,522,971
1,030,000	First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class IA5, 6.00%, due 05/25/36	1,042,889

                                                             See accompanying notes to the financial statements.                                                         87

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Mortgage Backed Securities — continued
422,103	First Union - Chase Commercial Mortgage, Series 1999-C2, Class A-2, 6.65%, due 06/15/31	431,377
750,000	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, due 01/12/43	787,757
906,617	FNMA, 6.50%, due 06/01/36	925,147
962,579	FNMA, 6.50%, due 09/01/36	982,252
273,058	FNMA, 6.00%, due 02/01/34	276,404
314,739	FNMA, 6.00%, due 08/01/34	318,596
81,887	FNMA, 6.00%, due 10/01/35	82,577
1,861,309	FNMA, 6.00%, due 05/01/36	1,875,726
975,568	FNMA, 6.00%, due 08/01/36	983,124
1,457,962	FNMA, 6.00%, due 09/01/36	1,469,255
1,000,100	FNMA, 6.00%, due 11/01/36	1,007,846
1,067,449	FNMA, 5.86%, due 06/01/36†	1,077,526
503,770	FNMA, 5.50%, due 10/01/18	506,224
621,650	FNMA, 5.50%, due 12/01/18	624,679
72,863	FNMA, 5.50%, due 09/01/19	73,162
1,838,689	FNMA, 5.50%, due 06/01/20	1,847,646
455,926	FNMA, 5.50%, due 03/01/21	457,227
100,346	FNMA, 5.50%, due 05/25/27	100,410
1,079,158	FNMA, 5.50%, due 07/01/33	1,070,652
363,089	FNMA, 5.50%, due 02/01/34	360,227
1,163,463	FNMA, 5.50%, due 11/01/34	1,153,618
1,038,721	FNMA, 5.50%, due 02/01/35	1,030,667
1,115,204	FNMA, 5.50%, due 12/01/35	1,105,767
411,038	FNMA, 5.04%, due 09/01/35†	408,736
120,368	FNMA, 5.00%, due 01/01/18	119,112
925,702	FNMA, 5.00%, due 07/01/35	895,561
741,887	FNMA, 5.00%, due 09/01/35	717,731
888,380	FNMA, 5.00%, due 11/01/35	859,454
1,877,512	FNMA, 5.00%, due 12/01/35	1,816,378
8,298,050	FNMA, 5.00%, due 03/01/36	8,027,860
43,446	FNMA, 4.50%, due 08/01/20	42,131
951,335	FNMA, 4.50%, due 09/01/20	921,366
916,485	FNMA, 4.00%, due 06/01/19	866,587
5,900,000	FNMA TBA, 6.50%, due 04/01/37†††	6,019,841
10,200,000	FNMA TBA, 6.00%, due 04/01/22†††	10,368,932
10,800,000	FNMA TBA, 6.00%, due 04/01/37†††	10,881,000
3,300,000	FNMA TBA, 6.00%, due 05/01/37†††	3,323,720
16,900,000	FNMA TBA, 5.50%, due 04/01/22†††	16,942,250
20,500,000	FNMA TBA, 5.50%, due 04/01/37†††	20,288,604
4,000,000	FNMA TBA, 5.50%, due 05/01/37†††	3,957,500
14,900,000	FNMA TBA, 5.00%, due 04/01/22†††	14,695,125
20,400,000	FNMA TBA, 5.00%, due 04/01/37†††	19,711,500
8,000,000	FNMA TBA, 5.00%, due 05/01/37†††	7,730,000
1,000,000	FNMA TBA, 4.50%, due 04/01/22†††	968,125

88                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Mortgage Backed Securities — continued
361,621	FNMA, Series 2005-70, Class KB, 5.50%, due 05/25/35	364,472
97,906	FNMA, Series 2002-T6, Class A1, 3.31%, due 02/25/32	90,742
173,131	FNMA, Series 2004-101, Class AR, 5.50%, due 01/25/35	174,552
143,514	FNMA, Series 2004-99, Class AO, 5.50%, due 01/25/34	144,174
130,982	FNMA, Series 2005-51, Class TA, 5.50%, due 12/25/33	131,627
1,765,036	FNMA, Series 2005-63, Class PA, 5.50%, due 10/25/24	1,765,014
243,328	FNMA, Series 2005-70, Class GA, 5.50%, due 12/25/34	244,722
178,024	FNMA, Series 2005-80, Class PB, 5.50%, due 04/25/30	178,612
340,000	FNMA, Series 2005-84, Class MB, 5.75%, due 10/25/35	345,410
740,000	FNMA, Series 2005-84, Class XM, 5.75%, due 10/25/35	751,567
768,429	FNMA, Series 2006-46, Class UE, 5.50%, due 10/25/30	770,757
774,146	FNMA, Series 2006-63, Class QB, 5.50%, due 09/25/27	775,968
742,212	FNMA, Series 2006-65, Class HA, 5.50%, due 02/25/29	744,460
752,628	FNMA, Series 2006-65, Class TA, 5.50%, due 01/25/30	755,344
745,000	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, due 08/11/36	751,752
775,997	GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-2, 6.18%, due 05/15/33	786,026
419,862	GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.72%, due 03/15/33	442,723
144,772	GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2, 7.46%, due 08/16/33	153,164
140,000	GMAC Commercial Mortgage Securities., Inc., Series 2000-C3, Class A2, 6.96%, due 09/15/35	147,855
1,425,728	GNMA, 5.50%, due 02/15/35	1,419,209
569,584	GNMA, 5.00%, due 08/15/33	555,325
458,072	GNMA, 5.00%, due 05/15/34	446,351
58,036	GNMA, 5.00%, due 12/15/34	56,551
626,131	GNMA, 5.00%, due 04/15/35	609,781
609,049	GNMA, 5.00%, due 06/15/35	593,145
790,857	GNMA, 5.00%, due 09/15/35	770,206
310,735	GNMA, 5.00%, due 11/15/35	302,621
322,931	GNMA, 5.00%, due 12/15/35	314,499
300,000	GNMA TBA, 5.50%, due 04/01/37†††	298,406
220,293	GNMA, Series 2004-65, Class VA, 6.00%, due 06/20/15	225,017
652,012	GS Mortgage Securities Corp. II, Series 1998-C1, Class A3, 6.14%, due 10/18/30	657,091
225,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, due 07/10/39	216,686
623,859	GSAMP Trust, Series 2006-S4, Class A1, 5.41%, due 05/25/36†	624,272
137,415	Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 5.63%, due 11/19/35†	137,882
218,562	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 5.66%, due 06/20/35†	219,389
1,227,265	Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, 5.49%, due 12/19/36†	1,228,874
1,446,222	Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1, 5.64%, due 03/25/36†	1,451,826
126,833	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, due 09/25/35†	123,624

                                                             See accompanying notes to the financial statements.                                                         89

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Mortgage Backed Securities — continued
950,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3 Class A3, 6.47%, due 11/15/35	998,618
170,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIC2, Class A3, 6.43%, due 04/15/35	177,914
750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2, 5.16%, due 10/12/37	749,110
190,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A5, 4.65%, due 01/12/37	185,698
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4, 4.92%, due 10/15/42†	291,597
1,070,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.81%, due 06/12/43†	1,104,579
1,166,748	JP Morgan Mortgage Trust, Series 2006-A2, Class 4A1, 3.89%, due 08/25/34†	1,151,791
1,150,000	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, due 05/15/25	1,226,803
1,041,829	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, due 08/15/26	1,102,044
1,151,354	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A1A, 4.48%, due 10/15/29	1,119,342
780,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, due 09/15/39	780,352
1,040,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.30%, due 11/15/38	1,047,059
157,859	Lehman XS Trust, Series 2005-5N, Class 1A1, 5.62%, due 11/25/35†	158,361
286,863	Lehman XS Trust, Series 2005-7N, Class 1A1B, 5.62%, due 12/25/35†	287,999
564,033	Lehman XS Trust, Series 2006-2N, Class 1A1, 5.58%, due 02/25/46†	565,780
370,939	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 4.85%, due 01/25/36†	368,938
281,768	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 144A, 5.67%, due 05/25/35†	282,943
520,000	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, 5.24%, due 11/12/37†	519,399
330,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.66%, due 05/12/39†	339,076
800,000	Morgan Stanley Capital I, Series 1999-LIFE, Class A2, 7.11%, due 04/15/33	830,160
2,330,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, due 12/15/43	2,320,205
247,681	Morgan Stanley Dean Witter Capital I, Series 2000-LIFE2, Class A2, 7.20%, due 10/15/33	259,602
750,000	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.66%, due 02/15/33	784,441
746,879	Nationslink Funding Corp., Series 1998-2, Class A2, 6.48%, due 08/20/30	754,209
206,955	Nationslink Funding Corp., Series 1999-1, Class A2, 6.32%, due 01/20/31	209,515
801,394	Nationslink Funding Corp., Series 1999-2, Class A2C, 7.23%, due 06/20/31	816,102
35,605	New Century Home Equity Loan Trust, Series 2005-B, Class A2A, 5.44%, due 10/25/35†	35,620
957,432	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 5.51%, due 09/25/46†	958,613
875,277	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 144A, 5.50%, due 05/25/35****	875,119
419,505	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 144A, 6.00%, due 05/25/35****	424,900
2,124,582	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 144A, 5.50%, due 05/25/35****	2,117,167
194,628	Residential Accredit Loans, Inc., Series 2005-QQ3, Class A1, 5.72%, due 10/25/45†	195,308
1,521,798	Residential Accredit Loans, Inc., Series 2006-Q08, Class 1A1, 5.41%, due 10/25/46†	1,523,091

90                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
541,111	Salomon Brothers Mortgage Securities VII, Series 1999-C1, Class A2, 7.09%, due 05/18/32†	553,475
600,000	Salomon Brothers Mortgage Securities VII, Series 2000-C1, Class A2, 7.52%, due 12/18/09	630,228
765,000	Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A3, 4.87%, due 03/18/36	755,842
197,782	Small Business Administration, Series 2004-P10A, Class 1, 4.50%, due 02/10/14	192,300
528,108	Structured Asset Securities Corp., Series 2005-10, Class 3A5, 5.00%, due 12/25/34	525,756
317,646	TERRA, Series 2006-1, 144A, 5.45%, due 06/15/17†	317,646
1,210,123	Thornburg Mortgage Securities Trust, Series 2006-3, Class A2, 5.43%, due 06/25/36†	1,209,021
1,193,150	Thornburg Mortgage Securities Trust, Series 2006-3, Class A3, 5.43%, due 06/25/36†	1,191,796
1,065,000	TIAA Retail Commercial Trust, Series 2001-C1, Class A4, 144A, 6.68%, due 06/19/31	1,096,945
985,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, 5.11%, due 07/15/42†	980,607
1,350,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5, 5.77%, due 05/15/43†	1,394,204
685,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.77%, due 07/15/45†	703,782
1,275,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, due 11/15/48	1,265,741
374,985	Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A1, 144A, 4.24%, due 05/25/36	370,647
267,075	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 5.61%, due 10/25/45†	267,624
256,063	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 5.58%, due 11/25/45†	257,005
256,063	Washington Mutual, Inc., Series 2005-AR15, Class A1A2, 5.60%, due 11/25/45†	257,078
631,288	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, 5.59%, due 12/25/45†	633,484
315,644	Washington Mutual, Inc., Series 2005-AR17, Class A1A2, 5.61%, due 12/25/45†	317,075
430,860	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 5.59%, due 12/25/45†	432,398
538,575	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 5.61%, due 12/25/45†	540,631
130,341	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 5.61%, due 07/25/45†	130,608
631,192	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 5.66%, due 11/25/36†	635,562
1,564,724	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 5.62%, due 12/25/36†	1,569,002
678,736	Washington Mutual, Inc., Series 2006-AR20, Class 1A1, 5.96%, due 09/25/36†	687,838
974,506	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.45%, due 08/25/36†	974,127
		271,714,799
	Sovereign Debt Obligations — 1.0%
750,000	Argentine Republic, 5.48%, due 08/03/12	539,813
191,705	Canadian Government, 4.00%, due 12/01/31	240,285
586,000	Republic of Brazil, 11.00%, due 08/17/40**	791,247
34,000	Republic of Colombia, 11.75%, due 02/25/20	50,150
100,000	Republic of Colombia, 7.38%, due 09/18/37	109,100
67,000,000	Republic of Finland, 0.30%, due 10/18/07	565,979
70,000	Republic of Panama, 7.13%, due 01/29/26	75,950
12,000	Republic of Panama, 6.70%, due 01/26/36**	12,516
700,000	Russian Federation, Reg S, 5.00%, due 03/31/30††	796,126

                                                             See accompanying notes to the financial statements.                                                         91

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Sovereign Debt Obligations — continued
1,034,000	United Mexican States, 6.75%, due 09/27/34	1,130,162
226,000	United Mexican States, 5.63%, due 01/15/17	228,373
		4,539,701
	U.S. Government and Agency Obligations — 19.2%
390,000	Federal Home Loan Bank, 5.40%, due 01/02/09	390,052
600,000	Federal Home Loan Bank, 4.88%, due 11/18/11	601,279
780,000	Federal Home Loan Bank, 4.38%, due 09/17/10	769,688
725,000	Federal Home Loan Bank, 3.63%, due 10/19/07	718,833
440,000	FHLMC, 6.88%, due 09/15/10	468,945
420,000	FHLMC, 6.00%, due 06/15/11	438,664
1,591,122	FHLMC, 5.99%, due 01/01/37†	1,608,770
240,000	FHLMC, 5.63%, due 11/23/35	236,286
947,096	FHLMC, 5.54%, due 04/01/36†	947,920
697,045	FHLMC, 4.76%, due 09/01/35†	686,838
400,000	FHLMC, 4.75%, due 11/03/09	399,357
400,000	FNMA, 7.25%, due 01/15/10	425,348
500,000	FNMA, 7.13%, due 06/15/10	534,490
200,000	FNMA, 6.34%, due 10/16/07	201,161
600,000	FNMA, 6.00%, due 05/15/11**	626,186
1,815,497	FNMA, 6.00%, due 04/01/21	1,848,724
90,000	FNMA, 5.40%, due 04/13/09	90,001
780,000	FNMA, 5.13%, due 04/15/11	788,734
497,179	FNMA, 4.19%, due 12/01/34†	492,713
565,000	FNMA, 4.00%, due 01/26/09	556,502
1,275,000	FNMA, 3.74%, due 02/24/09	1,249,208
3,550,000	U.S. Treasury Bond, 6.25%, due 08/15/23**	4,076,678
4,760,000	U.S. Treasury Bond, 4.75%, due 02/15/37**	4,687,115
787,772	U.S. Treasury Bond, 2.38%, due 01/15/27	794,511
1,354,155	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29††††	1,719,354
2,001,984	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28††††	2,437,496
1,139,730	U.S. Treasury Inflation Indexed Bond, 3.38%, due 01/15/12††††	1,209,494
1,463,066	U.S. Treasury Inflation Indexed Bond, 2.50%, due 07/15/16††††	1,501,758
1,825,084	U.S. Treasury Inflation Indexed Bond, 2.38%, due 04/15/11††††	1,849,396
1,600,835	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26††††	1,521,920
2,153,711	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15††††	2,106,010
320,478	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10	309,975
16,020,000	U.S. Treasury Note, 6.00%, due 08/15/09	16,525,014
6,110,000	U.S. Treasury Note, 5.13%, due 05/15/16	6,319,316
2,810,000	U.S. Treasury Note, 4.88%, due 08/15/16**	2,855,443
600,000	U.S. Treasury Note, 4.75%, due 01/31/12	605,414
2,330,000	U.S. Treasury Note, 4.63%, due 03/31/09	2,327,090
3,600,000	U.S. Treasury Note, 4.63%, due 11/15/09**	3,606,610
70,000	U.S. Treasury Note, 4.63%, due 11/15/16**	69,817
11,555,000	U.S. Treasury Note, 4.63%, due 02/15/17**	11,535,149
2,000,000	U.S. Treasury Note, 4.50%, due 02/15/09	1,995,314

92                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	U.S. Government and Agency Obligations — continued
5,720,000	U.S. Treasury Note, 4.50%, due 02/15/36**	5,394,681
500,000	U.S. Treasury Note, 3.88%, due 09/15/10**	489,825
1,175,000	U.S. Treasury STRIPS, 0.00%, due 11/15/21‡	569,987
2,785,000	U.S. Treasury STRIPS, 0.00%, due 11/15/27‡	1,010,025
		89,597,091
	TOTAL DEBT OBLIGATIONS (COST $524,165,389)	524,540,543

Number
of Contracts	Description	Value ($)
	PUT OPTIONS PURCHASED — 0.0%
	Future Options — 0.0%
22,000	U.S. Treasury Note 10 Year Futures, Strike Price $105, expires 05/25/2007	688
	TOTAL PUT OPTIONS PURCHASED (COST $9,687)	688

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 8.1%
	Repurchase Agreements — 1.2%
2,965,337	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 4.875%, with a maturity date of 01/31/09, valued at $3,024,653. Repurchase proceeds are $2,966,679.), 5.43%, due 04/02/07***	2,965,337
2,471,115	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligation, with a rate of 0.00%, with a maturity date of 03/20/08, valued at $2,520,558. Repurchase proceeds are $2,472,233.), 5.43%, due 04/02/07***	2,471,115
		5,436,452
	Certificates of Deposit — 2.2%
494,223	Bank of America Corp., 5.31%, due 05/17/07***	494,223
494,223	Barclays, 5.31%, due 04/09/07***	494,223
494,223	Barclays, 5.31%, due 04/02/07***	494,223
494,223	BNP Paribas, 5.42%, due 04/02/07***	494,223
296,534	Calyon, 5.31%, due 05/24/07***	296,534
494,223	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	494,223
494,223	Citigroup Corp., 5.31%, due 05/04/07***	494,223
494,223	Erste Bank, 5.28%, due 04/04/07***	494,223
494,223	Fortis Bank, 5.27%, due 04/12/07***	494,223
494,223	Fortis Bank, 5.30%, due 06/25/07***	494,223
494,223	Lloyds TSB Bank, 5.27%, due 04/05/07***	494,223
296,534	Lloyds TSB Bank, 5.28%, due 04/27/07***	296,534
494,223	Rabobank Nederland, 5.27%, due 04/10/07***	494,223

                                                             See accompanying notes to the financial statements.                                                         93

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	Certificates of Deposit — continued
494,223	Rabobank Nederland, 5.40%, due 04/02/07***	494,223
494,223	Regions Bank, 5.30%, due 04/23/07***	494,223
988,446	Royal Bank of Canada, 5.39%, due 04/02/07***	988,446
494,223	Royal Bank of Scotland, 5.30%, due 05/08/07***	494,223
781,055	Svenska Handelsbanken, 5.38%, due 04/02/07***	781,055
494,223	Toronto Dominion Bank, 5.27%, due 04/27/07***	494,223
494,223	UBS AG, 5.29%, due 04/06/07***	494,223
		10,270,137
	Commercial Paper — 0.0%
150,000	AT&T, Inc., 144A, 4.21%, due 06/05/07	149,677
	U.S. Government and Agency Obligations — 4.7%
21,500,000	Federal Home Loan Bank, 5.00%, due 04/02/07	21,497,014
265,000	FNMA, 5.00%, due 06/25/07(a)	260,719
60,000	FNMA, 5.09%, due 06/25/07(a)	59,279
65,000	FNMA, 5.24%, due 06/25/07(a)	64,196
		21,881,208
	TOTAL SHORT-TERM INVESTMENTS (COST $37,737,474)	37,737,474
	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 120.7%
	(Cost $561,912,550)	562,278,705

Par Value ($)	Description	Value ($)
	TBA SALE COMMITMENTS — (1.9%)
	TBA Sale Commitments — (1.9%)
4,000,000	FNMA TBA, 6.00%, due 04/12/37	(4,030,000)
5,000,000	FNMA TBA, 5.50%, due 04/12/37	(4,948,440)
		(8,978,440)
	TOTAL TBA SALE COMMITMENTS (PROCEEDS $9,022,924)	(8,978,440)
	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 118.8%
	(Cost $552,889,626)	553,300,265
	Other Assets and Liabilities (net) — (18.8%)	(87,387,352)
	TOTAL NET ASSETS — 100.0%	$465,912,913
	Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $22,515,926 or 4.8% of net assets.

94                                                         See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
PIK - Payment In Kind
REIT - Real Estate Investment Trust
TBA - To Be Announced
(a)	All or a portion of security held as collateral for open futures contracts.
**	All or a portion of this security is out on loan.
***	Represents an investment of securities lending collateral.
****	Securities valued at fair value.
†	Floating rate note. Rate shown is as of March 31, 2007.
††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
†††	When-issued security.
††††	Indexed security in which price and/or coupon is linked to the prices of a specific financial instrument or financial statistic.
‡	Zero coupon bond.

                                                             See accompanying notes to the financial statements.                                                         95

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
March 31, 2007

A summary of outstanding financial instruments at March 31, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Depreciation
Sales
5/09/07	CAD	287,932	$249,853	$(5,515)
4/18/07	EUR	1,248,097	1,662,403	(32,097)
				$(37,612)

Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro

Futures Contracts

				Net Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)
Buys
114	Australian Treasury Bond 3 Yr.	June 2007	$9,174,648	$(56,420)
23	Euro 90 Day	June 2007	5,447,262	(13,703)
211	Euro 90 Day	September 2007	50,072,937	(21,418)
77	Euro 90 Day	March 2008	18,340,438	33,240
63	Euro-bund	June 2007	9,637,473	(101,298)
27	GBP Libor 90 Day	June 2007	6,237,608	(10,335)
95	U.S. Long Bond	June 2007	10,568,750	(192,505)
15	U.S. Treasury Note 10 Yr.	June 2007	1,621,875	(6,127)
19	U.S. Treasury Note 2 Yr.	June 2007	3,892,922	12,655
275	U.S. Treasury Note 5 Yr.	June 2007	29,094,141	83,376
				$(272,535)
Sales
170	U.S. Treasury Note 10 Yr.	June 2007	$18,381,250	$37,166
23	U.S. Long Bond	June 2007	2,558,750	20,244
				$57,410

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
March 31, 2007

Written Options

	Number of	Premium	Value at
Type of Contract	Contracts	Received	March 31, 2007
CALL — EURO 1-YEAR MID — CURVE FUTURES	17	$(4,802)	$(2,444)
Strike @ $94.750
Expires 6/18/2007
CALL — EURO 1-YEAR MID — CURVE FUTURES	16	(5,520)	(2,900)
Strike @ $95.250
Expires 9/17/2007
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	14	(4,305)	(1,094)
Strike @ $111.000
Expires 5/25/2007
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	14	(4,524)	(1,531)
Strike @ $106.000
Expires 5/25/2007
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	10	(5,012)	(7,969)
Strike @ $108.000
Expires 5/25/2007
CALL — U.S. TREASURY BOND FUTURES	40	(12,613)	(6,250)
Strike @ $115.000
Expires 5/25/2007
CALL — U.S. TREASURY BOND FUTURES	17	(12,399)	(8,234)
Strike @ $113.000
Expires 5/25/2007
PUT — EURO 1-YEAR MID — CURVE FUTURES	17	(2,040)	(3,081)
Strike @ $94.750
Expires 6/18/2007
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	33	(16,851)	(21,656)
Strike @ $108.000
Expires 5/25/2007
PUT — U.S. TREASURY BOND FUTURES	40	(11,988)	(13,750)
Strike @ $109.000
Expires 5/25/2007
TOTAL		$(80,054)	$(68,909)

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments — (Continued)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	112.6
Short-Term Investments	8.1
Put Options Purchased	0.0
Call Options Purchased	(1.9)
Other Assets and Liabilities (net)	(18.8)
100.0%

98                                                         See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 90.5%
	Municipal Obligations — 2.4%
83,900	California Statewide Communities Development Authority, (Butte County Workers), 3.59%, due 05/01/08	83,393
435,000	Chicago, IL, (Pilsen Redevelopment), 4.35%, due 06/01/13	426,187
70,000	Country Club Hills, IL, 3.80%, due 12/01/12	67,976
105,000	Douglas County, OR, School District No. 12, 5.05%, due 06/15/12	104,961
120,000	Erie County, NY, 4.93%, due 11/01/09	120,024
250,000	Gainesville, FL, 4.46%, due 10/01/10	246,193
70,000	Jefferson County, AL, Economic & Industrial Development Authority, Series B, 3.55%, due 03/01/09	68,209
15,000	McHenry County, IL, Community Unit School District No 12 Johnsburg, 5.00%, due 12/01/07	14,970
15,000	McHenry County, IL, Community Unit School District No 12 Johnsburg, 5.00%, due 12/01/10	14,979
150,000	Mission, KS, 5.50%, due 06/01/08	150,072
25,000	New Orleans, LA, Finance Authority, 5.80%, due 07/15/21†	25,000
15,000	Ohio Housing Finance Agency, 7.90%, due 10/01/14	15,187
80,000	Portland, OR, 7.29%, due 06/15/12	85,854
		1,423,005
	Asset Backed Securities — 13.3%
165,000	AmeriCredit Automobile Receivables Trust, Series 2007-AX, Class A2, 5.29%, due 11/06/10	165,194
78,661	Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 5.38%, due 11/25/36†	78,714
478,617	Bayview Financial Acquisition Trust, Series 2006-C, Class 1A1, 6.04%, due 11/28/36	478,917
570,166	Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1, 5.37%, due 10/25/36†	570,433
900,062	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A1, 5.39%, due 02/25/36†	900,743
35,017	Centex Home Equity, Series 1999-2, Class A6, 6.60%, due 06/25/30	34,910
73,000	Centex Home Equity, Series 2005-C, Class AF3, 4.33%, due 06/25/35††	72,415
353,435	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A3, 3.34%, due 05/25/26	349,350
739,084	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A1, 5.37%, due 11/25/36†	739,544
114,010	Countrywide Asset-Backed Certificates, Series 2005-7, Class AF2, 4.37%, due 11/25/35†	113,136
255,003	Countrywide Asset-Backed Certificates, Series 2007-S1, Class A1B, 5.89%, due 11/25/36†	254,829
575,000	Equity One ABS, Inc., Series 2004-2, Class M1, 5.19%, due 07/25/34††	569,323
300,000	Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2, 3.76%, due 12/17/12	293,982
82,963	HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A1F, 5.79%, due 03/20/36	82,899
150,000	Household Automotive Trust, Series 2006-3, Class A2, 5.38%, due 12/17/09	150,214
523,921	JP Morgan Mortgage Acquisition Corp. Series 2007-CH1, Class AF1B, 5.94%, due 11/25/36	524,160

                                                             See accompanying notes to the financial statements.                                                         99

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Asset Backed Securities — continued
3,814	Merrill Lynch Mortgage Investors NIM Trust, Series 2005-NC1, Class N1, 144A, 5.00%, due 10/25/35	3,799
7,548	Navistar Financial Corp. Owner Trust, Series 2004-A, Class A3, 2.01%, due 08/15/08	7,541
82,752	Navistar Financial Corp. Owner Trust, Series 2004-B, Class A3, 3.13%, due 05/15/09	82,092
94,798	Renaissance Home Equity Loan Trust, Series 2005-3, Class AF2, 4.72%, due 11/25/35††	94,351
100,221	Renaissance Home Equity Loan Trust, Series 2006-3, Class AF1, 5.92%, due 11/25/36	100,083
70,000	Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, due 11/25/36	70,046
61,628	Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.55%, due 01/25/37††	61,477
47,347	Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI5, 4.99%, due 03/25/31	47,134
182,387	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A4, 4.04%, due 12/25/30	181,366
175,000	Residential Asset Mortgage Products, Inc., Series 2004-RZ2, Class AI4, 5.35%, due 02/25/33†	174,631
40,953	Residential Asset Securities Corp., Series 2004-KS9, Class A13, 3.79%, due 08/25/29†	40,533
140,000	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A3, 4.46%, due 05/25/35	138,634
107,126	Residential Funding Mortgage Securities II, Inc., Series 2006-HI4, Class A1, 5.42%, due 09/25/36†	107,193
581,853	Residential Funding Mortgage Securities II, Inc., Series 2006-HSA1, Class A1, 5.43%, due 02/25/36†	582,186
91,813	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 144A, 6.00%, due 01/25/36	91,702
165,000	Terwin Mortgage Trust, Series 2005-14HE, Class AF2, 4.85%, due 08/25/36††	163,479
446,817	Wells Fargo Home Equity Trust, Series 2006-2, Class A1, 5.39%, due 07/25/36†	447,037
		7,772,047
	Corporate Debt — 9.4%
85,000	Ameren Corp., Senior Note, 4.26%, due 05/15/07	84,821
202,000	American General Finance, (MTN), 4.63%, due 09/01/10	198,347
105,000	Ameritech Capital Funding, 6.25%, due 05/18/09	106,559
100,000	Arizona Public Service Co., 6.50%, due 03/01/12	104,314
65,000	Banco Mercantil del Norte SA, 144A, 6.14%, due 10/13/16†	65,823
298,000	Brown-Forman Corp., 5.20%, due 04/01/12	297,159
50,000	Citizens Property Insurance Corp., Senior Note, 144A, 6.85%, due 08/25/07	50,272
100,000	Cleveland Electric Illuminating Co. (The), Secured Note, 7.43%, due 11/01/09	105,198
103,000	Comcast Corp., 5.50%, due 03/15/11	104,218
65,000	Commonwealth Edison Co., 6.15%, due 03/15/12	64,822
70,000	Commonwealth Edison Co., 3.70%, due 02/01/08	68,722
260,000	Consumers Energy Co., 4.00%, due 05/15/10	251,059
26,000	DaimlerChrysler NA Holding Corp., Series E, (MTN), 5.89%, due 10/31/08†	26,146
215,000	Dominion Resources, Inc., Subordinated Note, 6.30%, due 09/30/66†	219,244
205,000	DTE Energy Co., Senior Note, 6.65%, due 04/15/09	210,761
75,000	Entergy Gulf States, 5.12%, due 08/01/10	73,949

100                                                       See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Corporate Debt — continued
85,000	Enterprise Products Operating, LP, 4.95%, due 06/01/10	84,328
230,000	Enterprise Products Operating, LP, Senior Note, 7.50%, due 02/01/11	246,861
166,000	General Electric Capital Corp., (MTN), 5.50%, due 11/15/11	166,858
1,010,000	Goldman Sachs Group, Inc., (The), Senior Note, 5.30%, due 02/14/12	1,011,365
70,000	Mizuho Financial Group Cayman, Ltd., 8.38%, due 12/31/49	74,011
79,000	Old Dominion Electric Cooperative, Series A, 6.25%, due 06/01/11	82,314
35,000	Royal Bank of Scotland Group PLC, 9.12%, due 03/31/49	38,706
146,550	Sempra Energy, Senior Note, 4.62%, due 05/17/07	146,393
121,000	Sovereign Bancorp, Inc., Senior Note, 4.80%, due 09/01/10	119,079
360,000	SunTrust Preferred Capital I, 5.85%, due 06/15/49†	365,408
89,000	Telecom Italia Capital SA, Guaranteed Senior Note, 6.20%, due 07/18/11	91,431
100,000	Telecom Italia Capital SA, Guaranteed Senior Note, 4.88%, due 10/01/10	98,508
135,000	Viacom, Inc., Senior Note, 5.75%, due 04/30/11	136,976
105,000	Wachovia Capital Trust III, Secured Note, 5.80%, due 03/15/42†	106,345
405,000	Wachovia Corp., Senior Note, 5.30%, due 10/15/11	407,738
95,000	Woori Bank, 144A, 6.13%, due 05/03/16†	97,421
203,000	Xstrata Finance Canada, 144A, 5.50%, due 11/16/11	204,119
		5,509,275
	Mortgage Backed Securities — 18.3%
63,144	ABN Amro Mortgage Corp., Series 2003-4, Class A5, 4.75%, due 03/25/33	62,629
85,000	American Home Mortgage Investment Trust, Series 2005-2, Class A5, 5.08%, due 09/25/35††	84,054
98,355	Banc of America Funding Corp., Series 2006-E, Class 2A1, 5.86%, due 06/20/36†	99,175
108,995	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class 1A1, 4.63%, due 02/25/36†	107,116
68,806	Cendant Mortgage Corp., Series 2003-1, Class A5, 5.50%, due 02/25/33	68,782
80,056	Cendant Mortgage Corp., Series 2003-9, Class 1A1, 5.25%, due 11/25/33	79,738
33,778	Chase Mortgage Finance Corp., Series 2004-S3, Class 2A1, 5.25%, due 03/25/34	33,547
186,363	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class IA2, 5.55%, due 03/25/36†	186,566
47,596	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	47,494
19,364	Countrywide Alternative Loan Trust, Series 2003-6T2, Class A2, 5.00%, due 06/25/33	19,279
59,879	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, due 03/25/34	58,854
50,121	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-19, Class A2, 5.25%, due 10/25/34	49,871
251,268	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, 5.89%, due 02/25/37††	251,350
57,141	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB1, Class A1A, 5.43%, due 02/25/36†	56,964
100,994	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A, 6.01%, due 06/25/08†	101,188
585,000	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class C, 6.86%, due 06/15/31	590,857

                                                             See accompanying notes to the financial statements.                                                       101

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Mortgage Backed Securities — continued
42,299	DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class A1B, 144A, 6.82%, due 10/15/30	42,366
32,818	FHLMC, Series 2612, Class LJ, 4.00%, due 07/15/22	32,597
150,839	FHLMC, Series 2672, Class HA, 4.00%, due 09/15/16	146,902
135,000	FHLMC, Series 2687, Class PD, 5.50%, due 11/15/26	135,610
225,000	FHLMC, Series 2706, Class EM, 4.50%, due 09/15/20	221,678
524,063	FHLMC, Series 2861, Class HR, 4.00%, due 08/15/23	515,953
475,594	FHLMC, Series 2893, Class PA, 4.00%, due 04/15/25	467,958
115,000	FHLMC, Series 2893, Class PB, 5.00%, due 12/15/27	114,229
414,496	FHLMC, Series 2939, Class HP, 5.00%, due 04/15/28	412,685
147,463	FHLMC, Series 2982, Class LC, 4.50%, due 01/15/25	145,750
450,000	FHLMC, Series 3144, Class PA, 5.50%, due 11/15/25	451,643
171,647	FHLMC, Series 3196, Class PA, 5.25%, due 08/15/11	171,385
45,436	First Horizon Asset Securities, Inc., Series 2002-7, Class 2A, 5.25%, due 12/25/17	45,125
155,000	First Horizon Asset Securities, Inc., Series 2007-AR1, Class 1A1, 5.87%, due 05/25/37†	156,169
200,000	First Union - Chase Commercial Mortgage, Series 1999-C2, Class D, 7.06%, due 06/15/31	207,213
82,744	FNMA, 6.50%, due 02/01/22	85,472
20,216	FNMA, Series 1998-M6, Class A2, 6.32%, due 08/15/08	20,402
49,073	FNMA, Series 2002-50, Class LA, 5.00%, due 12/25/29	48,921
27,695	FNMA, Series 2003-85, Class QV, 4.00%, due 03/25/24	27,492
69,342	GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A3, 6.87%, due 07/15/29	69,342
105,000	GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class D, 7.00%, due 07/15/29	105,424
380,000	GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class C, 6.81%, due 05/15/30	384,919
105,000	GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.97%, due 05/15/30	106,577
160,518	GMAC Mortgage Corp. Loan Trust, Series 2006-J1, Class A1, 5.75%, due 04/25/36	161,298
120,556	GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 6.04%, due 03/25/37†	121,836
139,083	Indymac INDA Mortgage Loan Trust, Series 2006-AR3, Class 1A1, 5.39%, due 12/25/36†	138,725
27,313	JP Morgan Mortgage Trust, Series 2004-S2, Class 2A7, 5.25%, due 11/25/34	27,169
290,000	JP Morgan Mortgage Trust, Series 2005-A3, Class 6A5, 4.91%, due 06/25/35†	287,165
155,000	JP Morgan Mortgage Trust, Series 2005-A5, Class 2A2, 5.16%, due 08/25/35†	154,729
155,000	JP Morgan Mortgage Trust, Series 2005-A8, Class 2A7, 4.95%, due 11/25/35†	153,554
100,000	Mortgage Capital Funding, Inc., Series 1997-MC2, Class E, 7.21%, due 11/20/27	100,345
45,000	Mortgage Capital Funding, Inc., Series 1997-MC2, Class F, 144A, 7.21%, due 11/20/27	45,298
440,000	Mortgage Capital Funding, Inc., Series 1998-MC1, Class B, 6.78%, due 03/18/30	443,731
65,000	Nationslink Funding Corp., Series 1999-2, Class F, 144A, 5.00%, due 06/20/31	64,497
562,727	Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, due 03/15/30	567,875
88,304	Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1, 5.50%, due 12/25/34	87,730

102                                                       See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
42,263	Residential Asset Securitization Trust, Series 2003-A15, Class 2A1, 5.25%, due 02/25/34	41,947
60,037	Residential Asset Securitization Trust, Series 2004-A1, Class A1, 5.25%, due 04/25/34	59,501
132,343	Residential Funding Mortgage Securities I, Series 2007-SA1, Class 2A2, 5.65%, due 02/25/37†	132,741
150,000	Sequoia Mortgage Trust, Series 2007-1, Class 2A1, 5.83%, due 04/20/47†	149,203
85,801	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A2, 5.15%, due 08/25/35†	85,117
94,364	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 9A1, 5.25%, due 09/25/35†	92,846
72,255	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 2A1, 5.63%, due 02/25/36†	72,555
1,179	Washington Mutual MSC Mortgage Pass-Through CTFS, Series 2002-MS9, Class 2A6, 5.25%, due 12/25/17	1,175
33,928	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, due 07/25/34	33,885
175,000	Washington Mutual, Inc., Series 2005-AR16, Class 1A3, 5.11%, due 12/25/35†	174,166
199,196	Washington Mutual, Inc., Series 2006-AR18, Class 1A1, 5.37%, due 01/25/37†	198,564
147,696	Washington Mutual, Inc., Series 2007-HY2, Class 1A1, 5.65%, due 12/25/36†	148,185
99,165	Washington Mutual, Inc., Series 2007-HY2, Class 3A1, 5.95%, due 09/25/36†	100,366
183,042	Washington Mutual, Inc., Series 2007-HY3, Class 4A1, 5.36%, due 03/25/37†	182,562
440,000	Washington Mutual, Inc., Series 2007-HY4, Class 1A1, 5.58%, due 04/25/37†	440,155
35,090	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A1, 4.75%, due 10/25/35	34,748
140,324	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1, 5.69%, due 10/25/36†	140,924
240,290	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1, 5.35%, due 10/25/36†	239,481
		10,695,349
	U.S. Government and Agency Obligations — 47.1%
9,388,000	U.S. Treasury Note, 4.63%, due 12/31/11	9,422,107
18,367,000	U.S. Treasury Note, 3.38%, due 02/15/08	18,128,100
		27,550,207
	TOTAL DEBT OBLIGATIONS (COST $52,952,175)	52,949,883

SHORT-TERM INVESTMENTS — 20.9%
Repurchase Agreements — 4.9%
1,572,258	Merrill Lynch & Co., Inc. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 4.88%, with a maturity date of 01/31/09, valued at $1,603,708. Repurchase proceeds are $1,572,969), 5.43%, due 04/02/07***	1,572,258

                                                             See accompanying notes to the financial statements.                                                       103

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

	Repurchase Agreements — continued
1,310,215	Morgan Stanley Dean Witter & Co. Repurchase Agreement (Dated 03/30/07. Collateralized by U.S. Government Agency Obligations, with a rate of 0.00%, with a maturity date 03/20/08, valued at $1,336,430. Repurchase proceeds are $1,310,808), 5.43%, due 04/02/07***	1,310,215
		2,882,473
	Municipal Obligations — 0.1%
65,000	Bartholomew Consolidated School Corp., IN, 5.45%, due 07/05/07	64,993
	Certificates of Deposit — 9.3%
262,042	Bank of America Corp., 5.31%, due 05/17/07***	262,042
262,042	Barclays, 5.31%, due 04/09/07***	262,042
262,042	Barclays, 5.31%, due 04/02/07***	262,042
262,042	BNP Paribas, 5.42%, due 04/02/07***	262,042
157,225	Calyon, 5.31%, due 05/24/07***	157,225
262,042	Canadian Imperial Bank of Commerce, 5.28%, due 04/30/07***	262,042
262,042	Citigroup Corp., 5.31%, due 05/04/07***	262,042
262,042	Erste Bank, 5.28%, due 04/04/07***	262,042
262,043	Fortis Bank, 5.27%, due 04/12/07***	262,043
262,043	Fortis Bank, 5.30%, due 06/25/07***	262,043
262,044	Lloyds TSB Bank, 5.27%, due 04/05/07***	262,044
157,227	Lloyds TSB Bank, 5.28%, due 04/27/07***	157,227
262,043	Rabobank Nederland, 5.27%, due 04/10/07***	262,043
262,044	Rabobank Nederland, 5.40%, due 04/02/07***	262,044
262,043	Regions Bank, 5.30%, due 04/23/07***	262,043
524,087	Royal Bank of Canada, 5.39%, due 04/02/07***	524,087
262,043	Royal Bank of Scotland, 5.30%, due 05/08/07***	262,043
414,126	Svenska Handelsbanken, 5.38%, due 04/02/07***	414,126
262,044	Toronto Dominion Bank, 5.27%, due 04/27/07***	262,044
262,044	UBS AG, 5.29%, due 04/06/07***	262,044
		5,445,350
	U.S. Government and Agency Obligations — 6.6%
3,960,000	U.S. Treasury Bill, 4.86%, due 09/27/07**	3,864,405
	TOTAL SHORT-TERM INVESTMENTS (COST $12,257,221)	12,257,221
	TOTAL INVESTMENTS — 111.4%
	(Cost $65,209,396)	65,207,104
	Other Assets and Liabilities (net) — (11.4%)	(6,698,155)
	TOTAL NET ASSETS — 100.0%	$58,508,949
	Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $665,297 or 1.1% of net assets.

	MTN - Medium Term Note

104                                                       See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2007

**	All or a portion of this security is out on loan.
***	Represents an investment of securities lending collateral.
†	Floating rate note. Rate shown is as of March 31, 2007.
††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

                                                             See accompanying notes to the financial statements.                                                       105

MGI US Short Maturity Fixed Income Fund
Schedule of Investments — (Continued)
March 31, 2007

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	90.5
Short-Term Investments	20.9
Other Assets and Liabilities (net)	(11.4)
100.0%

106                                                       See accompanying notes to the financial statements.

MGI Funds

Statements of Assets and Liabilities
March 31, 2007

	MGI US Large Cap	MGI US Large Cap	MGI US Small/Mid Cap	MGI US Small/Mid Cap
	Growth Equity Fund	Value Equity Fund	Growth Equity Fund	Value Equity Fund
Assets
Investments, at value (Note 2)(a)	$337,783,867	$329,428,798	$171,490,001	$141,468,402
Cash	2,355,271	4,606,994	1,040,076	446,549
Receivable for investments sold	1,617,891	1,606,856	853,533	819,699
Receivable for Fund shares sold	230,000	150,000	83,000	12,000
Dividend and Interest receivable	218,902	616,319	51,543	216,044
Receivable for expenses reimbursed by Advisor	32,395	40,250	21,471	20,697
Prepaid expenses	3,054	3,183	1,276	1,184
Total assets	342,241,380	336,452,400	173,540,900	142,984,575
Liabilities
Payable for investments purchased	1,617,891	1,825,847	1,022,345	742,648
Payable for Fund shares repurchased	—	32,000	21,205	122,000
Payable to affiliate for (Note 3):
Advisor fee	138,788	135,958	96,650	87,148
Trustees and Chief Compliance Officer fees	22,475	23,099	9,455	8,333
Obligation to return securities lending collateral	31,497,516	20,313,933	40,154,884	23,801,064
Accrued expenses	85,296	83,565	58,321	57,588
Total liabilities	33,361,966	22,414,402	41,362,860	24,818,781
Net assets	$308,879,414	$314,037,998	$132,178,040	$118,165,794
Net assets consist of:
Paid-in capital	303,483,102	283,611,971	122,107,856	107,057,605
Accumulated undistributed net investment income (loss)	450,891	1,316,158	8,740	229,623
Accumulated net realized gain (loss)	(7,263,317)	8,474,131	2,394,385	3,528,151
Net unrealized appreciation (depreciation)	12,208,738	20,635,738	7,667,059	7,350,415
Total net assets	$308,879,414	$314,037,998	$132,178,040	$118,165,794
Net assets attributable to:
Class Y-3 shares	$308,879,414	$314,037,998	$132,178,040	$118,165,794
Shares outstanding:
Class Y-3	29,295,325	26,691,520	11,340,062	10,434,588
Net asset value per share:
Class Y-3	$10.54	$11.77	$11.66	$11.32
(a) Investments at cost	$325,575,129	$308,793,060	$163,822,942	$134,117,987

                                                             See accompanying notes to the financial statements.                                                       107

MGI Funds

Statements of Assets and Liabilities
March 31, 2007

	MGI Non-US Core	MGI Core Opportunistic	MGI US Short Maturity
	Equity Fund	Fixed Income Fund	Fixed Income Fund
Assets
Investments, at value (Note 2)(a)	485,182,902	$562,278,705	$65,207,104
Cash	2,734,617	58,933,361	1,884,373
Foreign currency, at value (Note 2)(b)	729,046	7,935,068	—
Receivable for investments sold	8,765,516	23,946,031	415,267
Receivable for when-issued securities sold	—	57,213,950	—
Receivable for Fund shares sold	146,000	422,000	—
Dividend and interest receivable	1,692,126	2,755,429	370,822
Deferred offering cost	19,989	—	—
Receivable for open forward currency contracts (Note 2)	279,941	—	—
Cash collateral on deposit at broker(e)	664,001	—	—
Receivable for variation margin on futures contracts (Note 2)	757,143	—	—
Receivable for expenses reimbursed by Advisor	653	43,861	3,860
Securities lending income receivable	1,946	—	—
Prepaid expenses	2,596	5,093	454
Total assets	500,976,476	713,533,498	67,881,880
Liabilities
Payable for investments purchased	5,197,983	30,344,629	996,413
Payable for Fund shares repurchased	503,234	742,701	—
Payable for when-issued securities purchased	—	191,404,640	—
Payable to affiliate for (Note 3):
Advisor fee	300,505	135,929	6,667
Trustees and Chief Compliance Officer fees	38,794	31,832	1,692
Obligation to return securities lending collateral	19,100,041	15,706,589	8,327,823
Written options, at value(c)	—	68,909	—
TBA Sale Commitments(d)	—	8,978,440	—
Payable for open forward currency contracts (Note 2)	246,456	37,612	—
Payable for variation margin on open futures contracts (Note 2)	—	42,222	—
Accrued expenses	238,277	127,082	40,336
Total liabilities	25,625,290	247,620,585	9,372,931
Net assets	$475,351,186	$465,912,913	$58,508,949
Net assets consist of:
Paid-in capital	421,109,155	461,007,577	58,390,221
Accumulated undistributed net investment income (loss)	(56,895)	5,539,949	279,819
Accumulated net realized gain (loss)	3,865,022	(848,183)	(158,799)
Net unrealized appreciation (depreciation)	50,433,904	213,570	(2,292)
Total net assets	$475,351,186	$465,912,913	$58,508,949
Net assets attributable to:
Class Y-3 shares	$475,351,186	$465,912,913	$58,508,949
Shares outstanding:
Class Y-3	34,540,098	45,631,833	5,821,918
Net asset value per share:
Class Y-3	$13.76	$10.21	$10.05
(a) Investments at cost	$434,901,749	$561,912,550	$65,209,396
(b) Foreign currency at cost	$731,186	$7,892,649	—
(c) Premiums on written options	—	$80,054	—
(d) Proceeds for TBA Sale Commitments	—	$9,022,924	—
(e) Represents collateral for open futures contracts.

108                                                       See accompanying notes to the financial statements.

MGI Funds

Statements of Operations
For the Year Ended March 31, 2007

	MGI US Large Cap Growth Equity Fund	MGI US Large Cap Value Equity Fund	MGI US Small/Mid Cap Growth Equity Fund	MGI US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$141,302	$195,040	$59,754	$62,544
Dividends	2,102,924	5,161,721	329,261	1,566,923
Securities lending income	15,169	21,270	104,876	49,242
Withholding taxes	(1,477)	(21,497)	(329)	(132)
Total income	2,257,918	5,356,534	493,562	1,678,577
Expenses:
Advisory fee (Note 3)	1,277,927	1,275,011	899,852	815,810
Initial offering fees	27,151	26,268	11,763	11,108
Transfer agent fees	26,570	27,501	11,340	10,532
Custodian and fund accounting fees	173,773	158,774	87,639	89,563
Audit fees	26,096	26,225	24,725	24,100
Legal fees	82,986	85,790	37,494	34,663
Trustees fees	26,533	27,776	11,498	10,402
Registration fees	12,988	12,374	5,321	4,978
Blue Sky fees	41,713	42,000	42,000	42,000
Miscellaneous	41,724	43,442	18,969	17,504
Total expenses	1,737,461	1,725,161	1,150,601	1,060,660
Reimbursement of expenses (Note 3)	(413,063)	(402,037)	(230,752)	(226,721)
Net expenses	1,324,398	1,323,124	919,849	833,939
Net investment income (loss)	933,520	4,033,410	(426,287)	844,638
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(6,638,471)	11,823,171	5,278,854	6,871,024
Closed futures contracts	—	—	—	(7,989)
Net realized gain (loss)	(6,638,471)	11,823,171	5,278,854	6,863,035
Change in net unrealized appreciation (depreciation) on:
Investments	9,705,807	9,550,353	(1,195,264)	230,962
Net realized and unrealized gain (loss)	3,067,336	21,373,524	4,083,590	7,093,997
Net increase (decrease) in net assets resulting from operations	$4,000,856	$25,406,934	$3,657,303	$7,938,635

                                                             See accompanying notes to the financial statements.                                                       109

MGI Funds

Statements of Operations
For the Year Ended March 31, 2007

	MGI Non-US Core	MGI Core Opportunistic	MGI US Short Maturity
	Equity Fund	Fixed Income Fund	Fixed Income Fund
Investment Income:
Interest	$282,275	$16,849,391	$949,202
Dividends	4,079,918	—	—
Securities lending income	23,116	43,741	1,450
Withholding taxes	(245,218)	—	—
Total income	4,140,091	16,893,132	950,652
Expenses:
Advisory fee (Note 3)	1,977,119	1,156,833	46,785
Organizational fees	18,848	—	—
Initial offering fees	71,936	50,677	10,323
Transfer agent fees	30,561	37,420	2,179
Custodian and fund accounting fees	466,510	291,630	36,329
Audit fees	30,500	30,253	34,993
Legal fees	53,324	111,484	7,158
Trustees fees	20,739	32,938	1,792
Registration fees	20,935	14,303	516
Blue Sky fees	61,000	41,714	41,714
Miscellaneous	44,966	62,097	5,557
Total expenses	2,796,438	1,829,349	187,346
Reimbursement of expenses (Note 3)	(634,723)	(606,412)	(127,462)
Net expenses	2,161,715	1,222,937	59,884
Net investment income (loss)	1,978,376	15,670,195	890,768
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,265,832	(176,706)	(41,555)
Closed futures contracts	679,919	616,637	—
Written option contracts	—	137,371	—
Foreign currency, forward contracts and foreign currency related transactions	(1,456,708)	53,391	—
Net realized gain (loss)	2,489,043	630,693	(41,555)
Change in net unrealized appreciation (depreciation) on:
Investments	50,281,153	3,165,061	119,618
Open futures contracts	85,214	(141,699)	—
Written option contracts	—	18,847	—
Foreign currency, forward contracts and foreign currency related transactions	67,537	(34,773)	—
Net unrealized gain (loss)	50,433,904	3,007,436	119,618
Net realized and unrealized gain (loss)	52,922,947	3,638,129	78,063
Net increase (decrease) in net assets resulting from operations	$54,901,323	$19,308,324	$968,831

110                                                       See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets

	MGI US Large Cap		MGI US Large Cap
	Growth Equity Fund		Value Equity Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	March 31, 2007	March 31, 2006*	March 31, 2007	March 31, 2006*
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$933,520	$252,811	$4,033,410	$1,242,934
Net realized gain (loss)	(6,638,471)	4,015,859	11,823,171	2,124,042
Change in net unrealized appreciation (depreciation)	9,705,807	1,293,897	9,550,353	10,315,591
Net increase (decrease) in net assets from operations	4,000,856	5,562,567	25,406,934	13,682,567
Distributions to shareholders from:
Net investment income
Class Y-3	(619,051)	(173,925)	(3,516,305)	(522,684)
Total distributions from net investment income	(619,051)	(173,925)	(3,516,305)	(522,684)
Net realized gains
Class Y-3	(3,977,240)	(687,381)	(4,743,710)	(729,372)
Total distributions from net realized gains	(3,977,240)	(687,381)	(4,743,710)	(729,372)
Net share transactions (Note 5):
Class Y-3	118,483,467	186,290,121 (a)	100,091,922	184,368,646 (b)
Increase (decrease) in net assets resulting from net share transactions	118,483,467	186,290,121	100,091,922	184,368,646
Total increase in net assets resulting from net share transactions	118,483,467	186,290,121	100,091,922	184,368,646
Total increase in net assets	117,888,032	190,991,382	117,238,841	196,799,157
Net assets:
Beginning of period	190,991,382	—	196,799,157	—
End of period	$308,879,414	$190,991,382	$314,037,998	$196,799,157
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$450,891	$131,303	$1,316,158	$772,785

*              Funds commenced operations on August 15, 2005.

(a)       Includes contributed unrealized appreciation of $1,209,304.

(b)       Includes contributed unrealized appreciation of $769,794.

                                                                See accompanying notes to financial statements.                                                          111

MGI Funds

Statements of Changes in Net Assets

	MGI US Small/Mid Cap		MGI US Small/Mid Cap
	Growth Equity Fund		Value Equity Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	March 31, 2007	March 31, 2006*	March 31, 2007	March 31, 2006*
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(426,287)	$(127,692)	$844,638	$76,639
Net realized gain (loss)	5,278,854	4,876,657	6,863,035	1,515,332
Change in net unrealized appreciation (depreciation)	(1,195,264)	7,976,239	230,962	6,556,733
Net increase (decrease) in net assets from operations	3,657,303	12,725,204	7,938,635	8,148,704
Distributions to shareholders from:
Net investment income
Class Y-3	—	—	(583,954)	(80,065)
Total distributions from net investment income	—	—	(583,954)	(80,065)
Net realized gains
Class Y-3	(6,464,285)	(769,409)	(4,705,779)	(205,396)
Total distributions from net realized gains	(6,464,285)	(769,409)	(4,705,779)	(205,396)
Net share transactions (Note 5):
Class Y-3	47,645,070	75,384,157 (c)	32,738,133	74,915,516 (d)
Increase (decrease) in net assets resulting from net share transactions	47,645,070	75,384,157	32,738,133	74,915,516
Total increase in net assets resulting from net share transactions	47,645,070	75,384,157	32,738,133	74,915,516
Total increase in net assets	44,838,088	87,339,952	35,387,035	82,778,759
Net assets:
Beginning of period	87,339,952	—	82,778,759	—
End of period	$132,178,040	$87,339,952	$118,165,794	$82,778,759
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$8,740	$1,852	$229,623	$18,791

*              Funds commenced operations on August 15, 2005.

(c)       Includes contributed unrealized appreciation $886,084.

(d)       Includes contributed unrealized appreciation of $562,720.

112                                                          See accompanying notes to financial statements.

MGI Funds

Statements of Changes in Net Assets

	MGI Non-US Core Equity Fund	MGI Core Opportunistic Fixed Income Fund
	Year Ended	Year Ended	Period Ended
	March 31, 2007(e)	March 31, 2007	March 31, 2006*
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,978,376	$15,670,195	$4,458,170
Net realized gain (loss)	2,489,043	630,693	(1,292,705)
Change in net unrealized appreciation (depreciation)	50,433,904	3,007,436	(2,670,259)
Net increase (decrease) in net assets from operations	54,901,323	19,308,324	495,206
Distributions to shareholders from:
Net investment income
Class Y-3	(731,228)	(12,732,897)	(2,193,554)
Total distributions from net investment income	(731,228)	(12,732,897)	(2,193,554)
Net realized gains
Class Y-3	—	—	—
Total distributions from net realized gains	—	—	—
Net share transactions (Note 5):
Class Y-3	421,181,091	249,747,719	211,288,115 (f)
Increase (decrease) in net assets resulting from net share transactions	421,181,091	249,747,719	211,288,115
Total increase in net assets resulting from net share transactions	421,181,091	249,747,719	211,288,115
Total increase in net assets	475,351,186	256,323,146	209,589,767
Net assets:
Beginning of period	—	209,589,767	—
End of period	$475,351,186	$465,912,913	$209,589,767
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(56,895)	$5,539,949	$2,238,836

*              Funds commenced operations on August 15, 2005.

(e)  Fund commenced operations on August 18, 2006.

(f)        Includes contributed unrealized depreciation of  $(123,607).

                                                                See accompanying notes to financial statements.                                                          113

MGI Funds

Statements of Changes in Net Assets

	MGI US Short Maturity Fixed Income Fund
	Year Ended	Period Ended
	March 31, 2007	March 31, 2006**
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$890,768	$343,742
Net realized gain (loss)	(41,555)	(94,585)
Change in net unrealized appreciation (depreciation)	119,618	(63,833)
Net increase (decrease) in net assets from operations	968,831	185,324
Distributions to shareholders from:
Net investment income
Class Y-3	(806,579)	(201,740)
Total distributions from net investment income	(806,579)	(201,740)
Net realized gains
Class Y-3	—	—
Total distributions from net realized gains	—	—
Net share transactions (Note 5):
Class Y-3	41,582,370	16,780,743 (g)
Increase (decrease) in net assets resulting from net share transactions	41,582,370	16,780,743
Total increase in net assets resulting from net share transactions	41,582,370	16,780,743
Total increase in net assets	41,744,622	16,764,327
Net assets:
Beginning of period	16,764,327	—
End of period	$58,508,949	$16,764,327
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$279,819	$176,720

**   Fund commenced operations on August 22, 2005.

(g)       Includes contributed unrealized depreciation $(58,077).

114                                                          See accompanying notes to financial statements.

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended	Period ended
	03/31/07	03/31/06(a)
Net asset value at beginning of period	$10.58	$10.00
Net investment income†	0.04	0.02
Net realized and unrealized gain on investments	0.09	0.62
Total income from investment operations	0.13	0.64
Less dividends and distributions:
From net investment income	(0.02)	(0.01)
From net realized gain on investments	(0.15)	(0.05)
Total dividends and distributions	(0.17)	(0.06)
Net asset value at end of period	$10.54	$10.58
Total investment return(b)	1.28%	6.35	%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	0.40%	0.34	%*
Net expenses to average daily net assets	0.57%	0.55	%*
Total expenses (before reimbursement) to average daily net assets	0.75%	0.90	%*
Portfolio turnover rate	77%	63	%**
Net assets at end of period (in 000’s)	$308,879	$190,991

(a)              Class commenced operations on August 15, 2005.

(b)             The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

                                              The accompanying notes are an integral part of the financial statements.                                       115

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended	Period ended
	03/31/07	03/31/06(a)
Net asset value at beginning of period	$10.82	$10.00
Net investment income†	0.19	0.11
Net realized and unrealized gain on investments	1.10	0.79
Total income from investment operations	1.29	0.90
Less dividends and distributions:
From net investment income	(0.14)	(0.03)
From net realized gain on investments	(0.20)	(0.05)
Total dividends and distributions	(0.34)	(0.08)
Net asset value at end of period	$11.77	$10.82
Total investment return(b)	11.98%	9.03	%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	1.67%	1.66	%*
Net expenses to average daily net assets	0.55%	0.53	%*
Total expenses (before reimbursement) to average daily net assets	0.72%	0.88	%*
Portfolio turnover rate	67%	22	%**
Net assets at end of period (in 000’s)	$314,038	$196,799

(a)              Class commenced operations on August 15, 2005.

(b)             The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

116                                        The accompanying notes are an integral part of the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$11.99	$10.00
Net investment loss†	(0.05)	(0.03)
Net realized and unrealized gain on investments	0.37	2.15
Total income from investment operations	0.32	2.12
Less dividends and distributions:
From net realized gain on investments	(0.65)	(0.13)
Net asset value at end of period	$11.66	$11.99
Total investment return(b)	2.75%	21.32	%**
Ratios/Supplemental Data:
Net investment loss to average daily net assets	(0.43)%	(0.41	)%*
Net expenses to average daily net assets	0.92%	0.90	%*
Total expenses (before reimbursement) to average daily net assets	1.15%	1.44	%*
Portfolio turnover rate	77%	72	%**
Net assets at end of period (in 000’s)	$132,178	$87,340

(a)              Class commenced operations on August 15, 2005.

(b)             The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

                                              The accompanying notes are an integral part of the financial statements.                                       117

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended	Period ended
	03/31/07	03/31/06(a)
Net asset value at beginning of period	$11.03	$10.00
Net investment income†	0.10	0.02
Net realized and unrealized gain on investments	0.75	1.05
Total income from investment operations	0.85	1.07
Less dividends and distributions:
From net investment income	(0.06)	(0.01)
From net realized gain on investments	(0.50)	(0.03)
Total dividends and distributions	(0.56)	(0.04)
Net asset value at end of period	$11.32	$11.03
Total investment return(b)	7.90%	10.79	%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	0.93%	0.25	%*
Net expenses to average daily net assets	0.92%	0.90	%*
Total expenses (before reimbursement) to average daily net assets	1.17%	1.33	%*
Portfolio turnover rate	139%	23	%**
Net assets at end of period (in 000’s)	$118,166	$82,779

(a)              Class commenced operations on August 15, 2005.

(b)             The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

118                                        The accompanying notes are an integral part of the financial statements.

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Period ended
	03/31/07(a)
Net asset value at beginning of year	$12.17
Net investment income†	0.06
Net realized and unrealized gain on investments	1.55
Total income from investment operations	1.61
Less dividends and distributions:
From net investment income	(0.02)
Net asset value at end of year	$13.76
Total investment return(b)	13.24	%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	0.75	%*
Net expenses to average daily net assets	0.82	%*
Total expenses (before reimbursement) to average daily net assets	1.06	%*
Portfolio turnover rate	36	%**
Net assets at end of year (in 000’s)	$475,351

(a)              Class commenced operations on August 18, 2006.

(b)             The total return would have been lower had certain expenses not been reimbursed during the period shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

                                              The accompanying notes are an integral part of the financial statements.                                       119

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended	Period ended
	03/31/07	03/31/06(a)
Net asset value at beginning of period	$9.89	$10.00
Net investment income†	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.14	(0.27)
Total income from investment operations	0.62	0.00
Less dividends and distributions:
From net investment income	(0.30)	(0.11)
Net asset value at end of period	$10.21	$9.89
Total investment return(b)	6.30%	(0.02	)%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	4.74%	4.31	%*
Net expenses to average daily net assets	0.37%	0.35	%*
Total expenses (before reimbursement) to average daily net assets	0.55%	0.76	%*
Portfolio turnover rate	244%	282	%**
Net assets at end of period (in 000’s)	$465,912	$209,590

(a)              Class commenced operations on August 15, 2005.

(b)             The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                     Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

120                                        The accompanying notes are an integral part of the financial statements.

MGI US Short Maturity Fixed Income Fund

Financial Highlights

(For a Class Y-3 share outstanding throughout each period)

	Class Y-3
	Year ended	Period ended
	03/31/07	03/31/06(a)
Net asset value at beginning of period	$9.98	$10.00
Net investment income†	0.48	0.24
Net realized and unrealized gain (loss) on investments	0.06	(0.11)
Total income from investment operations	0.54	0.13
Less dividends and distributions:
From net investment income	(0.47)	(0.15)
Net asset value at end of period	$10.05	$9.98
Total investment return(b)	5.51%	1.34	%**
Ratios/Supplemental Data:
Net investment income to average daily net assets	4.76%	4.00	%*
Net expenses to average daily net assets	0.32%	0.30	%*
Total expenses (before reimbursement) to average daily net assets	1.00%	1.31	%*
Portfolio turnover rate	186%	121	%**
Net assets at end of period (in 000’s)	$58,509	$16,764

(a)              Class commenced operations on August 22, 2005.

(b)              The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†                      Computed using average shares outstanding throughout the period.

*                     Annualized.

**               Not annualized.

                                              The accompanying notes are an integral part of the financial statements.                                       121

MGI Funds

Notes to Financial Statements
March 31, 2007

1.                                  Organization

MGI Funds (the “Trust”) consists of eight series as follows: MGI US Large Cap Growth Equity Fund (“Large Cap Growth”), MGI US Large Cap Value Equity Fund (“Large Cap Value”), MGI US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), MGI US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), MGI Non-US Core Equity Fund (“Non-US Core Equity”), MGI Core Opportunistic Fixed Income Fund (“Core Opportunistic”), MGI High Yield Fixed Income Fund (“High Yield”), and MGI US Short Maturity Fixed Income Fund (“Short Maturity”), collectively referred to as “the Funds”. The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds are managed by Mercer Global Investments, Inc. (the “Advisor”) and are classified as “non-diversified” for the purposes of the 1940 Act which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Capital appreciation and income
Large Cap Value	Capital appreciation and income
Small/Mid Cap Growth	Capital appreciation
Small/Mid Cap Value	Capital appreciation
Non-US Core Equity	Capital appreciation and income
Core Opportunistic	Current income and capital appreciation
High Yield	Current income and capital appreciation
Short Maturity	Safety of principal, moderate level of income

Non-US Core Equity commenced operations on August 18, 2006. As of March 31, 2007, High Yield had not commenced operations.

Each Fund offers interest in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference in the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2007, only Class Y-3 had commenced operations in each of the Funds.

2.                                  Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America, herein after referred to as Generally Accepted Accounting Principles (“GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Security Valuation

Portfolio securities listed on an exchange normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last reported bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available to valuation (other than short-term investments that mature in 60 days or less, which are valued as described below).

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

Where market quotations are readily available, portfolio securities are valued based on market quotations, provided those quotations adequately reflect, in the judgment of the Advisor or a Subadvisor, the fair value of the security. Where those market quotations are not readily available, securities valued based on appraisals received from a pricing service using a computerized matrix system or based on appraisals derived from information concerning the securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”). It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specific procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security at approximately the time at which the Fund determines its net asset value (“NAV”) per share.

(b) Securities transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

(c) Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d) Securities lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities lending program under which the Funds’ custodian, Investors Bank & Trust Company (the “Custodian”), is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2007 were as follows:

	Market Value of Loaned Securities	Value of Collateral
Large Cap Growth	$30,647,218	$31,497,516
Large Cap Value	19,401,430	20,313,933
Small/Mid Cap Growth	38,544,626	40,154,884
Small/Mid Cap Value	23,047,164	23,801,064
Non-US Core Equity	18,214,386	19,100,041
Core Opportunistic	15,294,998	15,706,589
Short Maturity	8,158,959	8,327,823

(e) Repurchase agreements

A Fund may enter into a repurchase agreement where it purchases securities from a bank or broker-dealer and simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. See the Funds’ Schedule of Investments for all open repurchase Agreements as of March 31, 2007.

(f) Reverse repurchase agreements

A Fund may enter into reverse repurchase agreements which involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund will direct the Custodian to designate cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities as segregated assets of the Fund in an amount equal to the repurchase price. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions, a Fund will cause the Custodian to earmark on the Custodian’s books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

agreements are considered to be borrowings under the 1940 Act and as such, are subject to the same investment limitations. At March 31, 2007, the Funds did not have any open reverse repurchase agreements.

(g) Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor or Subadvisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would be less favorable than it would have been if this investment technique were never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service Rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to a Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

At March 31, 2007, the Funds had no open swap contracts.

(h) Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

Upon entering into a futures contract, a Fund must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked to market daily and the change in value is recorded by the fund as a variation margin payable or receivable. The fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

See the Core Opportunistic and the Non-US Core Equity Schedules of Investments for a listing of open futures contracts as of March 31, 2007

(i) Options

A purchased option gives the buyer the right to buy (call) or sell (put) an underlying investment at a fixed strike price during a specified period of time. A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

A Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options — A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. Upon closing the option the Fund will realize a gain if the price received on the transaction is more than the premium paid to purchase the original call option or a loss if the price received on the transaction is less than the premium paid to purchase the original call option.

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund resulting in a capital loss.

Covered Call Writing — A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

Closing purchase transactions will ordinarily be effected to realize a gain on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in Segregated Assets in a segregated account with the Custodian.

Purchasing Put Options — A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options, at the discretion of the Advisor or Subadvisor, in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

                                                                                                                                                                                                     127

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

Writing Put Options — A Fund also may write put options on a secured basis, which means that a Fund will maintain in a segregated account with the Custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period. The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where a subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

See the Core Opportunistic Schedule of Investments for a listing of open options contracts as of March 31, 2007

A summary of open written option contracts for the Core Opportunistic at March 31, 2007, is as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2006	30	$13,523
Options written	5,500,501	205,191
Options expired	(5,500,313)	(138,660)
Options outstanding at March 31, 2007	218	$80,054

(j) Foreign Currency Translation

The books and records of each Portfolio are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k) Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the fund as an unrealized gain or loss. When the contract is closed, the fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will segregate assets in

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

See the Core Opportunistic and Non-US Core Equity Schedule of Investments for a listing of open forward foreign currency contracts as of March 31, 2007.

(l) Short sales

A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a gain or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. As of March 31, 2007 none of the Funds held securities sold short.

(m) When-issued/TBA securities

Purchasing securities “when-issued” is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. See the Core Opportunistic Schedule of Investments for TBA sale commintments and when-issued securities held as of March 31, 2007

(n) Exchange-traded index securities

A Fund may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the Fund’s investment. These securities generally bear certain operational expenses. To the extent that a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

(o) Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”) which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization,

                                                                                                                                                                                                     129

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act.

(p) Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for open indexed securities held by the Core Opportunistic Fund as of March 31, 2007

(q) Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

(r) Allocation of expenses and operating income

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between each class of shares of each Fund based on the relative net assets of each class.

(s) Redemption Fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days are assessed a 2.00% short term trading fee.

(t) Indemnities

The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

3.                                  Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Assets up to	Assets in excess of
	$750 million	$750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Short Maturity	0.25%	0.23%

The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% if each Fund’s Class S and Class Y-1 shares.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2007, the fees were reimbursed to the extent that each Fund’s class expenses would exceed the net expense rates as set forth below of average daily net assets of the Fund class.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.42%	1.37%	1.07%	0.92%
Small/Mid Cap Value	1.42%	1.37%	1.07%	0.92%
Non-US Core	1.32%	1.27%	0.97%	0.82%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Short Maturity	0.82%	0.77%	0.47%	0.32%

                                                                                                                                                                                                     131

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

4.                                  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short term investments, for the year ended March 31, 2007, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$289,254,008
Large Cap Value	—	253,398,266
Small/Mid Cap Growth	—	118,004,671
Small/Mid Cap Value	—	152,340,152
Non-US Core	—	247,091,476
Core Opportunistic	634,707,324	247,571,567
Short Maturity	27,341,394	21,717,411
Sales
Large Cap Growth	—	175,878,048
Large Cap Value	—	158,470,596
Small/Mid Cap Growth	—	76,984,579
Small/Mid Cap Value	—	124,945,892
Non-US Core	—	148,372,990
Core Opportunistic	599,595,186	112,721,291
Short Maturity	21,013,430	7,764,996

5.                                  Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2007		Period from August 15, 2005 (commencement of operations) March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	11,537,800	$121,537,782	14,629,736	$152,224,437
Shares issued through in-kind contributions	—	—	3,694,144	36,868,287
Shares issued to shareholders in reinvestment of distributions	436,910	4,596,291	80,345	861,306
Shares repurchased	(732,916)	(7,650,606)	(350,694)	(3,663,909)
Net increase (decrease)	11,241,794	$118,483,467	18,053,531	$186,290,121

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

Large Cap Value

			Period from August 15, 2005
	Year Ended		(commencement of operations)
	March 31, 2007		March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	9,593,322	$112,387,618	14,738,691	$149,958,840
Shares issued through in-kind contributions	—	—	3,560,889	35,552,750
Shares issued to shareholders in reinvestment of distributions	705,659	8,259,748	121,324	1,252,056
Shares repurchased	(1,800,868)	(20,555,444)	(227,497)	(2,395,000)
Net increase (decrease)	8,498,113	$100,091,922	18,193,407	$184,368,646

Small/Mid Cap Growth

			Period from August 15, 2005
	Year Ended		(commencement of operations)
	March 31, 2007		March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	3,941,271	$46,507,033	5,883,193	$61,581,459
Shares issued through in-kind contributions	—	—	1,584,213	15,821,113
Shares issued to shareholders in reinvestment of distributions	565,060	6,464,285	71,907	769,409
Shares repurchased	(450,514)	(5,326,248)	(255,068)	(2,787,824)
Net increase (decrease)	4,055,817	$47,645,070	7,284,245	$75,384,157

Small/Mid Cap Value

			Period from August 15, 2005
	Year Ended		(commencement of operations)
	March 31, 2007		March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	3,471,761	$38,812,673	6,279,292	$63,008,390
Shares issued through in-kind contributions	—	—	1,526,819	15,174,673
Shares issued to shareholders in reinvestment of distributions	482,951	5,289,733	27,987	285,461
Shares repurchased	(1,026,204)	(11,364,273)	(328,018)	(3,553,008)
Net increase (decrease)	2,928,508	$32,738,133	7,506,080	$74,915,516

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

Non-US Core Equity

	Period from August 18, 2006
	(commencement of operations)
	through March 31, 2007
	Shares	Amount
Class Y-3:
Shares sold	11,003,132	$137,098,816
Shares issued through in-kind contributions	25,716,099	312,964,928
Shares issued to shareholders in reinvestment of distributions	55,347	731,228
Shares repurchased	(2,234,480)	(29,613,881)
Net increase (decrease)	34,540,098	$421,181,091

Core Opportunistic

			Period from August 14, 2005
	Year Ended		(commencement of operations)
	March 31, 2007		March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	28,078,997	$286,075,522	17,315,697	$172,551,660
Shares issued through in-kind contributions	—	—	3,664,290	36,642,901
Shares issued to shareholders in reinvestment of distributions	1,257,721	12,732,897	222,245	2,193,554
Shares repurchased	(4,897,016)	(49,060,700)	(10,101)	(100,000)
Net increase (decrease)	24,439,702	$249,747,719	21,192,131	$211,288,115

Short Maturity

			Period from August 22, 2005
	Year Ended		(commencement of operations)
	March 31, 2007		March 31, 2006
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,064,359	$40,816,422	349,857	$3,476,971
Shares issued through in-kind contributions	—	—	1,310,209	13,102,092
Shares issued to shareholders in reinvestment of distributions	81,172	806,579	20,378	201,740
Shares repurchased	(4,051)	(40,631)	(6)	(60)
Net increase (decrease)	4,141,480	$41,582,370	1,680,438	$16,780,743

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

6.                                  Federal Income Taxes

As of March 31, 2007, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$326,145,917	$18,187,082	$(6,549,132)	$11,637,950
Large Cap Value	309,416,912	22,923,675	(2,911,789)	20,011,886
Small/Mid Cap Growth	164,351,409	11,684,435	(4,545,843)	7,138,592
Small/Mid Cap Value	134,355,163	10,555,623	(3,442,384)	7,113,239
Non-US Core	436,184,738	55,174,716	(6,176,552)	48,998,164
Core Opportunistic	562,152,948	1,855,274	(1,724,255)	131,019
Short Maturity	65,211,007	72,808	(76,711)	(3,903)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, real estate investment trust and other basis adjustments.

As of March 31, 2007, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) disclosed below as follows:

	Undistributed	Undistributed	Capital Losses and	Total
	Ordinary	Long-Term	Other Temporary	Distributable
	Income	Gain	Differences	Earnings
Large Cap Growth	$448,721	$—	$(6,690,359)	$(6,241,638)
Large Cap Value	4,246,181	6,177,759	(9,799)	10,414,141
Small/Mid Cap Growth	890,420	2,043,092	(1,920)	2,931,592
Small/Mid Cap Value	3,171,486	825,036	(1,572)	3,994,950
Non-US Core	5,138,381	—	(47,265)	5,091,116
Core Opportunistic	5,525,266	—	(598,364)	4,926,902
Short Maturity	280,835	—	(158,204)	122,631

On March 31, 2007, the following Funds had capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31
Funds	2014	2015
Core Opportunistic	$281,738	$160,420
Large Cap Growth	—	6,680,077
Short Maturity	56,196	89,734

For the year ended March 31, 2007, Core Opportunistic and Short Maturity have elected to defer to April 2007, post October 2006 capital losses of $226,117 and $11,258 respectively. All other differences are temporary losses related to organizational costs.

MGI Funds

Notes to Financial Statements — (Continued)
March 31, 2007

During the year ended March 31, 2007, the tax character of distributions paid was as follows:

	Distributions Paid from	Distributions Paid from
	Ordinary Income	Long-Term Capital Gain
Large Cap Growth	$4,015,127	$581,164
Large Cap Value	5,747,533	2,512,482
Small/Mid Cap Growth	4,754,909	1,709,376
Small/Mid Cap Value	3,235,038	2,054,695
Non-US Core	731,228	—
Core Opportunistic	12,732,897	—
Short Maturity	806,579	—

7.                                  Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, (“FIN 48”) “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115.” SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MGI Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MGI Funds comprising MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Core Opportunistic Fixed Income Fund, MGI US Short Maturity Fixed Income Fund and MGI Non-US Core Equity Fund (collectively, the “Funds”) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting MGI Funds as of March 31, 2007 and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 23, 2007

MGI Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment advisor and sub-advisors use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, will be available on the Commission’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Code of Ethics

As of March 31, 2007, the Funds will be filing a copy of their code of ethics that applies to the Advisor, the Distributor, each subadvisor or persons performing similar functions with the SEC as an exhibit to its annual report on Form N-CSR. The full report can be viewed on the SEC website at  www.sec.gov.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2007 was as follows:

Fund
Large Cap Growth	$581,164
Large Cap Value	2,512,482
Small/Mid Cap Growth	1,709,376
Small/Mid Cap Value	2,054,695

Qualified dividend income (“QDI”) received by the Funds through March 31, 2007, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$619,051
Large Cap Value	4,977,640
Small/Mid Cap Growth	248,997
Small/Mid Cap Value	1,011,501
Non-US Core	731,228

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2007, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	100.00%
Large Cap Value	55.04%
Small/Mid Cap Growth	12.11%
Small/Mid Cap Value	17.40%

MGI Funds

Additional Information (Unaudited) — (Continued)

Board Approvals of Investment Management Agreement and Subadvisory Agreements during the period October 1, 2006 though March 31, 2007

February 8, 2007 Board Meeting

MGI US Large Cap Value Equity Fund and MGI Core Opportunistic Fixed Income Fund — Approval of New Subadvisory Agreements

At a meeting of the board of MGI Funds™ (the “Trust”) on February 8, 2007 (the “Meeting”), the members of the board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, a amended (the “1940 Act”), considered and approved (a) the proposed subadvisory agreement between Mercer Global Investments Inc. (the “Advisor”) and Numeric Investors LLC (“Numeric”) with respect to the MGI US Large Cap Value Equity Fund (the “Large Cap Value Fund” or “Fund”) and (b) the proposed subadvisory agreement between Mercer Global Investments Inc. (the “Advisor”) and MacKay Shields LLC (“MacKay” and, together with Numeric, the “Proposed Subadvisors”) with respect to the MGI Core Opportunistic Fixed Income Fund  (the “Core Fixed Income Fund” or “Fund”).

In considering the approval of the two proposed subadvisory agreements (together, the “Agreements”), the board of trustees was able to draw on its knowledge of the Trust, its other portfolios and the Advisor. The board took note of its knowledge of the Advisor and the advisory, subadvisory agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its May 2005 organizational meeting (the “Organizational Meeting”) for the other portfolios, and noted that it had at the time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and subadvisory agreements.

The board was provided with information about the proposed subadvisors for each of the Large Cap Value Fund and the Core Fixed Income Fund, including (i) copies of the form of Sub-Advisory Agreement between the Advisor and the Proposed Subadvisor; (ii) information regarding the process by which the Advisor had selected and recommended for Board approval the Proposed Subadvisor; (iii) the nature, extent, and quality of the services that the Proposed Subadvisor would provide to the respective Fund; (iv) the Proposed Subadvisor’s reputation, investment management business, personnel, and operations; (v) the qualifications and experience of the persons at the Proposed Subadvisor who will be responsible for the day-to-day management of the Fund; (vi) the Proposed Subadvisor’s staffing levels and overall resources; (vii) the Proposed Subadvisor’s brokerage and trading policies and practices; (viii) the level of sub-advisory fees to be charged by the Proposed Subadvisor, and a comparison of those fees to the fees charged by the Proposed Subadvisor to comparable accounts the Proposed Subadvisor managed, including registered and unregistered investment companies or other pooled investment vehicles, as applicable; (ix) the Proposed Subadvisor’s compliance program; (x) the Proposed Subadvisor’s historical performance returns managing a similar investment mandate, and such performance compared to a relevant index; and (xi) the Proposed Subadvisor’s financial condition. Further, the Independent Trustees reviewed materials supplied by counsel that were prepared for use by the board in fulfilling its duties under the 1940 Act. In addition, the Independent Trustees considered their discussions with representatives of the Advisor and representatives of each of Numeric and MacKay at the Meeting.

In its consideration of the approval of the two proposed subadvisory agreements, the board considered the following factors:

(a) The nature, extent, and quality of services to be provided by the Proposed Subadvisors.   The Independent Trustees reviewed the nature, quality, and extent of the services to be provided by each Proposed Subadvisor to the applicable Fund. The Independent Trustees discussed the specific investment process to be employed by each Proposed Subadvisor in managing the assets to be allocated to it (which had been discussed with each Proposed Subadvisor at the Meeting), the qualifications of the Proposed Subadvisor’s investment management team with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that the Proposed Subadvisor would be managing, and the Proposed Subadvisor’s performance record as compared to its benchmark. The Independent Trustees considered each Proposed Subadvisor’s infrastructure, and whether the Proposed Subadvisor’s organization appeared to support the Proposed Subadvisor’s investment strategy adequately. The Independent Trustees also discussed the Advisor’s review and selection process with respect to each Proposed Subadvisor, and the Advisor’s assessment as to the nature and quality of the

                                                                                                                                                                                                     139

MGI Funds

Additional Information (Unaudited) — (Continued)

Sub-Advisory services expected to be provided by the Proposed Subadvisor. The Independent Trustees determined that each Fund would benefit from the quality and experience of the Proposed Subadvisor’s portfolio managers. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent, and quality of the Sub-Advisory services to be provided by each Proposed Subadvisor, as well as each Proposed Subadvisor’s ability to render such services based on the Proposed Subadvisor’s experience, operations, and resources, were appropriate for the respective Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that the Proposed Subadvisor would manage.

(b) Investment performance of the Fund and the Proposed Subadvisor.   Because neither Numeric nor MacKay was managing an allocated portion of its applicable Fund, the Independent Trustees could not consider the investment performance of each Proposed Subadvisor with respect to its management of the Fund as a factor in evaluating the Proposed Sub-Advisory Agreement. However, the Independent Trustees did review MacKay’s historical performance record in managing other accounts that were comparable to the Core Fixed Income Fund. The Independent Trustees also compared this historical performance to a relevant benchmark, and concluded that the historical performance record for MacKay, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Sub-Advisory Agreement with MacKay. In the case of Numeric, the Independent Trustees noted that Numeric’s mandate would represent a new investment strategy for the Proposed Subadvisor. However, the Independent Trustees had reviewed the historical performance of Numeric in managing other equity accounts, including Numeric’s all cap equity strategy, and compared that historical performance to relevant benchmarks. The Independent Trustees concluded that the historical performance record for Numeric, in managing other equity portfolios, when considered in combination with other factors evaluated by the Independent Trustees, supported a decision to approve the Proposed Sub-Advisory Agreement with Numeric.

(c) Comparison of services to be rendered and fees to be paid to those under other Sub-Advisory contracts, such as those with other clients.   The Independent Trustees discussed the services that would be rendered by each Proposed Subadvisor and evaluated the compensation to be paid to the Proposed Subadvisor by the Advisor. The Independent Trustees also considered comparisons of the fees paid to each Proposed Subadvisor by the Advisor with the fees charged by the Proposed Subadvisor to its other clients. For each Proposed Subadvisor, the Independent Trustees noted that the fee schedule of the Proposed Subadvisor included breakpoints that could reduce the Proposed Subadvisor’s fees as assets in the applicable Fund increased. In addition, the Independent Trustees considered the selection and due diligence process employed by the Advisor, as discussed in detail at this Meeting, in deciding to recommend each Proposed Subadvisor as a subadvisor to the respective Fund, and the Advisor’s reasons for concluding that the fees to be paid by MGI to the Proposed Subadvisor for its services to the Fund were reasonable. The Independent Trustees noted that the Sub-Advisory fees were paid by the Advisor to each Proposed Subadvisor and were not additional fees to be borne by the Fund. Based on their discussion, the Independent Trustees concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to each Proposed Subadvisor with respect to the assets of the applicable Fund to be allocated to the Subadvisor appeared to be within a reasonable range.

Conclusion.   No single factor was determinative to the Independent Trustees’ decision. Based on these factors, the determinations of the Advisor at the conclusion of its due diligence processes and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for each proposed subadvisor was reasonable in relation to the services to be provided by the proposed subadvisor. As a result, the Independent Trustees decided to recommend to the Board the approval of each proposed subadvisory agreement.

MGI Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2005 through March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.57%	1,000.00	1,047.40	1,023.70	2.91
Hypothetical	0.57%	1,000.00	1,022.09	1,011.05	2.87

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/365

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.55%	1,000.00	1,055.40	1,027.70	2.82
Hypothetical	0.55%	1,000.00	1,022.19	1,011.10	2.77

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Understanding Your Fund’s Expenses (Unaudited) — (Continued)

Small/Mid Cap Growth

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.92%	1,000.00	1,088.30	1,044.15	4.79
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap Value

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.92%	1,000.00	1,122.80	1,061.40	4.87
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

Non-US Core Equity

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.82%	1,000.00	1,141.80	1,070.90	4.38
Hypothetical	0.82%	1,000.00	1,020.84	1,010.42	4.13

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365

Core Opportunistic

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.37%	1,000.00	1,025.70	1,012.85	1.87
Hypothetical	0.37%	1,000.00	1,023.09	1,011.54	1.87

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Understanding Your Fund’s Expenses (Unaudited) — (Continued)

Short Maturity

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.32%	1,000.00	1,026.30	1,013.15	1.62
Hypothetical	0.32%	1,000.00	1,023.34	1,011.67	1.61

*                     Actual expenses are equal to the Class’s annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Robert L. Ash 1166 Avenue of the Americas New York, NY 10036 (60)	Chairman and Trustee	Since 2005	Mr. Ash is retired. He is a member of the Board of Advisors of Merganser Capital Management since 2006. He was the Chief Executive Officer of EBB Services, Inc., a financial services company, from October 2004 to February 2006. Mr. Ash served as the Chief Executive Officer and Senior Managing Director of Fleet Investment Management from 1997 to 2001.	8	None
Harrison M. Bains, Jr. 1166 Avenue of the Americas New York, NY 10036 (63)	Trustee	Since 2005	Mr Bains is retired. He was Vice President and Treasurer of Bristol-Myers Squibb Co. from 1988 to 2004.	8	None

Adela M. Cepeda A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601 (48)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. since 1995.	8

Ms. Cepeda chairs the Board of Directors of Alta Capital Group LLC (broker-dealer) and she is a director of Lincoln National Income Fund, Inc., The UBS Funds, UBS Relationship Funds, Fort Dearborn Income Securities, Inc., SMA Relationship Trust, and Amalgamated Bank of Chicago.

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Phillip J. de Cristo** (45)	Trustee, President, and Chief Executive Officer	Since 2006	Mr. de Cristo is President of Mercer Global Investments, Inc. since 2006. Prior to 2006, Mr. de Cristo was a managing director for Fidelity Pension Management, a division of Fidelity Investments and part of the international arm of Fidelity Investments.	8	None

1                                     Each Trustee holds office for an indefinite term.

*                                     The “Fund Complex” consists of the Trust, which has eight portfolios.

**                               Mr. de Cristo is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ravi B. Venkataraman (38)	Vice President and Chief Investment Officer	Since 2005

Mr. Venkataraman is Chief Investment Officer, Mercer Global Investments, Inc. since 2004. Mr. Venkataraman was Principal and Head of the Northeast Region of Mercer Investment Consulting, Inc. from 2000 to 2003.

Richard S. Joseph (41)	Vice President, Treasurer, and Principal Accounting Officer	Since 2005

Mr. Joseph is Chief Operating Officer, Mercer Global Investments, Inc. since 2005. Mr. Joseph was Chief Operating Officer of Pioneer Investments from March 2004 to June 2004, Chief Operating Officer of AdvisorCentral LLC from 2001 to 2004, and Executive Vice President and Chief Operating Officer, Fleet Financial Group from 1996 to 2001.

Cynthia Lo Bessette (38)	Vice President, Secretary, and Chief Legal Officer	Since 2005

Ms. Lo Bessette is a Senior Corporate Counsel of Mercer Global Investments, Inc. since 2005. From 2004 to 2005, Ms. Lo Bessette was Counsel with Dimensional Fund Advisors, Inc. From 2001 to 2004, Ms. Lo Bessette was a Director and Associate General Counsel with UBS Global Asset Management (US) Inc. From 1998 to 2001, Ms. Lo Bessette was a Vice President and Counsel with Zurich Scudder Investments.

David M. Goldenberg (40)	Vice President and Assistant Secretary	Since 2005

Mr. Goldenberg is Chief Counsel of Mercer Human Resource Consulting since 2005. He was Chief Counsel of Mercer Global Investments, Inc. from August 2004 to December 2005; and a Director of Mercer Trust Company from December 2004 to September 2005. From 2005 to 2006, Mr. Goldenberg was Chief Compliance Officer of Mercer Global Investments, Inc. From 2002 to 2004, Mr. Goldenberg was Deputy General Counsel of UBS Global Asset Management (US) Inc. From 2000 to 2002, he was Director, Legal Affairs at Lazard Asset Management.

Christopher Ray (43)	Vice President	Since 2006

Mr. Ray is a Vice President and Senior Portfolio Manager of Mercer Global Investments, Inc. since 2005. Prior to 2005, Mr. Ray was a senior vice president, consultant relations manager, and fixed income portfolio manager with Putnam Investments.

Martin J. Wolin (38)	Vice President and Chief Compliance Officer	Since 2006

Mr. Wolin is the Chief Compliance Officer for Mercer Global Investments, Inc. in North America and Mercer Investment Consulting since 2006. Prior to 2006, Mr. Wolin was Chief Compliance Officer of Pioneer Investments’ U.S. investment management and mutual funds business.

†                                        Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of MGI Funds are distributed by MGI Funds Distributors, Inc.

Item 2. Code of Ethics.

As of March 31, 2007, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer.  For the year ended March 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics.  A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a) (1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $139,850 and $194,780 for the fiscal years ended March 31, 2006 and March 31, 2007, respectively.

(b)   Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)   Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $8,400 and $23,800  for the fiscal years ended March 31, 2006 and March 31, 2007, respectively.

(d)   All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1)   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the   Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

    (2)   There were no services described in (b) through (d) above (including services required to be approved by the   audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements  for the fiscal year ended March 31, 2007 were attributable to work performed by persons other than the principal  accountant’s full-time, permanent employees.

(g)   There were no aggregate fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling,  controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MGI FUNDS

By (Signature and Title)	By: /s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)

Date	6/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Phillip J. de Cristo
Phillip J. de Cristo
President and Chief Executive Officer
(Principal Executive Officer)

Date	6/4/07

By (Signature and Title)	By: /s/ Richard S. Joseph
Richard S. Joseph
Vice President, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date	6/4/07